     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1997
                                                              FILE NO. 33-72830
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                        POST-EFFECTIVE AMENDMENT NO. 5
                                      TO
                                   FORM S-6

    FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                                ---------------
A. EXACT NAME OF TRUST:
                           CHUBB SEPARATE ACCOUNT C
B. NAME OF DEPOSITOR:
                    CHUBB LIFE INSURANCE COMPANY OF AMERICA
C. COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES:
                      ONE GRANITE PLACE CONCORD, NH 03301
D. NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE:
 RONALD R. ANGARELLA PRESIDENT CHUBB SECURITIES CORPORATION ONE GRANITE PLACE
                               CONCORD, NH 03301

                                  COPIES TO:

CHARLENE GRANT, ESQ. CHUBB LIFE INSURANCE COMPANY OF AMERICA ONE GRANITE PLACE
                               CONCORD, NH 03301

                              JOAN E. BOROS, ESQ.
                             KATTEN MUCHIN & ZAVIS
                      1025 THOMAS JEFFERSON STREET, N.W.
                             EAST LOBBY, SUITE 700
                            WASHINGTON, D.C. 20007

                                ---------------
  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX)
    [_] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)
    [X] ON MAY 1, 1997 PURSUANT TO PARAGRAPH (B)
    [_] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(I)
    [_] ON MAY 1, 1997 PURSUANT TO PARAGRAPH (A)(I) OF RULE (485)
    [_] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.
E. TITLE AND AMOUNT OF SECURITIES BEING REGISTERED:
    UNITS OF INTEREST IN THE SEPARATE ACCOUNT UNDER INDIVIDUAL AND SURVIVOR-SHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES.
F. PROPOSED MAXIMUM OFFERING PRICE TO THE PUBLIC OF THE SECURITIES BEING
REGISTERED:
    REGISTRATION OF INDEFINITE AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940.
G. AMOUNT OF FILING FEE:
    AN INDEFINITE AMOUNT OF THE REGISTRANT'S SECURITIES HAS BEEN REGISTERED PURSUANT TO A DECLARATION, UNDER RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, SET OUT IN THE FORM S-6 REGISTRATION STATEMENT. REGISTRANT FILED A RULE 24F-2 NOTICE FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996
    ON FEBRUARY 27, 1997.
H. APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after the effective date.
  Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(B) under the In-vestment Company Act of 1940, with respect to the policy described in the Pro-spectus.

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

                           THE CHUBB HERITAGE SERIES
                           CHUBB SEPARATE ACCOUNT C

                     INDIVIDUAL AND SURVIVORSHIP FLEXIBLE
                   PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                   ISSUED BY
                    CHUBB LIFE INSURANCE COMPANY OF AMERICA
                               ONE GRANITE PLACE
                         CONCORD, NEW HAMPSHIRE 03301
                                (603) 226-5000

  This Prospectus describes two forms of a flexible premium variable life insurance policy issued by Chubb Life Insurance Company of America ("Chubb Life"): an individual flexible premium variable life insurance policy form ("Chubb Heritage I") and a survivorship flexible premium variable life insurance policy form ("Chubb Heritage II") (collectively the "Policy" or "Policies"). The Policies are designed to provide a Policyowner with both lifetime insurance protection and maximum flexibility in connection with premium payments and death benefits, together with the opportunity to participate in the investment experience of Chubb Separate Account C ("Separate Account C"). Although each Policy contains a schedule of intended premium payments ("Planned Periodic Premiums"), and an intended frequency of premium payments ("Premium Frequency"), a Policyowner may, subject to certain restrictions, vary the frequency and amount of the premium payments and increase or decrease the level of life insurance benefits payable under the Policy. The flexibility allows a Policyowner to provide for changing insurance needs within the framework of a single insurance policy. Unlike traditional insurance protection providing fixed benefits, the Policyowner participates in the investment experience of Separate Account C. Accumulation Value under the Policies will increase with positive investment experience and decrease with negative investment experience. Accumulation Value in Separate Account C is not guaranteed and could decline to zero.

  Chubb Heritage I provides life insurance coverage on one Insured, with the Death Benefit payable at the Insured's death. Chubb Heritage II provides life insurance coverage on two Insureds, with the Death Benefit payable upon the death of the last surviving Insured. If Net Premiums are allocated to Separate Account C, the amount of the Death Benefit may reflect the investment experience of the chosen Divisions, as well as the frequency and amount of premiums, any withdrawals of Cash Value ("withdrawal"), and the charges assessed in connection with the Policy. As long as the Policy remains in force, the Death Benefit will not be less than the current Specified Amount of the Policy, reduced by any outstanding indebtedness and any due and unpaid fees and charges. The minimum initial Specified Amount is $500,000 for Chubb Heritage I and $2,000,000 for Chubb Heritage II. After a withdrawal, the Specified Amount may not be reduced to less than $250,000 for Chubb Heritage I and $500,000 for Chubb Heritage II Policy.

  The Death Benefit is payable under two options. The Policyowner will make two elections to determine the Death Benefit under the Policy. First, the Policyowner will choose one of two Death Benefit options offered under the Policy. Second, the Policyowner will choose the Death Benefit qualification test, which is the method for qualifying the Policy as a life insurance contract for purposes of Federal tax law. In general, under Death Benefit Option I, the Death Benefit payable under the Policy is equal to the current Specified Amount; under Death Benefit Option II, the Death Benefit equals the current Specified Amount plus the Accumulation Value of the Policy on the date of death. The Policy will also increase the Death Benefit if necessary to ensure that the Policy will continue to qualify as life insurance under Federal tax laws. The Policyowner may not change the Death Benefit qualification test once selected but may, subject to certain restrictions, change from one death benefit option to the other after the Policy has been issued.

  The initial premium payment must be sufficient to keep the Policy in force for at least three months. If a Policyowner chooses the Guaranteed Death Benefit Rider, the Death Benefit will be guaranteed to never be less than the Specified Amount, provided that a cumulative minimum premium requirement is met. No premium payment may be less than $500.

  The Policy will remain in force so long as Cash Value exceeds indebtedness and Cash Value less indebtedness is sufficient to pay certain monthly charges imposed in connection with the Policy. The Cash Value equals the Accumulation Value less any Surrender Charge. Accumulation Value in Separate Account C will reflect the investment experience of the chosen Divisions, the amount and frequency of premium payments, any withdrawals, and charges imposed in connection with the Policy. Adherence to the schedule of Planned Periodic Premiums will not assure the Policy will remain in force. The Policyowner bears the entire investment risk for all amounts allocated to Separate Account C; no minimum Accumulation Value is guaranteed and the Accumulation Value could decline to zero. So long as Cash Value exceeds indebtedness and subject to certain conditions described in this Prospectus, a Policyowner may obtain policy loans at any time after the first policy anniversary and may make withdrawals at any time. Both withdrawals and policy loans must be made prior to the Policy's Maturity Date.

  The Policyowner may allocate Net Premiums to one or more of the Divisions or to Chubb Life's General Account on the Allocation Date. Each Division will invest solely in a corresponding portfolio (a "Portfolio") of JPM Series Trust II (the "Trust"). Prior to the Allocation Date the Net Premiums paid will be deposited in Chubb Life's General Account. There is a "free look" period during which the Policyowner may cancel the Policy. If the Policyowner elects during this "free look" period to cancel the Policy, Chubb Life will reimburse, within seven days from the date the Policy is surrendered to Chubb Life, the full amount of premium paid. The accompanying Prospectus for the Trust and the Statement of Additional Information, available on request, describe the investment objectives and risks of the five Portfolios of the Trust. The Policies described in this Prospectus are not available in all states.

  Chubb Life believes the Policy will in general receive favorable tax treatment under the Internal Revenue Code of 1986 ("the Code"). However, because there are issues as to which the law is developing or changing, there can be no guarantees. Information in this Prospectus is not intended as tax advice and Chubb Life recommends that prospective purchasers rely only on the advice of a qualified tax adviser. Prospective purchasers of this Policy are advised that replacement of existing insurance coverage may not be financially advantageous and should consult with their financial advisers with respect to the Policy. It may also not be advantageous to purchase this Policy if the prospective purchaser already owns a flexible premium variable life insurance policy.

  This Prospectus generally describes only the portion of the Policy involving Separate Account C. For a brief summary of Chubb Life's General Account, see "THE GENERAL ACCOUNT."

                THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR
                       PRECEDED BY A CURRENT PROSPECTUS
                            FOR JPM SERIES TRUST II

  THESE  SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
   SECURITIES   AND   EXCHANGE   COMMISSION  OR  ANY  STATE  SECURITIES
    DIVISION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES DIVISION,
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
      REPRESENTATION  TO   THE  CONTRARY  IS  A CRIMINAL OFFENSE.

  PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

               THE DATE OF THIS PROSPECTUS IS JANUARY 1, 1997

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
DEFINITIONS..............................    3
SUMMARY..................................    4
CHUBB LIFE INSURANCE COMPANY OF AMERICA..    9
CHUBB SEPARATE ACCOUNT C.................    9
  Divisions..............................    9
JPM SERIES TRUST II......................    9
THE POLICIES.............................   10
  General................................   10
  Payment of Premiums....................   11
  Guaranteed Death Benefit Premiums......   11
  Premium Limitations....................   11
  Allocation of Premiums.................   11
  Transfers..............................   12
  Telephone Transfers, Loans and
   Reallocations.........................   13
  Policy Lapse...........................   13
  Reinstatement..........................   14
  Policy "Free Look".....................   14
CHARGES AND DEDUCTIONS...................   14
  Premium Charges........................   14
  Monthly Deduction......................   15
  Risk Charge............................   16
  Surrender Charge.......................   16
  Administrative Fees....................   16
  Other Charges..........................   16
POLICY BENEFITS AND RIGHTS...............   16
  Death Benefits.........................   16
  Guaranteed Death Benefit...............   19
  Combined Requests......................   19
  Maturity of the Policy.................   19
  Optional Insurance Benefits............   19
  Settlement Options.....................   20
CALCULATION OF ACCUMULATION VALUE........   20
  Unit Values............................   21
  Net Investment Factor..................   21
CASH VALUE BENEFITS......................   22
  Surrender Privileges...................   22
  Policy Loans...........................   22

                                                                           PAGE
                                                                           ----
                           OTHER MATTERS..................................  23
                             Voting Rights................................  23
                             Additions, Deletions or Substitutions of
                              Investments.................................  24
                             Annual Report................................  24
                             Confirmation.................................  24
                             Limitation on Right to Contest...............  25
                             Misstatements................................  25
                             Suicide......................................  25
                             Beneficiaries................................  25
                             Postponement of Payments.....................  25
                             Assignment...................................  25
                             Illustration of Benefits and Values..........  25
                             Non-Participating Policy.....................  25
                           THE GENERAL ACCOUNT............................  25
                             General Description..........................  26
                             General Account Accumulation Value...........  26
                             Determination of Charges.....................  26
                             Premium Deposit Fund.........................  26
                           DISTRIBUTION OF THE POLICY.....................  26
                             Group or Sponsored Arrangements..............  27
                           MANAGEMENT OF CHUBB LIFE.......................  28
                             Executive Officers and Directors of Chubb
                              Life........................................  28
                             Executive Officers (Other Than Directors)....  29
                           STATE REGULATION OF CHUBB LIFE.................  30
                           FEDERAL TAX MATTERS............................  30
                             Tax Considerations...........................  30
                             Policy Proceeds..............................  30
                             Charge for Chubb Life Income Taxes...........  32
                           EMPLOYEE BENEFIT PLANS.........................  33
                           LEGAL PROCEEDINGS..............................  33
                           EXPERTS........................................  33
                           REGISTRATION STATEMENT.........................  33
                           FINANCIAL STATEMENTS...........................  33
                           ILLUSTRATIONS.................................. A-1

  [THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. CHUBB LIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF THE TRUST OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST.]

                                  DEFINITIONS
  In addition to terms which are defined elsewhere in this Prospectus, the following words and phrases shall have the indicated meanings:

  ACCUMULATION VALUE--The total amount that a Policy provides for investment at any time plus the amount held as collateral for Policy Debt.

  AGE--The Insured's age at his or her nearest birthday.

  ALLOCATION DATE--The date when the initial premium is placed in the Divisions and the General Account in accordance with the Policyowner's allocation instructions in the application. The Allocation Date is 20 days from the date the Policy is issued.

  ATTAINED AGE--The age of the Insured at the last policy anniversary.

  BENEFICIARY--The person designated by the Policyowner in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with Chubb Life. If no Beneficiary survives the Insured, the Policyowner or the Policyowner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee.

  CASH VALUE--The Accumulation Value less any applicable Surrender Charge. This amount less the amount of Policy Debt is payable to the Policyowner on the earlier of surrender of the Policy or the Maturity Date.

  DATE OF RECEIPT--Any business day of Chubb Life prior to 4:00 P.M. Eastern time, on which a notice or premium payment is received at Chubb Life's service center or home office.

  DEATH BENEFIT--The amount, less the amount of Policy Debt, which is payable to the Beneficiary under the Policy upon the death of the Insured under Chubb Heritage I and the death of the last surviving Insured under Chubb Heritage II.

  DIVISION--A separate division of Separate Account C which invests exclusively in the shares of a specified Portfolio of the Trust.

  GENERAL ACCOUNT--The assets of Chubb Life other than those allocated to Separate Account C or any other separate account.

  INSURED(S)--The person(s) upon whose life the Policy is issued.

  ISSUE AGE--The Insured's age at his or her nearest birthday on the Policy
Date.

  JOINT EQUAL AGE--On Chubb Heritage II, this will be calculated pursuant to a formula which converts the specific age, gender and underwriting classifications of the two Insureds into one age. The Joint Equal Age is used in determining issue age limitations, minimum premiums and guaranteed death benefit premiums.

  LOAN VALUE--Generally, 90% of a Policy's Cash Value on the date of a loan.

  MATURITY DATE--Unless otherwise specified, the Maturity Date will be the policy anniversary nearest to the Insured's 100th birthday for Chubb Heritage I and the younger Insured's 100th birthday for Chubb Heritage II.

  MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

  NET PREMIUM--The gross premium less a 2.5% state premium tax charge, a 1.25% Federal deferred acquisition cost tax charge and a 3% sales charge.

  OWNER (POLICYOWNER)--The person or entity so designated in the application or as subsequently changed.

  POLICY DATE--The date set forth in the Policy, which is the date requested by the Owner. If no date is requested, it is the date the Policy is issued. The Policy Date is the date from which policy years, policy months, and policy anniversaries will be determined. If the Policy Date should fall on the 29th, 30th, or 31st of a month, the Policy Date will be the 1st of the following month.

  POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

  PORTFOLIO--A separate investment Portfolio of the Trust.

  PROOF OF DEATH--One or more of the following:

    (a) A copy of a certified death certificate.

    (b) A copy of a certified decree of a court of competent jurisdiction as to the finding of death.

    (c) A written statement by a medical doctor who attended the Insured.

    (d) Any other proof satisfactory to Chubb Life.

  SEPARATE ACCOUNT C--Chubb Separate Account C, a separate investment account created by Chubb Life to receive and invest Net Premiums paid under the Policy and other flexible premium variable life insurance policies offered by Chubb Life.

  SPECIFIED AMOUNT--The face amount of the Policy which is the minimum death benefit payable under the Policy.

  SURRENDER CHARGE--A sales charge assessed only upon surrender or withdrawal.

  TRUST--JPM Series Trust II, a series mutual fund.

  VALUATION DATE--Each day, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 P.M. Eastern time, or any other days as may be required.

  VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange on each Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

                                    SUMMARY

  The discussion in this Prospectus assumes that there is no policy loan outstanding and that state variations will be covered by prospectus supplement or policy endorsement, as appropriate. The terms under which the Policies are issued may also vary from those described in this Prospectus based on particular circumstances. The description of the Policies in this Prospectus is subject to the terms of the Policy purchased by a Policyowner and any supplement or endorsement to it. An applicant may review a copy of the Policy and any supplement or endorsement to it on request.

WHAT ARE THE VARIABLE LIFE POLICIES BEING OFFERED?

  This Prospectus describes two forms of a flexible premium variable life insurance policy issued by Chubb Life Insurance Company of America ("Chubb Life"). Chubb Heritage I provides life insurance coverage on one Insured, with the Death Benefit payable upon the death of such Insured. Chubb Heritage II provides life insurance coverage on two Insureds, with a Death Benefit payable only when the last surviving Insured dies. The Policyowner may, subject to certain limitations, make premium payments in any amount at any frequency. The Policies are life insurance contracts with death benefits, cash values, and other features traditionally associated with life insurance. They are called "flexible premium" because, unlike many insurance contracts, there are no fixed schedules for premium payments, although each Policyowner may establish a schedule of premium payments ("Planned Periodic Premiums"). This flexibility permits a Policyowner to provide for evolving insurance needs within a single insurance product. The minimum initial Specified Amount is $500,000 for Chubb Heritage I and $2,000,000 for Chubb Heritage II. A Policyowner may increase or decrease coverage. Increasing coverage under the Policy, rather than purchasing another policy, may save additional administrative costs. Increasing coverage under the Policy or purchasing another policy may require new evidence of insurability. Increasing or decreasing coverage may have certain tax consequences. See "FEDERAL TAX MATTERS".

  The Policies generally work as follows: a Policyowner periodically pays a premium to Chubb Life. Chubb Life subtracts an amount for state premium taxes, the Federal deferred acquisition cost tax charge and the sales charge from each premium. Chubb Life then places the Net Premium into one or more of the five Divisions and/or Chubb Life's General Account as directed by the Policyowner. Each Division invests its assets in a corresponding Portfolio of the Trust. During the year, Chubb Life takes charges from each Division and credits or charges each Division with its respective investment experience. The cost of insurance charge, which is deducted from each Policy's Accumulation Value, varies monthly based on the sex, Issue Age, policy year, rating class of the Insured(s), Specified Amount of the Policy, Death Benefit option and applicable corridor percentage. A policyowner will incur a Surrender Charge for a surrender or withdrawal during the first five policy years. See "CHARGES AND DEDUCTIONS--Surrender Charge".

  The Death Benefit is payable under two options. The Policyowner will make two elections to determine the Death Benefit under the Policy. First, the Policyowner will choose one of two Death Benefit options offered under the Policy. Second, the Policyowner will choose the Death Benefit qualification test, which is the method for qualifying the Policy as a life insurance contract for purposes of Federal tax law. In general, under Death Benefit Option I, the Death Benefit payable under the Policy is equal to the current Specified Amount; under Death Benefit Option II, the Death Benefit is equal to the Specified Amount plus the Accumulation Value of the Policy on the date of death. The Policy will also increase the Death Benefit if necessary to ensure that the Policy will continue to qualify as life insurance under Federal tax laws. The Policyowner may not change the Death Benefit qualification test once selected but may, subject to certain restrictions, change from Death Benefit Option I to Option II, and vice versa, after the Policy has been issued. Prospective Policyowners should be aware that there is no guarantee of Accumulation Value in Separate Account C. See "POLICY BENEFITS AND RIGHTS-- Death Benefits".

  All persons insured must meet specified age limits and certain health and other standards called "Underwriting Standards". The smoking status of the Insureds is generally reflected in the cost of insurance rates. However, for Chubb Heritage I, distinctions between smokers and nonsmokers are only made for Insureds age 15 and over. Policies issued in certain jurisdictions will not directly reflect the sexes of the Insureds in either the premium rates or the charges and values under the Policy.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Premiums are flexible and the Policyowner may choose the amount and frequency of premium payments provided each premium is at least $500. Chubb Life reserves the right to limit the amount of any increase in premium payment.

  The first premium is due on the Policy Date. The amount of the first premium must be sufficient to keep the policy in force for three months. Premiums are paid in advance, generally one year at a time; however, Chubb Life permits semi-annual, quarterly and monthly premium payments. Changes in Premium Frequency and increases or decreases in the amount of Planned Periodic Premiums may be made by the Policyowner. Chubb Life will notify Policyowners if any premiums, scheduled or unscheduled would cause their Policies to be deemed to be modified endowment contracts and allow for a refund of the excess premium. See "FEDERAL TAX MATTERS--Policy Proceeds".

  Failure to pay premiums in accordance with the schedule of Planned Periodic Premiums will not automatically cause the Policy to lapse. Unless the Guaranteed Death Benefit Rider is in force and the conditions under the Rider satisfied, it will lapse when the Cash Value less outstanding Policy Debt is insufficient to pay the monthly deduction for certain charges ("monthly deduction") and a grace period expires without a sufficient payment by the Policyowner. Conversely, payment of premiums in accordance with the schedule of Planned Periodic Premiums does not necessarily mean that the Policy will remain in force. See "THE POLICIES--Policy Lapse".

  The Guaranteed Death Benefit Rider guarantees that the Death Benefit will never be less than the Specified Amount provided that a cumulative minimum premium requirement is met.

WHAT IS CHUBB SEPARATE ACCOUNT C?

  Separate Account C is a separate account established by Chubb Life pursuant to the insurance laws of the State of New Hampshire and organized as a registered unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve any supervision by the Securities and Exchange Commission (the "Commission") of the management or investment practices or policies of Separate Account C. Separate Account C is presently comprised of five Divisions, each of which buys shares at net asset value of the corresponding portfolio (a "Portfolio") of JPM Series Trust II (the "Trust").

WHAT IS JPM SERIES TRUST II?

  The Trust is registered as an open-end diversified management company under the 1940 Act. Its shares are offered to the Divisions, whether now in existence or to be established by Chubb Life. The Trust's shares may also be offered to other separate accounts which may be established by Chubb Life, its affiliated insurance companies, or other insurance companies and to qualified pension and retirement plans outside of the separate account contest.

  The Trust presently has five classes of shares, each representing a Portfolio having a specific investment objective. The present Portfolios of the Trust are the JPM Treasury Money Market Portfolio, the JPM Bond Portfolio, the JPM Equity Portfolio, the JPM Small Company Portfolio and the JPM International Equity Portfolio.

  The investment manager to the Trust is J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan Guaranty"). JPMIM receives fees from the Trust for providing investment management services. The fees range from .20 percent to .60 percent of average daily net assets of the Portfolios. See "JPM SERIES TRUST II".

WHAT ARE THE CHARGES MADE BY CHUBB LIFE?

  STATE PREMIUM TAX CHARGE AND FEDERAL DAC TAX CHARGE. These charges are deducted from each premium payment, currently 2.5% for state premium taxes and 1.25% as a Federal deferred acquisition cost ("DAC") tax charge.

  SALES CHARGE. A 3% sales charge is deducted from each premium payment. Also see below "Surrender or Withdrawal Charges".

  COST OF INSURANCE CHARGE. This charge is calculated on each Monthly Anniversary Date and deducted from each Policy's Accumulation Value. The charge is based on the sex, Issue Age, policy year, rating class of the Insured(s), Specified Amount, Death Benefit option and applicable corridor percentage. Monthly cost of insurance rates will be determined by Chubb Life based upon its expectations as to future mortality experience. Cost of insurance rates are guaranteed not to exceed or be increased above the maximum charge based upon the Commissioner's 1980 Standard Ordinary Mortality Table.

  CHARGE FOR MORTALITY AND EXPENSE RISKS. This charge is imposed daily at an annual rate of .65% on the assets of each Division. Chubb Life will realize income from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

  SURRENDER OR WITHDRAWAL CHARGES. This sales charge is imposed at the time of surrender or withdrawal during the first five policy years. It declines annually from 5% to 0% of premiums paid in the first policy year.

  ADMINISTRATIVE CHARGE FOR WITHDRAWAL OR TRANSFER. Chubb Life charges $100 for each withdrawal and for certain transfers between Divisions or between the Divisions and the General Account. See "THE POLICIES--Transfers" for a description of situations in which the transfer charge will be imposed.

  GUARANTEED DEATH BENEFIT CHARGE. If the Guaranteed Death Benefit Rider is added to the Policy, a monthly charge of $.01 per $1,000 of Specified Amount will be deducted each month from the Accumulation Value of the Policy.

  CHARGE FOR OPTIONAL RIDER BENEFITS. An additional charge is required if the Policyowner elects to purchase certain optional insurance benefits by rider. Charges are deducted monthly from a Policy's Accumulation Value. See "POLICY BENEFITS AND RIGHTS--Optional Insurance Benefits".

  See "CHARGES AND EXPENSES" for a fuller description of charges under the Policies.

IS THERE A CHARGE AGAINST SEPARATE ACCOUNT C FOR FEDERAL INCOME TAX?

  Currently no charge is made against any Division for Federal income taxes. However, if Chubb Life incurs, or expects to incur, income taxes attributable to any Division of this class of Policies in future years, it reserves the right to make a charge. See the discussion of the Federal DAC tax charge under "CHARGES AND DEDUCTIONS--Premium Charges".

HOW ARE AMOUNTS ALLOCATED TO EACH DIVISION OR THE GENERAL ACCOUNT?

  The Policyowner indicates in the application the allocation of Net Premium payments among the Divisions and the General Account. The initial Net Premium is allocated on the Allocation Date and Net Premiums received after the Allocation Date are allocated generally on the Date of Receipt. The minimum percentage of any Net Premium payment allocated to any Division or the General Account is 1%. The Policyowner may change his or her allocation of future premium payments by written notice to Chubb Life or by telephone, if the proper telephone authorization is on file, without payment of any fee or penalty.

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE DIVISIONS?

  The initial Net Premium is allocated by Chubb Life on the Allocation Date among the Divisions and the General Account as directed by the Policyowner. Prior to the Allocation Date the initial Net Premium is held in Chubb Life's General Account. The initial Net Premium is the initial gross premium, plus any additional premium paid prior to the Allocation Date, less the state premium tax charge, the Federal DAC tax charge and the sales charge. These charges also apply to subsequent premium payments.

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold by agents who represent Chubb Life and are registered representatives of Chubb Securities Corporation or other registered broker-dealers. Commissions payable to agents are described under "DISTRIBUTION OF THE POLICY".

WHAT IS THE DEATH BENEFIT?

  The Death Benefit under Chubb Heritage I is the amount payable to the named Beneficiary when the person insured under the Policy dies. The Death Benefit under Chubb Heritage II is the amount payable to the named Beneficiary when the last surviving Insured dies. The Death Benefit proceeds will equal the Death Benefit of the Policy, plus any additional rider benefits included and then due, minus any outstanding Policy Debt or unpaid cost of insurance charges or charges for riders.

  Under Option I, the Death Benefit will be equal to the greater of the Specified Amount or the Accumulation Value of the Policy on the date of death multiplied by the corridor percentage. Under Option II, the Death Benefit is equal to the Specified Amount plus the Accumulation Value of the Policy on the date of death; provided, however, that under Option II, the Death Benefit can never be less than the Accumulation Value on the date of death multiplied by the corridor percentage. See "POLICY BENEFITS AND RIGHTS--Death Benefits". Under the Guaranteed Death Benefit Rider the Death Benefit is guaranteed to never be less than the Specified Amount provided that a cumulative minimum premium requirement is met.

HOW DOES THE ACCUMULATION VALUE OF A POLICY VARY IN RELATION TO THE DIVISIONS' INVESTMENT EXPERIENCE?

  The Policy provides for Accumulation Value equal to the total of the Policy's Accumulation Value in the Divisions and Accumulation Value in the General Account. The Policy's Accumulation Value will reflect the amount and frequency of premium payments, the investment experience of the Divisions, the value of Net Premiums (Net Premiums plus credited interest), if any, allocated to the General Account, policy loans, any withdrawals, and any charges imposed in connection with the Policy. There is no minimum guaranteed Accumulation Value.

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT, ACCUMULATION VALUE AND CASH VALUE?

  After the first policy anniversary, a Policyowner may borrow against the Cash Value of his or her Policy. Generally, the maximum loan amount is 90% of the Cash Value of the Policy on the date of the loan. Loan interest is payable at the end of each policy year and all Policy Debt outstanding will be deducted from proceeds payable at the Insured's death for Chubb Heritage I and at the death of the last surviving Insured for Chubb Heritage II, upon maturity, or upon surrender.

  When a policy loan is made, a portion of the Policy's Accumulation Value sufficient to secure the loan will be transferred to the General Account. A policy loan removes the proceeds from the investment experience of Separate Account C which will have a permanent effect on the Accumulation Value, the Cash Value and the Death Benefit even if the loan is repaid.

  There are two types of loans available. See "CASH VALUE BENEFITS--Policy Loans" for a description of the two types of loans and their applicable interest rates.

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Policyowner has the limited right to return a Policy for cancellation and full refund of all premiums paid. Chubb Life will cancel the Policy if it is returned by mail or personal delivery to Chubb Life, or to the agent who sold the Policy, within 20 days after the delivery of the Policy to the Policyowner. Chubb Life will return to the Policyowner, within seven days, all payments received on the Policy.

WHAT TRANSFERS IS A POLICYOWNER ALLOWED?

  A Policyowner may transfer Accumulation Value among the Divisions and among the Divisions and the General Account. However, transfers out of the General Account are subject to restrictions. Chubb Life currently permits up to 24 transfers per policy year, twelve of which will not incur a transfer charge. See "THE POLICIES--Transfers" for a more complete description of the terms and conditions of the transfer privileges under the Policies.

ARE THE BENEFITS UNDER THE POLICIES SUBJECT TO FEDERAL INCOME TAX?

  Under current interpretations of the tax laws, all Death Benefits paid under the Policies will generally be fully excludable from the gross income of the Beneficiary for Federal income tax purposes. Treasury regulations require that investments underlying the Policies be adequately diversified. Chubb Life believes it is presently in compliance with the regulations and intends to remain in compliance with such regulations and other Federal tax law requirements.

  If a Policyowner elects to make certain transactions, including a withdrawal, surrender or exchange of the Policy, the Policyowner may be taxed on a portion of any amounts paid to the Policyowner (which may include any prior policy loans cancelled in the transaction). Also, if premiums paid by a Policyowner exceed certain limits and the Policy is deemed a modified endowment contract, then any pre-death distributions, including loans, surrenders and partial withdrawals, may be treated as income taxable to the Policyowner and may also cause the Policyowner to incur a penalty tax of 10%. Policyowners are advised to consult with their own tax advisers with regard to the tax consequences of the Policy. See "FEDERAL TAX MATTERS".

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

  Chubb Life is a stock life insurance company originally chartered in Tennessee and redomesticated to the State of New Hampshire in 1991. It has been continuously engaged in the insurance business since 1903. It is licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands, Guam and in the District of Columbia. Effective April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of the Chubb Corporation became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401. Its telephone number is 910-691-3000. Chubb Life's home office is located at One Granite Place, Concord, New Hampshire 03301, telephone number 603/226-5000.

  Chubb Life and its subsidiaries had total assets, at December 31, 1996, of $4,731,819,000 and had over $68 billion of insurance in force, while total assets of Jefferson-Pilot Corporation, as of the same date, were approximately $17.5 billion.

  Chubb Life writes individual insurance. It is subject to New Hampshire law governing insurance, and is regulated and supervised by the New Hampshire Insurance Commissioner. Contemporaneous with its sale to Jefferson-Pilot Corporation, Chubb Life is currently rated AA (Excellent) by Standard & Poors's Corporation and A+ (Superior) by A.M. Best and Company. These ratings do not apply to Separate Account C, but reflect the opinion of the rating company as to Chubb Life's ability to meet its contractual obligations to its policyowners and its relative financial strength. Even though assets in Separate Account C are held separately from Chubb Life's other assets, ratings of Chubb Life may still be relevant to Policyowners since not all of Chubb Life's contractual obligations relate to payments based on those segregated assets.

                           CHUBB SEPARATE ACCOUNT C

  Separate Account C is a separate account of Chubb Life established under New Hampshire law on August 4, 1993. Separate Account C is registered as a unit investment trust with the Commission under the 1940 Act and is subject to that Act's requirements. Such registration does not involve supervision of the management or investment policies of Separate Account C or Chubb Life by the Commission. Chubb Life is the depositor of Separate Account C. Under New Hampshire law, the assets of Separate Account C are held exclusively for the benefit of Policyowners and persons entitled to payments under this Policy and other variable life insurance policies funded by Separate Account C. The income, realized or unrealized capital gains, or capital losses of Separate Account C are credited to or charged against the assets held in Separate Account C in accordance with the terms of the Policy, without regard to other income or capital gains or losses of any other account arising out of any other business Chubb Life conducts. Separate Account C is administered and accounted for as a part of the general business of Chubb Life, but the assets of Separate Account C are not chargeable with liabilities arising out of any other business which Chubb Life may conduct.

  Chubb Life holds the assets of Separate Account C physically segregated and separate and apart from the General Account. Chubb Life maintains records of all purchases and redemptions of Trust shares by each of the Divisions.

  DIVISIONS. Separate Account C presently has five Divisions but may, in the future, add or delete Divisions. Each Division will invest exclusively in shares representing an interest in a Portfolio of the Trust.

  Investment income and other distributions to each Division arising from the applicable underlying Portfolio of the Trust increase the assets of the corresponding Division. The income and both realized and unrealized gains or losses on the assets of each Division are credited to or charged against that Division without regard to income, gains or losses from any other Division.

                              JPM SERIES TRUST II

  Separate Account C invests in shares of the Trust which is organized as a Delaware business trust and is registered as an open-end diversified management company under the 1940 Act. The Trust currently has five Portfolios, each of which has different objectives. The shares of each Portfolio are presently offered to the Divisions, and may also be offered to other separate accounts that fund variable life policies or variable annuities which are established by Chubb Life or other insurance companies and to qualified pension and retirement plans outside of the separate account context. The assets of each Portfolio are maintained separately from the assets of the other Portfolios and each Portfolio has investment objectives and policies which are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income, gains or losses of one Portfolio has no effect on the investment performance of any other Portfolio.

  The investment manager to the Trust is J.P. Morgan Investment Management, Inc. ("JPMIM"), which is an affiliate of Morgan Guaranty Trust Company of New York ("Morgan Guaranty").

  An investment management fee is charged monthly against each Portfolio by JPMIM at the annual rate of .20 percent of the average daily net asset value of the JPM Treasury Money Market Portfolio, .30 percent of the average daily net asset value of the JPM Bond Portfolio, .40 percent of the average daily net asset value of the JPM Equity Portfolio, .60 percent of the average daily net asset value of the JPM Small Company Portfolio and the JPM International Equity Portfolio.

  The investment objectives of each Portfolio are set forth below. There can be no assurance that any of the Portfolios will achieve its stated objectives. The specialized nature of each Portfolio gives rise to significant differences in the relative investment potential and market and financial risks of each Portfolio. Policyowners should consider the unique features of each Portfolio before investing in any corresponding Division. For more detailed information concerning each Portfolio, including a description of the investment risks, reference is made to the Prospectus for the Trust which accompanies this Prospectus, or the Statement of Additional Information for the Trust, available upon request.

  JPM TREASURY MONEY MARKET PORTFOLIO seeks to provide current income, maintain a high level of liquidity and preserve capital.

  JPM BOND PORTFOLIO seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity.

  JPM EQUITY PORTFOLIO seeks to provide a high total return from a portfolio comprised of selected equity securities.

  JPM SMALL COMPANY PORTFOLIO seeks to provide a high total return from a portfolio of equity securities of small companies.

  JPM INTERNATIONAL EQUITY PORTFOLIO seeks to provide a high total return from a portfolio of equity securities of foreign corporations.

  The Trust may find it necessary to take action to assure that the Policy continues to qualify as a life insurance policy under federal tax laws. The Trust, for example, may alter the investment objectives of any Portfolio or take other appropriate actions. See "OTHER MATTERS--Additions, Deletions or Substitutions of Investments" and "FEDERAL TAX MATTERS".

  Separate Account C will purchase shares of the Trust at net asset value in connection with premium payments, transfers and loan repayments allocated to the Divisions in accordance with the Policyowner's directions and will redeem shares of the Trust to process transfers, policy loans, surrenders or withdrawals and generally to meet contract obligations or make adjustments in reserves. The Trust will sell and redeem its shares at net asset value as of the Date of Receipt by Separate Account C of premium payments or notifications by a Policyowner.

                                 THE POLICIES

  GENERAL. Each form of the Policy is designed to provide the Policyowner with lifetime insurance protection and flexibility in connection with the amount and frequency of premium payments and the level of life insurance proceeds payable under the Policy. Chubb Heritage I is an individual flexible premium variable life insurance policy which provides life insurance coverage on one Insured, with the Death Benefit payable upon the death of such Insured. Chubb Heritage II is a flexible premium survivorship variable life insurance policy which provides life insurance coverage on two Insureds, with a Death Benefit payable only when the last surviving Insured dies. The Policyowner is not required to pay scheduled premiums to keep a Policy in force but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, subject to certain limitations, a Policy allows a Policyowner to adjust the level of life insurance payable under the Policy without having to purchase a new Policy by increasing or decreasing the Specified Amount. Thus, as insurance needs or financial conditions change, the policyowner has the flexibility to adjust coverage and vary the premium payments. Death Benefits are payable under two options as described in "POLICY BENEFITS AND RIGHTS-- Death Benefits".

  To purchase a Policy, a completed application must be submitted to Chubb Life through the agent selling the Policy. Applicants for insurance must furnish satisfactory evidence of insurability. An Insured under Chubb Heritage I must generally be between the ages of 0 and 80 and the Insureds under Chubb Heritage II must generally be between 20 and 85 with only one Insured over the age of 80. The Joint Equal Age of the Insureds under Chubb Heritage II cannot be over age 80. The smoking status of each Insured is reflected in the cost of insurance rates; provided, however, that under Chubb Heritage I distinctions between smokers and nonsmokers are only made for Insureds age 15 and over. Policies issued in certain jurisdictions will not directly reflect the sex of the Insured in either the premium rates or the charges or values under the Policy. Accordingly, illustrations set forth in this Prospectus may differ for such Policies.

  The minimum Specified Amount at issue is $500,000 for Chubb Heritage I and $2,000,000 for Chubb Heritage II. Chubb Life reserves the right to revise its rules from time to time to specify different minimum Specified Amounts at issue. The Specified Amounts for multiple trusts owning policies covering the same insureds may be combined in order to reach the minimum Specified Amount. If the Specified Amount applied for plus all other insurance in force which is underwritten by Chubb Life or its affiliates exceeds an amount which varies between $300,000 and $2,000,000 based on various factors, Chubb Life will reinsure all or a portion of the Policy. Acceptance of an application or revocation of a Policy during the contestable period is subject to Chubb Life's insurance underwriting rules and Chubb Life may, in its sole discretion, reject any application or related premium for any good reason or contest a Policy.

  PAYMENT OF PREMIUMS. Premiums must be paid to Chubb Life at its home office or through an authorized agent of Chubb Life for forwarding to Chubb Life's home office. The initial premium may be wired to Chubb Life's bank upon notification that the application has been approved by Chubb Life. Subsequent premium payments may also be wired to Chubb Life's bank. The financial institution transmitting the wired funds may impose a charge for this service. In addition, Chubb Life has administrative procedures whereby premium payments in response to billing notices are sent directly to Chubb Life's bank. Unlike traditional insurance contracts, there is no fixed schedule of premium payments on a Policy either as to the amount or the timing of the payment. A Policyowner may determine, within specified limits, his or her own premium payment schedule. These limits will be set forth by Chubb Life and will include an initial premium payment sufficient to keep the Policy in force for at least three months, and may also include limits on the total amount and frequency of payments in each policy year. No premium payment may be less than $500. In order to help the Policyowner obtain the insurance benefits desired, a Planned Periodic Premium and Premium Frequency will be stated in each Policy. This premium will usually be based upon the Policyowner's insurance needs and financial abilities, the current financial climate, the Specified Amount of the Policy, and the Insured's age, sex and risk class, as discussed with the agent. The Policyowner is not required to pay such premiums and failure to make any premium payment will not necessarily result in lapse of the Policy, provided the Policy's Cash Value, less Policy Debt, if any, is sufficient to pay monthly deductions. Conversely, adherence to the schedule of Planned Periodic Premiums will not assure that the Policy will remain in force. See "THE POLICIES--Policy Lapse".

  GUARANTEED DEATH BENEFIT PREMIUMS. If the Guaranteed Death Benefit Rider is added to the Policy, the Death Benefit is guaranteed to never be less than the Specified Amount, provided the Policyowner pays a cumulative minimum premium. This cumulative minimum premium is based on Issue Age, sex, smoking status and underwriting class of the Insured(s) as well as the Specified Amount and Death Benefit option. The premium is increased for increases in the Specified Amount. See "POLICY BENEFITS AND RIGHTS--Optional Insurance Benefits".

  PREMIUM LIMITATIONS. If, at any time during the year, a premium has been paid which would result in a Policy being deemed a modified endowment contract, Chubb Life will so notify the Policyowner and allow the Policyowner to request a refund of the excess premium, or other action, in order to avoid having the Policy be deemed to be a modified endowment contract. A Policyowner, however, may choose to have the Policy be deemed a modified endowment contract, and, in that case, Chubb Life will not refund the premiums. See "FEDERAL TAX MATTERS--Policy Proceeds". Premium payments less than the minimum amount of $500 will be returned to the Policyowner.

  ALLOCATION OF PREMIUMS. Premium payments, net of the state premium tax charge, the Federal DAC tax charge and the sales charge plus interest earned prior to the Allocation Date, will be allocated on the Allocation Date among the Divisions and the General Account in accordance with the directions of the Policyowner, as contained in the application. Prior to the Allocation Date the initial Net Premium will be held in Chubb Life's General Account. Any other premiums received prior to the Allocation Date will also be held in the General Account. If the Policy issued as applied for is not accepted or the "free look" is exercised, no interest will be credited and Chubb Life will retain any interest earned on the initial Net Premium. The minimum percentage of any Net Premium payment allocated to any Division or the General Account is 1%. The Policyowner may change his or her allocation of future premium payments among the Divisions and the General Account by written notice to Chubb Life or by telephone without payment of any fee or penalty.

  The allocation of each Net Premium payment to a Division will be determined first by multiplying the Net Premium payment by the fraction to be allocated to each Division as the Policyowner directs to determine the portion to be invested in the Division. Each portion to be invested in each Division is then divided by the unit value of that particular Division to determine the number of units to be credited to a Policyowner. The unit value of each Division will vary to reflect the investment experience of the corresponding underlying Portfolio shares. For a description of the method of determining unit values see "CALCULATION OF ACCUMULATION VALUE--Unit Values". Applicants should refer to the Prospectus for the Trust which accompanies this Prospectus for a description of how the assets of each Portfolio are valued.

  All valuations in connection with the Policy, e.g., with respect to determining Cash Value in connection with policy loans or withdrawals, with respect to determining Accumulation Value in connection with transfers or payment of Death Benefits, and with respect to determining a Division's unit value at the time of each Net Premium payment, will be made on the Date of Receipt of the premium or the request for payment, loan, withdrawal or transfer if such date is a Valuation Date; otherwise, such determination will be made on the next succeeding day which is a Valuation Date. The Date of Receipt of a premium payment sent directly to Chubb Life's bank pursuant to a billing notice will be the date the payment is received at the bank and the value of any Division to which the payment is allocated will be determined as of such date provided such date is a Valuation Date; otherwise, such determination will be made on the next succeeding day which is a Valuation Date.

  TRANSFERS. Accumulation Value may be transferred among the Divisions and between the Divisions and the General Account. In addition to individual transfer requests, Policyowners may elect either a Dollar Cost Averaging feature or an Automatic Portfolio Re-Balancing feature which provides for systematic transfers as described below. Transfer requests may be made in writing or by telephone. The total amount transferred each time must be at least $1,000 unless a lesser amount constitutes the entire Accumulation Value in a Division or in the General Account. Accumulation Value transferred from one Division or from the General Account into more than one Division, and/or into the General Account, counts as one transfer. Similarly, transferring Accumulation Value from more than one Division, and/or the General Account, into one other Division or the General Account, counts as one transfer.

  Chubb Life currently permits 12 transfers per policy year without imposing a transfer charge. For transfers in excess of 12 in any Policy year, a transfer charge of $100 to cover administrative costs will be imposed each time amounts are transferred and will be deducted on a pro-rata basis from the Division or Divisions or the General Account into which the amount is transferred. However, no transfer charge will be imposed on the transfer of the initial Net Premium payments, plus interest earned, from the General Account to the Divisions on the Allocation Date or on loan repayments. No transfer charge will be imposed for transfers pursuant to the Dollar Cost Averaging or Automatic Portfolio Re-Balancing features. Currently, a Policyowner may make up to 24 transfers per policy year. Chubb Life reserves the right to revoke or modify transfer privileges and charges.

  At any time the Policyowner may transfer 100% of the Policy's Accumulation Value to the General Account and elect to have all future premium payments allocated to the General Account. While 100% of the Policy's Accumulation Value and all future premium payments are allocated to the General Account, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, the Attained Age, and rating class of the Insured at the time of transfer. The minimum period will decrease if the Policyowner subsequently elects to increase the Specified Amount, elects to surrender the Policy, or elects to make a withdrawal. The minimum period will increase if the Policyowner elects to decrease the Specified Amount, additional premium payments are received, or Chubb Life credits a higher interest rate or charges a lower cost of insurance rate than those guaranteed for the General Account.

  Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Re-Balancing and loan repayments, transfers out of the General Account to the Divisions are permitted only once every 180 days and are limited in amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral or (b) $100,000. In addition, any other transfer rules, including minimum transfer amounts, also apply. Chubb Life reserves the right to modify these restrictions.

  No transfer charge will be imposed for a transfer of all Accumulation Value in Separate Account C to the General Account. However, any transfer from the General Account to the Division(s) will be subject to the transfer charge, unless it is one of the first 12 transfers in a policy year and except for the transfer of the initial Net Premium payments, plus interest earned, from the General Account, loan repayments, and transfers pursuant to the Dollar Cost Averaging or Automatic Portfolio Re-Balancing features.

  A feature called Dollar Cost Averaging is available to Policyowners under which a Policyowner deposits or designates an amount, subject to a minimum of $6,000, in the Resolute Treasury Money Market Division or the General Account and elects to have a specified dollar amount (the "Periodic Transfer Amount") automatically transferred to one or more of the Divisions on a monthly, quarterly, or semi-annual basis. This feature allows Policyowners to systematically invest in the Divisions at various prices which may be higher or lower than the price a Policyowner would pay when investing the entire amount at one time and at one price. Each Periodic Transfer Amount is subject to a minimum amount of $500. A minimum of 1% of the Periodic Transfer Amount must be transferred to any specified Division. These amounts are subject to change at Chubb Life's discretion. If a transfer would reduce Accumulation Value in the Resolute Treasury Money Market Division or the General Account to less than the Periodic Transfer Amount, Chubb Life reserves the right to include such remaining Accumulation Value in the amount transferred. At the time a policyowner elects the Dollar Cost Averaging feature, an election is made between Fixed Amount Dollar Cost Averaging or Continuous Mode Dollar Cost Averaging. Under Fixed Amount Dollar Cost Averaging, the feature will continue until the Designated Amount has been transferred or the policyowner gives notification of cancellation of the feature prior to transfer of the entire Designated Amount. Once the Designated Amount has been transferred, a new Dollar Cost Averaging election form must be completed if the Policyowner wishes to have additional money dollar cost averaged. Under Continuous Mode Dollar Cost Averaging, any amounts deposited into the Repository Account, and not just the Designated Amount, will be transferred. Dollar Cost Averaging is currently available to policyowners at no charge. Although Chubb Life reserves the right to assess a charge, no greater than cost and with 30 days advance notice to Policyowners, it has no present intention to do so.

  An Automatic Portfolio Re-Balancing feature is also available to Policyowners. This feature provides a method for re-establishing fixed proportions between various types of investments on a systematic basis. Under this feature, the allocation between Divisions and the General Account will be automatically re-adjusted to the desired allocation, subject to a minimum of 1% per Division or General Account, on a quarterly, semi-annual or annual basis.

  A Policyowner may choose one of the two features. Transfers and adjustments pursuant to these features will occur on a Policy's Monthly Anniversary Date in the month in which the transaction is to take place or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or a weekend. The applicable authorization form must be on file at Chubb Life before either feature may begin. Neither feature guarantees profits nor protects against losses. Transfers under these features do not count toward the 12 free transfers or the 24 transfers currently allowed per year. Chubb Life reserves the right to modify the terms and conditions of these features upon 30 days advance notice to Policyowners.

  TELEPHONE TRANSFERS, LOANS AND REALLOCATIONS. Policyowners may request by telephone transfers of Accumulation Value or reallocation of premiums (including allocation changes pursuant to existing Dollar Cost Averaging and Automatic Portfolio Re-Balancing programs), provided that the appropriate authorization form is on file with Chubb Life. Chubb Life may also, in its discretion, permit loans to be made by telephone, provided that the proper authorization form is on file with Chubb Life. During periods of heavy telephone transfers, implementing a telephone transfer may be difficult. If a Policyowner is unable to reach Chubb Life via telephone, the Policyowner should send a written request to Chubb Life via an express mailing service or via the Chubb Life telecopier machine at (603) 226-5155. (Any transfer requests received via telecopier are considered telephone transfers and are bound by the conditions outlined in the signed authorization form.) Chubb Life reserves the right to discontinue telephone transfers at any time without notice to the Policyowners. Procedures have been established that are reasonably designed to reduce the risk of unauthorized telephone transfers, loan requests or allocation changes. These procedures include requiring personal identification information, tape recording calls and providing written confirmations to Policyowners. However, there still exists some risk. Neither Chubb Life, Chubb Securities Corporation, nor any of their affiliates are liable for any loss resulting from unauthorized telephone transfers, loan requests or premium allocation changes if its procedures have been followed, and a Policyowner bears the risk of loss in such situation.

  POLICY LAPSE. Failure to make a premium payment on a Policy will not necessarily cause the Policy to lapse. The duration of a Policy depends upon its Cash Value. The Policy will remain in force so long as the Cash Value, less any outstanding Policy Debt, is sufficient to cover cost of insurance and any rider charges. In the event the Cash Value, less any outstanding Policy Debt, is insufficient to pay these monthly cost of insurance and rider charges ("monthly deduction") the Policyowner will be given a sixty-one day period ("grace period") within which to make a premium payment to avoid lapse.

The premium required to avoid lapse must be sufficient in amount, after the deduction of the state premium tax charge, the Federal DAC tax charge and the sales charge, to cover the monthly deduction for at least three policy months. This required premium will be set forth in a written notice which Chubb Life will send to the Policyowner thirty-one days prior to the end of the grace period. The Policy will continue in force through the grace period, but if no payment is forthcoming, the Policy will terminate without value at the end of the grace period. If the Insured under Chubb Heritage I or the last surviving Insured under Chubb Heritage II dies during the grace period, the Death Benefit payable under the Policy will be reduced by the amount of the monthly deduction due and unpaid and the amount of any outstanding Policy Debt. In addition, if the Cash Value of the Policy at any time should decrease so the aggregate amount of outstanding Policy Debt secured by the Policy exceeds the Cash Value shown in the Policy and an additional payment is not made within sixty-one days the Policy will lapse.

  REINSTATEMENT. If the Policy lapses, the Policyowner may reinstate the Policy. The terms of the original contract will apply upon reinstatement. The Accumulation Value, before payment of the required reinstatement premium, will equal the Accumulation Value on the date of termination. The policy year on reinstatement will be measured from the Policy Date. An application for reinstatement may be made any time within five years of lapse and before the Maturity Date, but satisfactory proof of insurability of the Insured under Chubb Heritage I or the Insureds or surviving Insured under Chubb Heritage II and payment of a reinstatement premium is required. The reinstatement premium, after deduction of the state premium tax charge, the Federal DAC tax charge and the sales charge, must be sufficient to cover the monthly deduction for three policy months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, Chubb Life will require, at the election of the Policyowner, repayment or reinstatement of the loan before permitting reinstatement of the Policy. The effective date will be the date of approval of the reinstatement application, which will be as of a Monthly Anniversary Date.

  POLICY "FREE LOOK". The Policyowner has a limited right to return a Policy for cancellation and a full refund of all premiums paid. Chubb Life will cancel the Policy if it is returned by mail or personal delivery to Chubb Life, or to the agent who sold the Policy, within 20 days after the delivery of the Policy to the Policyowner. Chubb Life will return to the Policyowner within seven days all payments received on the Policy. Prior to the Allocation Date the initial Net Premium will be held in Chubb Life's General Account; Chubb Life will retain any interest earned if the "free look" right is exercised.

                            CHARGES AND DEDUCTIONS

  PREMIUM CHARGES. Upon receipt of each premium payment and before allocation of payment among the Divisions and the General Account, Chubb Life will deduct a state premium tax charge of 2.5% (which represents an average of actual premium taxes imposed), unless otherwise required by state law. Currently, the taxes imposed by states on premiums range up to 4% of premiums paid, while some states do not impose a premium tax. The 2.5% state premium tax charge may therefore be higher or lower than the actual premium tax imposed by states in which a particular Policyholder resides. Chubb Life will not increase this charge under outstanding Policies, but reserves the right to change this charge for Policies not yet issued in order to correspond with changes in the state premium tax levels. Chubb Life does not expect to derive a profit from this charge.

  Chubb Life will also deduct from each premium a charge currently equal to 1.25% to cover the estimated cost to Chubb Life of the Federal income tax treatment of the Policies' deferred acquisition costs ("Federal DAC tax charge"). Chubb Life has determined that this charge is reasonable in relation to Chubb Life's increased Federal income tax burden under the Code resulting from the receipt of premiums. Chubb Life will not increase this charge under outstanding Policies, but reserves the right, subject to any required regulatory approval, to change this charge for Policies not yet issued in order to correspond with changes in the DAC tax.

  Chubb Life will deduct a sales charge of 3% from each premium payment to compensate Chubb Life for the cost of selling the Policy. The cost of selling the Policy includes, among other things, agents' commissions, commission overrides, advertising and the printing of prospectuses and sales literature. Under normal circumstances, the amount of this charge, plus the Surrender Charge discussed below, are expected to compensate Chubb Life for total sales expenses for that year. To the extent sales expenses in any one policy year are not recovered by this 3% sales charge and the sales charge imposed upon surrenders or withdrawals during the first five policy years, the sales expenses may be recovered from other sources, including surplus, which may include profits, if any, from the mortality and expense risk charge.

  MONTHLY DEDUCTION. On each Monthly Anniversary Date and on the Policy Date, Chubb Life will deduct from the Accumulation Value of a Policy an amount to cover certain charges and expenses incurred in connection with the Policy. The amount of the monthly deduction is equal to the cost of insurance for the Policy as described below, and the cost of any optional benefits added by rider. The amount deducted will be deducted pro rata from each of the Divisions and the General Account, excluding the amount held in the General Account as loan collateral, in which the Policyowner is invested.

  The cost of insurance is determined on a monthly basis, and is determined separately for the initial Specified Amount and each subsequent increase in the Specified Amount. The monthly current cost of insurance rate is based on the sex, Issue Age, policy year, smoking status and rating class of the Insured(s), Specified Amount, Death Benefit option and applicable corridor percentage.

    The cost of insurance is calculated as (i) multiplied by the result of
  (ii) minus (iii) where:

    (i) is the cost of insurance rate as described in the Cost of Insurance Rates provision contained in the Policy.

    (ii) is the Death Benefit at the beginning of the policy month divided by 1.00327374, to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4% that is applicable to the General Account portion of the Policy; and

    (iii) is the Accumulation Value at the beginning of the policy month.

  If the corridor percentage is applicable, the Death Benefit used in the foregoing calculation will reflect the corridor percentage. The cost of insurance charge is not affected by the death of the first Insured to die under Chubb Heritage II.

  The monthly cost of insurance rate will be determined by Chubb Life based upon expectations as to future mortality experience, but can never exceed the rates shown in the table of Monthly Guaranteed Cost of Insurance Rates set forth in the Policy. Such guaranteed maximum rates are based on the Commissioner's 1980 Standard Ordinary Mortality Table.

  A guaranteed Monthly Deduction Adjustment will be calculated at the beginning of each policy year. The Monthly Deduction Adjustment will be allocated between the Divisions and the General Account in the same proportion as premium payments. The discount is calculated as (i) multiplied by the result of (ii) minus (iii) minus (iv), but not less than zero, where:

    (i) is a factor that varies by Specified Amount as follows:

             Under $5,000,000            .0001250
             $5,000,000 to $9,999,999    .0002500
             $10,000,000 to $14,999,999  .0003750
             $15,000,000 and Above       .0004583

    (ii) is an amount no greater than the Accumulation Value at the beginning of the policy year, and guaranteed to be at least the Accumulation Value at the beginning of the policy year less any unloaned funds in the General Account;

    (iii) is the Guideline Single Premium at issue under Section 7702 of the Code, increased on a pro-rata basis for any increase in Specified Amount; and

    (iv) is the outstanding Type A loan balance at the beginning of the policy year. See "CASH VALUE BENEFITS--Policy Loans" for a description of Type A loans.

  The Monthly Deduction Adjustment is the mechanism whereby Chubb Life annually evaluates its mortality risk exposure on individual Policies based on, among other factors, the proceeds from all mortality charges, including the cost of insurance charge and the mortality risk portion of the Risk Charge. The insurance charges are set at rates designed to cover total anticipated mortality experience, i.e., Death Benefit payments, taking into consideration the risk that actual experience may exceed Chubb Life's expectation. Of course, as the amount at risk under any one Policy decreases, i.e., Accumulation Value increases, Chubb Life's exposure on such Policy will be reduced. Moreover, Chubb Life's risk decreases as the Specified Amount increases. The Monthly Deduction Adjustment formula factors in Accumulation Value and Specified Amount. Thus, the Monthly Deduction Adjustment may be translated into a net reduction of the Risk Charge which is applied to the Accumulation Value. As shown in the following table, the Monthly Deduction Adjustment may be expressed as a reduction in the mortality portion of the Risk Charge.

                                                MORTALITY MORTALITY
                                       MONTHLY    RISK      RISK
                            MORTALITY DEDUCTION  CHARGE    CHARGE    EFFECTIVE
      SPECIFIED               RISK     ADJUST-    BELOW     ABOVE    MORTALITY
        AMOUNT               CHARGE     MENT       GSP       GSP    RISK CHARGE*
      ---------             --------- --------- --------- --------- ------------
$   500,000--$4,999,999...     .55%      .15%      .55%     .40%       .475%
$ 5,000,000--$9,999,999...     .55%      .30%      .55%     .25%       .40%
$10,000,000--$14,999,999..     .55%      .45%      .55%     .10%       .325%
$15,000,000 and Above ....     .55%      .55%      .55%     .0%        .275%

-------
* Assumes that Accumulation Value, less any Type A loans, at the beginning of the policy year is twice the Guideline Single Premium ("GSP").

  RISK CHARGE. Chubb Life will also assess a charge on a daily basis against each Division at an annual rate of .65% of the value of the Division to compensate Chubb Life for its assumption of certain mortality and expense risks in connection with the Policy. Specifically, Chubb Life bears the risk that the total amount of Death Benefit payable under the Policy will be greater than anticipated and Chubb Life also assumes the risk that the actual cost incurred by it to administer the Policy will not be covered by charges assessed under the Policy.

  SURRENDER CHARGE. Upon surrender during the first five policy years, Chubb Life will assess a contingent deferred sales charge. This contingent deferred sales charge will be 5% of first year premiums for surrender during the first policy year, 4% of first year premiums for surrender during the second policy year, 3% of first year premiums for surrender during the third policy year, 2% of first year premiums for surrender during the fourth policy year and 1% of first year premiums for surrender during the fifth policy year. There is no Surrender Charge assessed for surrender after the fifth policy year. A pro rata portion of any Surrender Charge will be assessed upon a withdrawal. The Policy's Accumulation Value will be reduced by the amount of any withdrawal plus any applicable pro-rata Surrender Charge.

  The Surrender Charge helps to compensate Chubb Life for the cost of selling the Policy, including the cost of advertising and the printing of the Prospectus and sales literature.

  ADMINISTRATIVE FEES. An administrative fee equal to $100 is imposed for each transfer among the Divisions or the General Account, after the first 12 transfers in a policy year and except for the transfer of the initial Net Premium payments, plus interest, from the General Account on the Allocation Date, loan repayments and transfers pursuant to the Dollar Cost Averaging and Automatic Portfolio Re-Balancing features. For withdrawals, an administrative fee equal to $100 will be charged. All administrative fees are no greater than the anticipated expenses of providing such services.

  OTHER CHARGES. Chubb Life also reserves the right to charge the assets of each Division to provide for any income taxes or other taxes payable by Chubb Life on the assets attributable to that Division. An investment advisory fee for services provided by the Trust's investment manager and sub-investment adviser and certain other operating expenses are deducted from the assets of each Portfolio of the Trust. See "JPM SERIES TRUST II".

                          POLICY BENEFITS AND RIGHTS

  DEATH BENEFITS. So long as it remains in force, Chubb Heritage I provides for the payment of life insurance proceeds upon the death of the Insured and Chubb Heritage II provides for a Death Benefit payable upon the death of the last surviving Insured. Proceeds will be paid to a named Beneficiary or contingent Beneficiary. One or more Beneficiaries or contingent Beneficiaries may be named. Life insurance proceeds may be paid in a lump sum or under an optional payment plan. (See "SETTLEMENT OPTIONS" below.) Proceeds of the Policy will be reduced by any outstanding Policy Debt and any due and unpaid charges and increased by any benefits added by rider. Proceeds that are payable in a lump sum will be increased to include interest as required by applicable state law. Proceeds will ordinarily be paid within seven days after Chubb Life receives due Proof of Death. Under Chubb Heritage II, due Proof of Death must also be submitted at the time of the first death.

  A Policyowner will make in the initial application two elections to determine the Death Benefit under the Policy. First, the Policyowner will choose one of two Death Benefit options offered under the Policies. Second, the Policyowner will choose the Death Benefit qualification test, which is the method for qualifying the Policy as a life insurance contract for purposes of Federal tax law. If no Death Benefit qualification test or option is designated, the guideline premium test under Option I, as described below, will be assumed by Chubb Life to have been selected.

  The amount of life insurance proceeds payable under a Policy will depend upon the option in effect, as follows:

    Option I: For Policies issued pursuant to the cash value accumulation test, the Death Benefit equals the greater of the current Specified Amount or the Accumulation Value of the Policy at the date of death multiplied by the corridor percentage, as described below. For Policies issued pursuant to the guideline premium test, the Death Benefit equals the greater of the current Specified Amount or the Accumulation Value of the Policy at the date of death multiplied by the corridor percentage, as described below.

    Option II: The Death Benefit equals the current Specified Amount plus the Accumulation Value of the Policy on the date of death. For Policies issued pursuant to the cash value accumulation test, the Death Benefit will not be less than the Accumulation Value on the date of death multiplied by the corridor percentage, as described below. For Policies issued pursuant to the guideline premium test, the Death Benefit will not be less than the Accumulation Value multiplied by the corridor percentage, as described below.

  Option I emphasizes the impact of investment experience on Accumulation Value rather than insurance coverage because the Specified Amount and the Death Benefit, generally, remain stable. Under Option I, as Accumulation Value increases and Death Benefit does not increase, the amount at risk decreases. Thus, the cost of insurance charges are imposed on a decreasing amount. Option II emphasizes insurance coverage because favorable investment experience adds to the Accumulation Value that provides an addition to the total Death Benefit. Under Option II, favorable investment experience does not reduce the amount at risk upon which cost of insurance charges are based.

  The corridor percentage is a minimum ratio of Death Benefit to Accumulation Value required pursuant to the cash value corridor test under Section 7702 of the Code. The Policyowner has the option to select this minimum corridor percentage under the Code or an alternative corridor percentage that produces a higher corridor percentage beginning in policy year 25 which grades back to the minimum corridor percentage at the Maturity Date. Use of the alternative corridor percentage results in a higher ratio of Death Benefit to Accumulation Value than that resulting from the use of the minimum corridor percentage beginning in policy year 25. This higher ratio then gradually reduces until, by the Maturity Date, it is equal to the ratio produced by use of the minimum corridor percentage. Although use of the alternative corridor percentage results in a higher Death Benefit than the minimum corridor percentage beginning in policy year 25, this higher Death Benefit results in higher cost of insurance charges which has the effect of reducing Accumulation Value and consequently future Death Benefits.

  The Policyowner will also choose from two Death Benefit qualification tests available under a Policy. Once elected, the Death Benefit qualification test cannot be changed for the duration of the Policy. The available Death Benefit qualification tests are the cash value accumulation test and the guideline premium test.

  Generally, the cash value accumulation test requires that under the terms of a Policy, the Death Benefit must be sufficient so that the cash surrender value, as defined in Section 7702 of the Internal Revenue Code, does not at any time exceed the net single premium required to fund the future benefits under the Policy. If the Accumulation Value under a Policy is at any time greater than the net single premium at the Insured's age and sex for the proposed Death Benefit, the Death Benefit will be increased automatically by multiplying the Accumulation Value by the corridor percentage computed in compliance with the Code. A list of representative corridor percentages is set forth in Appendix A to this Prospectus. The corridor percentages under the Policy vary according to the Age, sex, and underwriting classification of the Insured(s), and the resulting Death Benefit determined by using the corridor percentage will be at least equal to the amount required for the Policy to be deemed life insurance under Section 7702. The corridor percentage is calculated using a four percent interest rate or, if higher, the contractually guaranteed interest rate and using mortality charges specified in the prevailing Commissioner's standard table as of the time the Policy is issued.

  The guideline premium test limits the amount of premiums payable under a Policy to a certain amount for an Insured of a particular age and sex. The test also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value. A complete list of corridor percentages is set forth in Appendix B to this Prospectus.

  There are two main differences between the guideline premium test and the cash value accumulation test. First, the guideline premium test limits the amount of premium that may be paid into a Policy. No such limits apply under the cash value accumulation test. (However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to Chubb Life.) Second, the factors that determine the minimum Death Benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in Accumulation Value will generally be greater under the cash value accumulation test than under the guideline premium test. Policyowners who desire to pay premiums in excess of the guideline premium test limitations should elect the cash value accumulation test. Policyowners who do not desire to pay premiums in excess of the guideline premium test limitations should consider the guideline premium test. Applicants for a Policy should consult a qualified tax adviser in choosing a Death Benefit election.

  The following examples demonstrate the determination of Death Benefits under Options I and II for the cash value accumulation test and the guideline premium test. The examples show a Chubb Heritage I policy and a Chubb Heritage II policy, with the same Specified Amounts and Accumulations Values. The Chubb Heritage I example assumes a Policy was issued to a male, non-smoker Insured, Age 45 at the time of calculation of the Death Benefit and that there is no outstanding Policy Debt. The Chubb Heritage II example considers a Policy issued to one male and one female, both non-smokers, and both Age 45. The policy is in its tenth policy year without any outstanding Policy Debt and with both insureds having attained age 55.

                               CHUBB HERITAGE I

                                       CASH VALUE ACCUMULATION GUIDELINE PREMIUM
                                                TEST                 TEST
                                       ----------------------- -----------------
Specified Amount......................        1,000,000            1,000,000
Accumulation Value....................          500,000              500,000
Corridor Percentage...................              314%                 215%
Death Benefit Option I................        1,570,000            1,075,000
Death Benefit Option II...............        1,570,000            1,500,000

                               CHUBB HERITAGE II

                                       CASH VALUE ACCUMULATION GUIDELINE PREMIUM
                                                TEST                 TEST
                                       ----------------------- -----------------
Specified Amount......................        2,000,000            2,000,000
Accumulation Value....................        1,000,000            1,000,000
Corridor Percentage...................              306%                 150%
Death Benefit Option I................        3,060,000            2,000,000
Death Benefit Option II...............        3,060,000            3,000,000

  The Death Benefit option in effect may be changed by sending Chubb Life a written request for change. The effective date of the change will be the first Monthly Anniversary Date that coincides with or next follows the Date of Receipt of such request. If the Death Benefit option is changed from Option II to Option I, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. Conversely, if the Death Benefit option is changed from Option I to Option II, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. Evidence of insurability satisfactory to Chubb Life will be required on a change from Option I to Option II. A change in the Death Benefit option may not be made if it would result in a Specified Amount which is less than a minimum Specified Amount of $250,000 on Chubb Heritage I and $500,000 on Chubb Heritage II. A change in Death Benefit options will affect the cost of insurance.

  After a Policy has been in force for one year, the Policyowner may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. The increase or decrease must be at least $250,000 on Chubb Heritage I and $500,000 on Chubb Heritage II. To make a change, the Policyowner must send a written request and the Policy to Chubb's home office. Any change in the Specified Amount will affect a Policyowner's cost of insurance charge. An increase in the Specified Amount will affect the determination of the amount available for a Type A loan, as explained below, and will affect the Monthly Deduction Adjustment discount, if any. Decreases in the Specified Amount may affect the Monthly Deduction Adjustment but will have no effect on the determination of the amount available for a Type A loan. Any decrease in the Specified Amount will become effective on the Monthly Anniversary Date after the Date of Receipt of the request. Any decrease in Specified Amount will first apply to coverage provided by the most recent Specified Amount increase, then to the next most recent increases successively and finally to the coverage under the original application. By applying decreases in this manner, savings, generally, may be realized by a Policyowner since additional costs and limitations associated with increases in Specified Amounts would be eliminated first. To apply for an increase in the Specified Amount, a supplemental application must be completed and evidence satisfactory to Chubb Life that each Insured is insurable must be submitted.

Any approved increase in the Specified Amount will become effective on the date shown in the Supplemental Policy Specifications Page. Such increase will not become effective, however, if the Policy's Cash Value is insufficient to cover the deduction for the cost of the increased insurance for the policy month following the increase. Such an increase may require a payment or future increased Planned Periodic Premiums.

  GUARANTEED DEATH BENEFIT. The Policyowner may add a Guaranteed Death Benefit Rider to the Policy under which the Death Benefit is guaranteed to never be less than the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge for this Death Benefit Rider. See "Optional Insurance Benefits".

  COMBINED REQUESTS. Policyowners may combine requests for changes in the Specified Amount and the Death Benefit option and requests for withdrawals. The requirements and limitations that apply to each change will apply to the combined transactions, including any required evidence of insurability, Specified Amount and premium limitations, effectiveness on the Monthly Anniversary Date following the Date of Receipt of the request, and the sufficiency of Cash Value to keep the Policy in force for the month following the transaction.

  The effect of a combined transaction on the cost of insurance, the amount of the Death Benefit proceeds and the premium limitations will be the net result of such effects for each such transaction considered separately. Policyowners should consider the net result of a combined transaction in light of insurance needs, financial circumstances and tax consequences.

  MATURITY OF THE POLICY. As long as the Policy remains in force, Chubb Life will pay the Policy's Cash Value, less outstanding Policy Debt, if any, on the Maturity Date. Benefits at maturity may be paid in a lump sum or under an optional payment plan. The Maturity Date is the date shown in the Policy. To change the Maturity Date, a written request and the Policy must be sent to Chubb Life. The Date of Receipt for any request must be before the Maturity Date then in effect. The requested Maturity Date must be (i) on a policy anniversary, (ii) at least one year from the Date of Receipt of the request,
(iii) after the tenth policy year and (iv) on or before the policy anniversary nearest to the Insured's 100th birthday for Chubb Heritage I and the younger Insured's 100th birthday for Chubb Heritage II.

  OPTIONAL INSURANCE BENEFITS. Subject to certain requirements, one or more of the following optional insurance benefits may be added to a Policy by rider. More detailed information concerning such riders may be obtained from the agent selling the Policy. Additional riders, developed after the effective date of this Prospectus, may also be available as optional insurance benefits to the Policy. The agent selling the Policy should be consulted regarding the availability of any such additional riders. The cost of any optional insurance benefits will be deducted as part of the monthly deduction. See "CHARGES AND DEDUCTIONS."

  (a) GUARANTEED DEATH BENEFIT RIDER. This rider guarantees that the Policy will stay in force with a Death Benefit equal to the Specified Amount, even if the Cash Value less Policy Debt is not sufficient to pay the monthly deduction, provided that cumulative premiums paid, less loans and withdrawals, are greater than or equal to the guaranteed death benefit premium multiplied by the number of months the policy has been in force. This cumulative premium requirement must be met at all times for the rider to stay in force. A monthly charge of $.01 per $1,000 of Specified Amount will be deducted from the Policy's Accumulation Value.

  (b) AUTOMATIC INCREASE RIDER. This rider allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to certain limitations set forth in the rider. There is an annual charge per unit of Specified Amount which varies by Issue Age on Chubb Heritage I and by Joint Equal Age at issue on Chubb Heritage II.

  (c) POLICY EXCHANGE OPTION RIDER. This rider is available on Chubb Heritage II provided both Insureds are insurable. It allows Chubb Heritage II to be exchanged for two individual Chubb Heritage I policies, without evidence of insurability, each with a face amount equal to one half of the Death Benefit under Chubb Heritage II at the time of exchange, upon the Insureds' divorce or the occurrence of certain Federal tax law changes as specified in the rider. There is no charge for this rider.

  (d) EXTENSION OF MATURITY DATE RIDER. This rider allows the Policyowner to extend the original Maturity Date of the Policy under the terms set forth in the rider. See "FEDERAL TAX MATTERS."

  (e) EXCHANGE OF INSURED RIDER. This benefit is available under Chubb Heritage I, and provides that the Policy may be exchanged for a reissued policy on the life of a substitute insured, subject to the conditions stated in the rider. A charge of $150 will be assessed for exercising the option. See "FEDERAL TAX MATTERS."

  SETTLEMENT OPTIONS. In addition to a lump sum payment of benefits under the Policy, any proceeds to be paid under the Policy may be paid in any of four methods. A settlement option may be designated by notifying Chubb Life in writing. A lump sum payment of proceeds under the Policy will be made if a settlement option is not designated. Any amount left with Chubb Life for payment under an optional payment plan will be transferred to the account of the Beneficiary in the General Account on the date Chubb Life receives written instructions. During the life of the Insured, the Policyowner may select a plan. If a payment plan has not been chosen at the time the Death Benefit becomes payable, a Beneficiary can choose a plan. If a Beneficiary is changed, the payment plan selection will no longer be in effect unless the Policyowner requests that it continue. An option may be elected only if the amount of the proceeds is $2,000 or more. Chubb Life reserves the right to change the interval of payments to 3, 6 or 12 months, if necessary, to increase the guaranteed payments to at least $20 each.

  OPTION A.

  INSTALLMENTS OF A SPECIFIED AMOUNT. Payments of an agreed amount to be made each month until the proceeds and interest are exhausted.

  OPTION B.

  INSTALLMENTS FOR A SPECIFIED PERIOD. Payments to be made each month for an agreed number of years.

  OPTION C.

  LIFE INCOME. Payments to be made each month for the lifetime of the payee. It is guaranteed that payments will be made for a minimum of 10, 15, or 20 years, as agreed upon.

  OPTION D.

  INTEREST. Payment of interest on the proceeds held by Chubb Life calculated at the compound rate of 3% per year. Interest payments will be made at 12, 6, 3 or 1 month intervals, as agreed upon.

  The interest rate for Options A, B, and D will not be less than 3% per year. The interest rate for Option C will not be less than 2 1/2% per year. Interest in addition to that stated may be paid or credited from time to time under any option, but only in the sole discretion of Chubb Life.

  Unless otherwise stated in the election of an option, the payee of policy benefits shall have the right to receive the withdrawal value under that option. For Options A and D, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. Such value will be calculated on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of the remaining payments. Such value will be calculated on the same basis as the original payments. To receive this value, the payee must submit evidence of insurability acceptable to Chubb Life. Otherwise, the withdrawal value shall be the commuted value of any remaining guaranteed payments. If the payee should be alive at the end of the guaranteed period, the payment will be resumed on that date. The payment will then continue for the lifetime of the payee.

  If a payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

                       CALCULATION OF ACCUMULATION VALUE

  The Policy provides for an Accumulation Value, which will be determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. The Policy's Accumulation Value in the Divisions is calculated by units and unit values under the Policies, as described below. The Policy's Accumulation Value will reflect a number of factors, including the investment experience of the Divisions that are invested in the Portfolios, any additional net premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. Accumulation Values in Separate Account C are not guaranteed as to dollar amount.

  On the Allocation Date, the Accumulation Value in Separate Account C is the initial premium payments, reduced by the state premium tax charge, the Federal DAC tax charge and the sales charge, plus interest earned prior to the Allocation Date, and less the monthly deduction for the first policy month. On the Allocation Date, the initial number of units credited to Separate Account C for the Policy will be established. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is (i) plus (ii) plus (iii) minus (iv) minus (v) where:

    (i) is the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, as described below, for the current Valuation Period,

    (ii) is any Net Premium received during the current Valuation Period which is allocated to the Division,

    (iii) is all Accumulation Values transferred to the Division from another Division or the General Account during the current Valuation Period,

    (iv) is the Accumulation Values transferred from the Division to another Division or the General Account and Accumulation Values transferred to secure a Policy Debt during the current Valuation Period, and

    (v) is all withdrawals from the Division during the current Valuation
  Period.

  In addition, whenever a Valuation Period includes the Monthly Anniversary Date, the Accumulation Value at the end of such period is reduced by the portion of the monthly deduction allocated to the Division.

  The Policy's total Accumulation Value in Separate Account C equals the sum of the Policy's Accumulation Value in each Division thereof.

  UNIT VALUES. Units are credited to a Policyowner upon allocation of Net Premiums to a Division. Each Net Premium payment allocated to a Division will increase the number of units in that Division. Both full and fractional units are credited. The number of units and fractional units is determined by dividing the Net Premium payment by the unit value of the Division to which the payment has been allocated. The unit value of each Division is determined on each Valuation Date. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each Division's units will vary depending upon the investment performance of the corresponding Portfolio of the Trust.

  Certain transactions affect the number of units in a Division under a Policy. Loans, surrenders and withdrawals, withdrawal and transfer fees and charges, the Surrender Charge, and monthly deductions involve the redemption of units and will decrease the number of units. Transfers of Accumulation Value among Divisions will reduce or increase the number of units in a Division, as appropriate.

  The unit value of each Division's units initially under the Policies was $10.00. Thereafter, the unit value of a Division on any Valuation Date is calculated by multiplying (1) by (2) where:

    (1) is the Division's unit value on the previous Valuation Date; and

    (2) is the net investment factor for the Valuation Period then ended.

  The unit value of each Division's units on any day other than a Valuation Date is the unit value as of the next Valuation Date and is used for the purpose of processing transactions.

  NET INVESTMENT FACTOR. The net investment factor measures the investment experience of each Division and is used to determine changes in unit value from one Valuation Period to the next Valuation Period. The net investment factor for a Valuation Period is (i) divided by (ii) minus (iii) where:

    (i) is (a) the value of the assets of the Division at the end of the preceding Valuation Period, plus (b) the investment income and capital gains, realized or unrealized, credited to the assets of the Division during the Valuation Period for which the net investment factor is being determined, minus (c) capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus (d) any amount charged against the Division for taxes or any amount set aside during the Valuation Period by Chubb Life to provide for taxes attributable to the operation or maintenance of that Division, and

    (ii) is the value of the assets of the Division at the end of the preceding Valuation Period, and

    (iii) is a charge no greater than .0017808% on a daily basis. This corresponds to .65% on an annual basis for mortality and expense risks.

                              CASH VALUE BENEFITS

  So long as it remains in force, the Policy provides for certain benefits prior to the Maturity Date. Subject to certain limitations, the Policyowner may at any time obtain Cash Value by surrendering the Policy or making withdrawals from the Policy. The Cash Value equals the Accumulation Value less any Surrender Charge. In addition, the Policyowner has certain policy loan privileges under the Policy.

  SURRENDER PRIVILEGES. As long as the Policy is in force, a Policyowner may surrender the Policy or make a withdrawal from the Policy at any time by sending a written request along with the Policy to Chubb Life. See "FEDERAL TAX MATTERS--Policy Proceeds."

  The surrender value of the Policy equals the Cash Value less any outstanding Policy Debt. The amount payable upon surrender of the Policy is the surrender value at the end of the Valuation Period during which the request is received. The surrender value may be paid in a lump sum or under one of the optional payment plans specified in the Policy. Proceeds will generally be paid within seven days of the Date of Receipt of a request for surrender or withdrawal. See "POLICY BENEFITS AND RIGHTS--Settlement Options."

  A Policyowner can obtain a portion of the Policy's Cash Value by withdrawal of Cash Value from the Policy. A withdrawal from a Policy is subject to the following conditions:

    A. The amount withdrawn may not exceed the Cash Value less any outstanding debt.

    B. The minimum amount that may be withdrawn is $5,000.

    C. A charge equal to $100 will be deducted from the amount of each withdrawal.

  Withdrawals generally will affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy. The Policy's Cash Value will be reduced by the amount of the withdrawal. The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro-rata Surrender Charge. Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro-rata Surrender Charge, unless the withdrawal is combined with a request to maintain or increase the Specified Amount. See "POLICY BENEFITS AND RIGHTS--Combined Requests".

  Under Option I, which provides for life insurance proceeds equal to the greater of the Specified Amount or the Accumulation Value of the Policy at the date of death multiplied by the corridor percentage, the Specified Amount will be reduced by the amount of the withdrawal plus any applicable pro-rata Surrender Charge. The Specified Amount remaining after a withdrawal may not be less than $250,000 for Chubb Heritage I and $500,000 for Chubb Heritage II. As a result, Chubb Life will not effectuate any withdrawal that would reduce the Specified Amount below these minimums. If increases in Specified Amount previously have occurred, a withdrawal will first reduce the Specified Amount of the most recent increase, then the most recent increases successively, then the coverage under the original application. If the life insurance proceeds payable under either Death Benefit option, both before and after the withdrawal, is the Accumulation Value multiplied by the corridor percentage, a withdrawal generally will result in a reduction in life insurance proceeds equal to the amount paid upon withdrawal, multiplied by the corridor percentage then in effect.

  Under Option II, which provides for life insurance proceeds equal to the Specified Amount plus Accumulation Value, a reduction in Accumulation Value as a result of a withdrawal will typically result in a dollar per dollar reduction in the life insurance proceeds payable under the Policy.

  A Policyowner may allocate a withdrawal among the Divisions and the General Account. If no such allocation is made, a withdrawal will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account, less any Policy Debt bears to the total Accumulation Value of the Policy, less any Policy Debt, on the date of withdrawal. See "FEDERAL TAX MATTERS--Policy Proceeds".

  POLICY LOANS. So long as the Policy remains in force, a Policyowner may borrow money from Chubb Life at any time after the first policy anniversary using the Policy as the only security for the loan. Loans have priority over the claims of any assignee or any other person. Generally, the maximum loan amount is 90% of the Policy's Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount which may be borrowed at any given time is the maximum loan amount reduced by any outstanding Policy Debt.

  Proceeds of policy loans ordinarily will be disbursed within seven days from the Date of Receipt of a request for a loan by Chubb Life, although payments may be postponed under certain circumstances. See "OTHER MATTERS--Postponement of Payments". Chubb Life may, in its discretion, permit loans to be made by telephone if the proper authorization form is on file with Chubb Life. So long as the Policy remains in force, the loan may be repaid in whole or in part without penalty at any time while an Insured is living.

  When a policy loan is made, a portion of the Policy's Accumulation Value sufficient to secure the loan will be transferred to the General Account. A policy loan removes the proceeds from the investment experience of Separate Account C which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. Any loan interest that is due and unpaid will also be so transferred. Accumulation Value equal to Policy Debt in the General Account will accrue interest daily at an annual rate of 6%. The Policyowner may allocate a policy loan among the Divisions and the General Account. If no such allocation is made the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan.

  Chubb Life will charge interest on any outstanding policy loan with such interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of Accumulation Value held in the General Account to secure loans. The unloaned Type A balance is the Cash Value, less the threshold, and less the sum of any outstanding Type A loans. The threshold is the Guideline Single Premium for this policy at issue as defined in Section 7702 of the Internal Revenue Code of 1986 entitled "Life Insurance Contract Defined." Any other loans are Type B loans. A Type B loan is charged an interest rate of 6.85%. It is possible for one loan request to result in both a Type A and a Type B loan. A request for a loan will be granted first as a Type A loan, to the extent available, and then as a Type B loan. Once a policy loan is granted, it remains a Type A or Type B until it is repaid. Increases in the Specified Amount will affect the determination of the amount available for a Type A loan; however, decreases in the Specified Amount will not have any such effect. Interest is due and payable at the end of each policy year, and any interest not paid when due becomes loan principal.

  Where applicable, loans are subject to conditions and requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"), as well as the terms of any retirement plan in connection with which the Policy has been purchased. The ERISA rules relating to loans are complex and vary depending on the individual circumstances of each Policy. Employers and Policyowners should consult with qualified advisers before exercising the loan privileges.

  Policy Debt equals the total of all outstanding policy loans and accrued interest on policy loans. If Policy Debt exceeds Cash Value, Chubb Life will notify the Policyowner and any assignee of record. A payment at least equal to the amount of excess Policy Debt above the Cash Value must be made to Chubb Life within 61 days from the date Policy Debt exceeds Cash Value, otherwise, the Policy will lapse and terminate without value. In such event, the Policyowner may be taxed on the total appreciation under the Policy. The Policy may, however, later be reinstated, subject to satisfactory proof of insurability and the payment of a reinstatement premium. See "THE POLICIES-- Reinstatement".

  So long as the Policy remains in force, Policy Debt may be repaid in whole or in part at any time during an Insured's life. If there is any existing Policy Debt, premium payments in the amount of the Planned Periodic Premium, received at the Premium Frequency, will be applied as premium. Premium payments in excess of the Planned Periodic Premium or premium payments received other than at the Premium Frequency, will first be applied as policy loan repayments, then as premium when the Policy Debt is repaid. For Policyowners with both Type A and Type B loans, repayments of the loan will be applied first to Type B loans and then to Type A loans. Upon repayment, the Policy's Accumulation Value securing the repaid portion of the debt in the General Account will be transferred to the Divisions and the General Account using the same percentages used to allocate Net Premiums. Any outstanding Policy Debt is subtracted from life insurance proceeds payable at the Insured's or last surviving Insured's death, from Accumulation Value upon surrender, and from Cash Value payable at maturity.

                                 OTHER MATTERS

  VOTING RIGHTS. To the extent required by law, Chubb Life will vote the Trust shares held in the various Divisions at regular and special shareholder meetings of the Trust in accordance with instructions received from persons having voting interests in Separate Account C. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change and, as a result, Chubb Life determines that it is permissible to vote the Trust shares in its own right, it may elect to do so. The number of votes on which each Policyowner has the right to instruct will be determined by dividing the Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests, or as otherwise required by law. Fractional shares will be counted. The number of votes on which the Policyowner has the right to instruct will be determined as of the date coincident with the date established by the Trust for determining shareholders eligible to vote at the meeting of the Trust. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Trust. Chubb Life will vote Trust shares as to which no instructions are received in proportion to the voting instructions which are received with respect to all Policies participating in the Trust in accordance with applicable law. Each person having a voting interest will receive proxy material, reports and other materials relating to the Trust. The shares held by Chubb Life, including shares for which no voting instructions have been received, shares held in Separate Account C representing charges imposed by Chubb Life against Separate Account C under the Policies and shares held by Chubb Life that are not otherwise attributable to Policies, will also be voted by Chubb Life in proportion to instructions received from the owners of variable life insurance policies funded through Separate Account C. Chubb Life reserves the right to vote any or all such shares at its discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

  Chubb Life may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Trust or disapprove an investment advisory contract of the Trust. In addition, Chubb Life may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of the Trust if Chubb Life reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Chubb Life determined that the change would be inconsistent with the investment objectives of Separate Account C or would result in the purchase of securities for Separate Account C which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by Chubb Life or any affiliate of Chubb Life which have similar investment objectives. In the event that Chubb Life does disregard voting instructions, a summary of that action and the reason for such actions will be included in the next semi-annual report to the Policyowner.

  ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS. Chubb Life reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares held by any Division or which any Division may purchase. If shares of the Trust should no longer be available for investment or if, in the judgment of Chubb Life's management, further investment in shares of the Trust should become inappropriate in view of the purposes of the Policy, Chubb Life may substitute shares of any other investment company for shares already purchased, or to be purchased in the future under the Policies. No substitution of securities will take place without notice to and consent of Policyowners and without prior approval of the Commission, all to the extent required by the 1940 Act. Any surrender due to a change in a Portfolio's investment policy will incur any applicable Surrender Charges.

  Each class of Trust shares is subject to certain investment restrictions which may not be changed without the approval of the majority of the holders of such class. See the accompanying Prospectus for the Trust.

  ANNUAL REPORT. Each year a report will be sent to the Policyowner which shows the current Accumulation Value, Cash Value, premiums paid and all charges since the last annual report as well as the balance of outstanding policy loans. Chubb Life will also send to the Policyowner the reports required by the 1940 Act.

  CONFIRMATION. Confirmation notices (or other appropriate notification) will be mailed promptly at the time of the following transactions:

     (1) policy issue;

     (2) receipt of premium payments;

     (3) initial allocation among Divisions on the Allocation Date;

     (4) transfers among Divisions;

     (5) change of premium allocation;

     (6) change between Option I and Option II;

     (7) increases or decreases in Specified Amount;

     (8) withdrawals, surrenders or loans;

     (9) receipt of loan repayments; and

    (10) reinstatements; and

    (11) redemptions due to insufficient funds.

  LIMITATION ON RIGHT TO CONTEST. Chubb Life will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amount, after the Policy has been in force during the lifetime of each Insured for a period of two years from the date it is issued. Any increase in the Specified Amount will not be contested after such increase has been in force during the lifetime of each Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.

  MISSTATEMENTS. If the age or sex of an Insured has been misstated in an application, including a reinstatement application, Chubb Life will adjust the benefits payable to reflect the correct age or sex.

  SUICIDE. The Policy does not cover the risk of suicide within two years from the date the Policy is issued or two years from the date of any increase in Specified Amount with respect to such increase, whether the Insured is sane or insane, unless otherwise specified by state law. In the event of suicide of any Insured within two years of the date the Policy is issued, the only liability of Chubb Life will be a refund of premiums paid, without interest, less any Policy Debt and less any withdrawal. In the event of suicide by any Insured within two years of an increase in Specified Amount, the only liability of Chubb Life with respect to the increase will be a refund of the cost of insurance for such increase.

  Under Chubb Heritage II, if the first death is by suicide and the surviving Insured is classified by Chubb Life as insurable on the Policy Date, Chubb Life will issue, upon request of the Policyowner and without evidence of insurability, an individual policy providing coverage on the life of the surviving Insured equal to the coverage on the Insureds for which premiums or cost of insurance was refunded.

  BENEFICIARIES. The original Beneficiaries and contingent Beneficiaries are designated by the Policyowner on the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with Chubb Life. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds of the Policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the Policyowner.

  POSTPONEMENT OF PAYMENTS. Payment of any amount upon surrender, withdrawal, policy loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of Policyowners; or (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practicable to determine the value of net assets in Separate Account C.

  ASSIGNMENT. Ownership of the Policy can be assigned or the Policy can be assigned as collateral security. Chubb Life must be notified in writing if the Policy has been assigned. Each assignment will be subject to any payments made or action taken by Chubb Life prior to its notification of such assignment. Chubb Life is not responsible for the validity of an assignment. A Policyowner's rights and the rights of the Beneficiary may be affected by an assignment.

  ILLUSTRATION OF BENEFITS AND VALUES. The Policyowner may request illustrations of Death Benefits, Accumulation Values and Cash Values at any time after the Policy Date. Illustrations will be based on the existing Accumulation Value and Cash Value at the time of the request and both the maximum and the then current costs of insurance rates. Although Chubb Life does not currently charge a fee for such illustrations, it reserves the right to charge an administrative fee, not to exceed $25, to cover the cost of preparing the illustrations.

  NON-PARTICIPATING POLICY. The Policy does not share in any surplus distributions of Chubb Life. No dividends are payable with respect to the Policy.

                              THE GENERAL ACCOUNT

  Policyowners may allocate Net Premiums and transfer Accumulation Value to the General Account. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and Chubb Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the General Account. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

  GENERAL DESCRIPTION. The General Account consists of all assets owned by Chubb Life other than those in Separate Account C and other separate accounts which have been or may be established by Chubb Life. Subject to applicable law, Chubb Life has sole discretion over the investment of the assets of the General Account.

  A Policyowner may elect to allocate Net Premiums to the General Account or to transfer Accumulation Value to or from the Divisions and the General Account. The allocation or transfer of funds to the General Account does not entitle a Policyowner to share in the investment experience of the General Account. Instead, Chubb Life guarantees that Accumulation Value in the General Account will accrue interest daily at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. Chubb Life is not obligated to credit interest at any higher rate, although Chubb Life may, in its sole discretion, do so.

  If the Policy issued as applied for is not accepted or the "free look" is exercised, no interest will be credited and Chubb Life will retain any interest earned on the initial Net Premium.

  GENERAL ACCOUNT ACCUMULATION VALUE. The Accumulation Value in the General Account on the Allocation Date is equal to the portion of the Net Premium payments, plus interest earned, which have been paid and allocated to the General Account, less the portion of the first monthly deduction allocated to the General Account.

  Chubb Life guarantees that interest credited to each Policyowner's Accumulation Value in the General Account will not be less than an effective annual rate of at least 4%. Chubb Life may, IN ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATION VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF CHUBB LIFE. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. Accumulation Value in the General Account that equals indebtedness will be credited interest daily at an effective annual rate of 6%. The Accumulation Value in the General Account will be calculated on each Monthly Anniversary Date of the Policy, or on any other date with consistent adjustments.

  Chubb Life guarantees that, at any time prior to the Maturity Date, the Accumulation Value in the General Account will not be less than the amount of the Net Premiums allocated or Accumulation Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which Chubb Life credits and any amounts transferred into the General Account, less the sum of all charges allocable to the General Account and any amounts deducted from the General Account in connection with withdrawals or transfers to Separate Account C.

  DETERMINATION OF CHARGES. The portion of the monthly deduction attributable to the General Account will be determined as of the actual Monthly Anniversary Date, even if the Monthly Anniversary Date does not fall on a Valuation Date.

  PREMIUM DEPOSIT FUND. As a convenience to Policyowners, Chubb Life permits Policyowners to deposit funds in a premium deposit fund ("PDF"), subject to the terms and conditions of the appropriate agreement. Funds deposited in the PDF earn interest at a minimum annual rates of 4%, with interest credited on each monthly anniversary date. Interest on these funds is not tax deferred and will be annually reported on Form 1099 to the Policyowner. An amount equal to the Planned Periodic Premium will be transferred on the Policy date to pay premiums on the Policy. Policyowners may withdraw all or part of the funds from the PDF at any time. No commissions are earned or paid until premium payments are made pursuant to transfers from the PDF.

                          DISTRIBUTION OF THE POLICY

  The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for Chubb Life, are also registered representatives of Chubb Securities Corporation, the principal underwriter of the policies, or of broker-dealers who have entered into written sales agreements with the principal underwriter. Chubb Securities Corporation is a New Hampshire corporation organized in 1969. Chubb Securities Corporation is registered with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Each broker-dealer with whom Chubb Securities Corporation has executed a selling agreement will receive as a commission the full charge of 3% imposed on premiums. Any such broker-dealers will be registered under the Securities Exchange Act of 1934 and their representatives selling the Policies will be authorized under applicable insurance laws and regulations to sell insurance products of this type. It is not expected that the compensation paid by Chubb Life in connection with such sales will exceed that described above for sales by Chubb Securities Corporation's registered representatives.

  Chubb Life and Separate Account C have entered into a Distribution Agreement with Chubb Securities Corporation which continues until terminated by any party on 60 days notice. Chubb Securities Corporation is not obligated to sell any specified amount of Policies and may not assign its responsibilities under the Distribution Agreement. Chubb Life reimburses Chubb Securities Corporation for its expenses under the Distribution Agreement.

  Chubb Securities Corporation is engaged in the sale and distribution of various other securities, including other flexible premium variable life policies. It acts as principal underwriter for other flexible premium variable life policies and variable annuity contracts issued by Chubb Life (and its affiliated insurance companies) and for the Chubb America Fund, Inc. and the Chubb Investment Funds, Inc. mutual funds. It sells a number of mutual fund shares as well as shares of other securities and limited partnership interests in both public and private limited partnerships. Mutual fund shares available for sale by Chubb Securities Corporation are sold pursuant to non-exclusive selling agreements with the distributors of the mutual funds.

  GROUP OR SPONSORED ARRANGEMENTS. Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. Examples of such arrangements are employer-sponsored benefit plans and deferred compensation plans. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

  Chubb Life may reduce the following types of charges for Policies issued in connection with group or sponsored arrangements: the sales charge, the cost of insurance charge, surrender or withdrawal charges, administrative charges for withdrawal or transfer, the guaranteed death benefit charge and charges for optional rider benefits. Chubb Life may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis. Due to the underwriting criteria established for Policies issued on a non-medical, guaranteed issue basis, actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. In addition, Chubb Life may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

  Certain charges or underwriting requirements set forth in this Prospectus may also be reduced or eliminated for Policies issued in connection with an exchange of another Chubb Life policy or contract or policies or contracts of any affiliates of Chubb Life.

  The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements, and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. The charges will be reduced in accordance with Chubb Life's company practice in effect when the Policy is issued. The elimination or modification of underwriting requirements will be done in accordance with Chubb Life's administrative procedures with respect to underwriting when the Policy is issued. Reductions and modifications will not be made where prohibited by applicable law and will not be unfairly discriminatory against any person including the purchasers to whom the reduction or modification applies and all other Owners of the Policy.

                            MANAGEMENT OF CHUBB LIFE

                 Executive Officers and Directors of Chubb Life

                                   DIRECTORS

                                   PRINCIPAL OCCUPATION AND
NAME                               BUSINESS ADDRESS
----                               ------------------------
John C. Beck.....................  Managing Partner
                                   Beck, Mack & Oliver
                                   330 Madison Avenue-31st Floor
                                   New York, NY 10017-5001
James I. Cash....................  Professor
                                   Harvard Business School
                                   Soldiers Field Road
                                   Boston, Massachusetts 02163
*Percy Chubb, III................  Vice Chairman
                                   The Chubb Corporation
                                   (also serves as Vice Chairman of Chubb Life Insurance Company of America)
                                   15 Mountain View Road
                                   P.O. Box 1615
                                   Warren, New Jersey 07061-1615
Joel J. Cohen....................  Managing Director
                                   Donaldson, Lufkin & Jenrette Securities Corporation
                                   140 Broadway, 49th Floor
                                   New York, NY 10005
David H. Hoag....................  Chairman, President & CEO
                                   The LTV Corporation
                                   25 West Prospect Avenue
                                   Cleveland, OH 44115
Robert V. Lindsay................  Former President
                                   J.P. Morgan & Co., Inc.
                                   Altamont Road
                                   Millbrook, NY 12545
Thomas C. MacAvoy................  Professor
                                   Darden Graduate School of Business Administration
                                   University of Virginia
                                   Box 6550
                                   Charlottesville, VA 22906-6550
Gertrude G. Michelson............  R.H. Macy & Co., Inc.
                                   Herald Square--13th Floor
                                   New York, NY 10001
*Dean R. O'Hare..................  Chairman and President
                                   The Chubb Corporation
                                   (also serves as Chairman of Chubb Life Insurance Company of America)
                                   15 Mountain View Road
                                   P.O. Box 1615
                                   Warren, NJ 07061-1615
Warren B. Rudman.................  Partner
                                   Paul, Weiss, Rifkind, Wharton & Garrison
                                   1615 L Street, N.W.,
                                   Suite 1300
                                   Washington, D.C. 20036
Sir David G. Scholey, CBE........  Chairman
                                   S.G. Warburg Group plc
                                   One Finsbury Avenue
                                   London EC2M 2PA England
Raymond G.H. Seitz...............  Former Ambassador of the United States of America
                                   10 Trevor Square
                                   London SW7 IDT, England
Lawrence M. Small................  President and Chief Operating Officer
                                   Federal National Mortgage Association
                                   3900 Wisconsin Avenue, N.W.
                                   Washington, DC 20016
Richard D. Wood..................  Former Chairman
                                   Eli Lilly and Company
                                   Lilly Corporate Center
                                   Indianapolis, IN 46285

-------
* Executive Officer of Chubb Life

                   EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)

NAME
----
Theresa M. Stone........ President and Chief Executive Officer
David S. Fowler......... Vice Chairman
Charles C. Cornelio..... Executive Vice President, Assistant Secretary and Chief Administrative Officer
Richard V. Werner....... Executive Vice President and Chief Financial Officer
Ronald R. Angarella..... Senior Vice President
Frederick H. Condon..... Senior Vice President, General Counsel and Secretary
Vincent G. Mace, Jr..... Senior Vice President, Group Actuary
Michael O'Reilly........ Senior Vice President
Warren L. Reynolds...... Senior Vice President
Paul Strong............. Senior Vice President
John W. Wells........... Senior Vice President
Thomas M. Bodrogi....... Vice President
Margaret Cain........... Vice President
Rebecca M. Clark........ Vice President
Mark Connolly........... Vice President
Ronald B. Emery......... Vice President
J. Michael Gannon....... Vice President
Ned I. Gerstman......... Vice President
Donald M. Kane.......... Vice President
Patrick A. Lang......... Vice President
Deborah A. Leitch....... Vice President
Sandra MacIntyre........ Vice President
Edward C. MacKenzie..... Vice President
Donna L. Metcalf........ Vice President
Thomas E. Murphy, Jr.    Vice President, Associate Medical Director
 M.D. ..................
Kenneth L. Robinson,     Vice President
 Jr.....................
James M. Sandelli....... Vice President
Russell C. Simpson...... Vice President and Treasurer
William A. Spencer...... Vice President
William H. Tate......... Vice President
John A. Thomas.......... Vice President
Ernest J. Tsouros....... Vice President
David G. Underwood II,   Vice President and Medical Director
 M.D. ..................

                        STATE REGULATION OF CHUBB LIFE

  Chubb Life Insurance Company of America is governed under the laws of the state of New Hampshire and is subject to regulation by the Insurance Commissioner of New Hampshire. An annual statement is filed with the New Hampshire Insurance Commissioner on or before March 1 of each year covering the operations and reporting on the financial condition of Chubb Life as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of Chubb Life and Separate Account C and verifies their adequacy and a full examination of Chubb Life's operations is conducted by the Commissioner at least every five years.

  In addition, Chubb Life is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

                              FEDERAL TAX MATTERS

  TAX CONSIDERATIONS. The following description is a brief summary of some of the tax rules, primarily related to federal income taxes under the Code, which, in the opinion of Chubb Life, are currently in effect and is not intended as tax advice. Chubb Life believes that, as discussed below, the Policy will in general receive favorable tax treatment under the Code. Because there are issues as to which the law is still developing or may change, however, and because this information is not intended as tax advice, Chubb Life recommends that the Policyowner or prospective Policyowner rely only on the advice of a qualified tax adviser.

  POLICY PROCEEDS. The Policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code, the Policy should qualify as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be fully excludable from the gross income of the Policy's Beneficiary for federal income tax purposes and, as long as the Policy remains in force, income earned on the Policy will not be subject to federal income tax unless and until there is a distribution from the Policy. Policyowners should consult with their own tax advisers in this regard.

  The federal income tax treatment of a distribution from the Policy will depend on whether a Policy is a life insurance policy and also if it is determined to be a "modified endowment contract," as defined by the Code. Chubb Life will notify a Policyowner if the amount of premiums paid in would cause a Policy to be a modified endowment contract and will allow a refund of the excess premium. The Policyowner may also choose to have the Policy treated as a modified endowment contract.

  A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

  Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a downward adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.

  If the benefits under your policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment unless the policyowner requests a refund of the excess premium, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.

  If a policy is deemed to be a modified endowment contract, any distribution from the policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income-first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent accumulation value under the policy exceeds investment in the policy.

  A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

  To the extent a policy becomes a modified endowment contract, any distribution, including any loan, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter, will be taxable income to the policyowner to the extent accumulation value exceeds investment as described above. Also, any distributions within two years before a policy becomes a modified endowment contract will also be income taxable to the policyowner, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract policies that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.

  In addition to the distribution rules for modified endowment contracts, the Code and proposed regulations thereunder require that reasonable mortality and other charges be used in satisfying the definition of life insurance. The death benefit under a policy which meets this definition will continue to be excluded from the beneficiary's gross income. Chubb Life believes that the Policies meet this definition. However, there is uncertainty as to the meaning of "reasonable mortality charges" and resultant uncertainties as to Chubb Heritage II's qualification if a different definition is adopted by the Treasury Department. As long as a Policy does not violate the tests described above, it will not fail to meet the tests of the Code and the general tax provisions described herein still apply.

  The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In particular, prior to the issuance of final regulations or other clarifications under certain sections of the Code, there may be some uncertainties about the tax treatment of the Policy with respect to the mortality charges, substandard risks and any extension of the Maturity Date. In addition to the provisions discussed above, the United States Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, Policyowners are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to an individual Policyowner's situation.

  Under normal circumstances, the Policy is not a modified endowment contract and loans received under the Policy will be construed as indebtedness of the Policyowner in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the Policy is expected to constitute income to the Policyowner. Policyholders are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

  Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 policy years may create taxable income for the Policyowner. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 policy years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums the Policyowner has paid that have not been previously withdrawn.

  If a Policyowner makes a partial withdrawal, surrender, loan or exchange of the Policy, Chubb Life may be required to withhold federal income tax from the portion of the money received by the Policyowner that is includable in the

Policyowner's federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before Chubb Life makes the payment. In addition, if a Policyowner fails to provide Chubb Life with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies Chubb Life that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, a Policyowner is liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If a Policyowner elects not to have federal income tax withheld, or if the amount withheld is insufficient, then the Policyowner may be responsible for payment of estimated tax. A Policyowner may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. Chubb Life suggests that Policyowners consult with a tax adviser or attorney as to the tax implications of these matters.

  In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, the tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

  The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

  Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

  Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. Chubb Life believes it presently is in compliance with the diversification requirements as set forth in the regulations and intends to remain in compliance with such diversification requirements. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to the Policyowner, income earned on a Policy would be taxable to the Policyowner in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

  The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a policyowner's control of the investments of a segregated asset account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of policyowner control as premium allocation, investment selection, transfer privileges and investments in a division focusing on a particular investment sector. It has also been suggested that, in certain circumstances, control over the investment adviser might constitute prohibited policyowner control. Chubb Life believes that policyowner control will not exist under the Policy. Because failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account C to be includable in the Policyowner's gross income in the year earned, Chubb Life has reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. Chubb Life believes that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

  A Policyowner may elect to exchange Chubb Heritage II for two individual Chubb Heritage I policies provided the conditions under the Policy Exchange Option Rider are met. This could have adverse tax consequences including, but not limited to, the recognition of taxable income in an amount up to any taxable gain in the Policy at the time of the exchange.

  CHARGE FOR CHUBB LIFE INCOME TAXES. Chubb Life is presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and Chubb Life will include flexible premium life insurance operations in its tax return in accordance with these rules.

  Currently no charge is made against Separate Account C for Chubb Life's federal income taxes, or provisions for such taxes, that may be attributable to Separate Account C. Chubb Life may charge each Division for its portion of any income tax charged to Chubb Life on the Division or its assets. See "CHARGES AND DEDUCTIONS--Premium Charges" for a description of the Federal DAC tax charge deducted from premium payments. Under present laws, Chubb Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Chubb Life may decide to make charges for such taxes or provisions for such taxes against Separate Account C. Chubb Life would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against Separate Account C or its Divisions could have an adverse effect on the investment experience of such Division.

                           EMPLOYMENT BENEFIT PLANS

  Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which Separate Account C is a party or to which the assets of any of the Divisions are subject. Chubb Life is not involved in any litigation that is of material importance in relation to its total assets or that relate to Separate Account C.

                                    EXPERTS

  The financial statements of Chubb Life and the financial statements of Separate Account C at December 31, 1996 and for the related periods then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Michael
J. LeBoeuf, FSA, MAAA as stated in the opinion filed as an exhibit to the Registration Statement.

                            REGISTRATION STATEMENT

  A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and the amendments and exhibits to the Registration Statement to all of which reference is made for further information concerning Separate Account C, Chubb Life and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                             FINANCIAL STATEMENTS

  The financial statements of Chubb Life which are included in the Prospectus should be considered only as bearing on the ability of Chubb Life to meet its obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in Separate Account C.

  In the second quarter of 1996, the Company announced a plan to exit the group health insurance business. A definitive agreement was reached May 31, 1996 with Healthsource Inc. under which Healthsource acquired the Company's 85% interest in Chubb Health, Inc. The sale was completed on December 31, 1996. The Company also discontinued the marketing of traditional group health indemnity business. During the fourth quarter of 1996, the Company's former Parent, The Chubb Corporation, announced its intention to evaluate its strategic alternatives with respect to the life insurance companies, including the possible sale or spin-off of the business. The Chubb Corporation entered into a definitive agreement dated February 23, 1997, to sell the Company to Jefferson-Pilot Corporation for $875,000,000. The sale was effective April 30, 1997.

                      REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Chubb Life Insurance Company of America

We have audited the accompanying consolidated balance sheet of Chubb Life Insurance Company of America and subsidiaries as of December 31, 1996 and the related consolidated statements of income, shareholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Chubb Life Insurance Company of America and subsidiaries at December 31, 1996 and the consolidated results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.

                                             Ernst & Young LLP

Boston, Massachusetts
March 5, 1997

                           CONSOLIDATED BALANCE SHEET

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                               DECEMBER 31, 1996
                                 (IN THOUSANDS)

ASSETS
Invested assets (Note 4)
  Fixed maturities, held-to-maturity, at amortized cost............. $  381,230
  Fixed maturities, available-for-sale, at market...................  2,498,281
  Equity securities, at market......................................     30,681
  Short term investments, at cost...................................     48,333
  Policy loans......................................................    217,857
  Mortgage loans on real estate.....................................      8,945
                                                                     ----------
Total invested assets...............................................  3,185,327
                                                                     ----------
Accrued investment income...........................................     52,473
Uncollected premiums................................................      5,782
Reinsurance recoverable on life and health policy liabilities.......    190,505
Deferred policy acquisition costs (Note 5)..........................    644,653
Value assigned purchased insurance in force (Note 5)................     34,460
Goodwill, net of accumulated amortization of $24,253................     63,196
Property and equipment, net of accumulated depreciation of $50,609..     37,835
Receivable--sale of subsidiary (Note 3).............................     25,647
Separate account assets.............................................    401,430
Other assets........................................................     90,511
                                                                     ----------
                                                                      1,546,492
                                                                     ----------
Total assets........................................................ $4,731,819
                                                                     ==========
LIABILITIES
Policy liabilities
  Policy fund balances.............................................. $2,415,001
  Future policy benefits............................................    636,283
  Policy and contract claims........................................     72,422
  Premiums paid in advance..........................................      1,628
  Other policyholders' funds........................................    105,322
                                                                     ----------
                                                                      3,230,656
Mortgage loan payable (Note 13).....................................      4,369
Loans payable (Note 13).............................................     50,500
Federal income taxes payable (Note 6)...............................     10,364
Deferred federal income taxes (Note 6)..............................     53,583
Separate account liabilities........................................    401,430
Net liabilities of discontinued operations..........................     18,499
Accrued expenses and other liabilities (Note 7,8)...................     96,388
                                                                     ----------
Total liabilities...................................................  3,865,789
Commitments and contingent liabilities (Note 10,14)
SHAREHOLDER'S EQUITY
  Common stock--$5 par value, 600,000 shares authorized, issued and
   outstanding......................................................      3,000
  Paid-in capital...................................................    249,872
  Unrealized appreciation of investments, net (Note 4)..............     17,622
  Retained earnings.................................................    595,536
                                                                     ----------
Total shareholder's equity..........................................    866,030
                                                                     ----------
Total liabilities and shareholder's equity.......................... $4,731,819
                                                                     ==========

See accompanying notes.

                        CONSOLIDATED STATEMENT OF INCOME

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                          YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

REVENUES
  Premiums and policy charges (Note 11)............................... $337,782
  Net investment income (Note 4)......................................  236,482
  Realized investment gains (Note 4)..................................   12,587
  Other income........................................................    2,945
                                                                       --------
Total revenues........................................................  589,796
BENEFITS, CLAIMS AND EXPENSES
  Policy benefits and claims..........................................  304,780
  Change in reserves for future policy benefits.......................   16,034
                                                                       --------
                                                                        320,814
EXPENSES
  Commissions and other operating expenses............................   95,034
  Amortization........................................................   99,313
                                                                       --------
                                                                        194,347
                                                                       --------
Total benefits, claims and expenses...................................  515,161
                                                                       --------
Income from continuing operations before federal income tax...........   74,635
Federal income tax (benefit) (Note 6)
  Current.............................................................   31,100
  Deferred............................................................   (6,001)
                                                                       --------
                                                                         25,099
                                                                       --------
Income from continuing operations.....................................   49,536
Discontinued operations (Note 3):
  Loss from operations, net of tax....................................   (1,045)
                                                                       --------
Net income............................................................ $ 48,491
                                                                       ========

See accompanying notes.

                 CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                          YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

Common stock
  Balance, beginning and end of year.................................. $  3,000
                                                                       --------
Paid-in capital
  Balance, beginning and end of year..................................  249,872
                                                                       --------
Unrealized appreciation (depreciation) of investments, net
  Balance, beginning of year..........................................   40,720
  Change, net (Note 4)................................................  (23,098)
                                                                       --------
  Balance, end of year................................................   17,622
                                                                       --------
Retained earnings
  Balance, beginning of year..........................................  551,053
  Net income..........................................................   48,491
  Dividends to parent.................................................   (4,008)
                                                                       --------
  Balance, end of year................................................  595,536
                                                                       --------
Total shareholder's equity............................................ $866,030
                                                                       ========

See accompanying notes.

                      CONSOLIDATED STATEMENT OF CASH FLOWS

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                          YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

OPERATING ACTIVITIES
Net income.......................................................... $  48,491
Adjustments to reconcile net income to net cash used in operating activities:
  Increase in future policy benefits, policy and contract claims and
   premiums paid in advance, net....................................     1,299
  Decrease in uncollected premiums..................................     5,234
  Increase in policy acquisition costs deferred, net of amortiza-
   tion.............................................................   (56,603)
  Net amortization of value assigned purchased insurance in force...     4,249
  Increase in accrued investment income.............................    (6,473)
  Realized investment gains.........................................   (12,587)
  Accretion of investment discounts.................................    (3,264)
  Provision for depreciation........................................     7,442
  Provision for deferred income tax.................................    (6,001)
  Increase in federal income tax payable............................     1,531
  Other, net........................................................   (15,445)
                                                                     ---------
Net cash used in operating activities...............................   (32,127)
INVESTING ACTIVITIES
Proceeds from sales of fixed maturities.............................   360,570
Proceeds from maturities of fixed maturities........................   184,065
Proceeds from sales of equity securities............................    56,355
Purchases of fixed maturities.......................................  (815,231)
Purchases of equity securities......................................   (44,327)
Decrease in short term investments, net.............................     4,505
Policy loans issued, net of repayments..............................   (15,152)
Mortgage loans, net.................................................       711
Other, net..........................................................    (1,147)
                                                                     ---------
Net cash used for investing activities..............................  (269,651)
FINANCING ACTIVITIES
Deposits credited to policyholders' funds...........................   460,687
Withdrawals from policyholders' funds...............................  (165,283)
Mortgage debt principal payments....................................      (843)
Dividends to Parent.................................................    (4,008)
Increase in loans payable...........................................    14,500
Decrease in cash overdraft..........................................    (3,275)
                                                                     ---------
Net cash provided by financing activities...........................   301,778
Increase in cash....................................................         0
                                                                     ---------
Cash, beginning and end of year (Note 1)............................ $       0
                                                                     =========

See accompanying notes.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

                               DECEMBER 31, 1996

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

  The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of Chubb Life Insurance Company of America (the Company) and its subsidiaries. Principal subsidiaries include Chubb Colonial Life Insurance Company (Colonial), Chubb Sovereign Life Insurance Company (Sovereign), Chubb America Service Corporation and Chubb Investment Advisory Corporation. Significant intercompany transactions have been eliminated in consolidation.

  Chubb Life Insurance Company of America is wholly-owned by The Chubb Corporation (the Parent). On February 23, 1997, The Chubb Corporation entered into a definitive agreement to sell its life and health subsidiaries to Jefferson-Pilot Corporation. (see Note 15).

  The consolidated financial statements reflect estimates and judgments made by management which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  The Company is principally engaged in the sale of individual life insurance and investment products. These products are marketed primarily through personal producing general agents throughout the United States.

  In the second quarter of 1996, the Company adopted a plan to exit the group insurance business. Accordingly, the group insurance business has been classified as discontinued operations in the consolidated financial statements. (see Note 3).

RECOGNITION OF REVENUES, BENEFITS, CLAIMS AND EXPENSES:

UNIVERSAL LIFE PRODUCTS

  Universal life products include universal life insurance, variable universal life insurance, and other interest-sensitive life insurance policies. Revenues for universal life products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period.

  Policy fund liabilities for universal life and other interest-sensitive life insurance policies are computed in accordance with the retrospective deposit method and represent policy account balances before surrender charges. Policy fund assets and liabilities for variable universal life insurance are segregated and recorded as separate account assets and liabilities. Separate account assets are carried at market values as of the balance sheet date and are invested by the Company at the direction of the policyholder. Investments are made in one or more of eighteen portfolios in a series fund. Each of the portfolios has specific investment objectives and the investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders. Accordingly, operating results of the separate account are not included in the consolidated statement of income.

  Policy claims that are charged to expense include claims incurred in the period in excess of related policy account balances. Other policy benefits include interest credited to universal life and other interest-sensitive life insurance policies. Interest crediting rates ranged from 4% to 6 7/8%.

INVESTMENT PRODUCTS

  Investment products include flexible premium annuities, structured settlement annuities and other supplementary contracts without life contingencies. Revenues for investment products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period. Deposits for these products are recorded as policy fund liabilities, which are increased by interest credited to the liabilities and decreased by withdrawals and administrative charges assessed against the contract holders. Interest crediting rates ranged from 3 1/2% to 6 3/4%.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

TRADITIONAL LIFE INSURANCE PRODUCTS

  Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Premium revenues for traditional life insurance are recognized as revenues when due. The liabilities for future policy benefits are computed by the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions ranged from 3% to 9%. Mortality is calculated principally on an experience multiple applied to select and ultimate tables in common usage in the industry. Estimated withdrawals are determined principally based on industry tables. Policy benefits and claims are charged to expense as incurred.

ACCIDENT AND HEALTH INSURANCE

  Accident and health insurance premiums are earned on a monthly pro rata basis over the terms of the policies. Benefits include paid claims plus an estimate for known claims and claims incurred but not reported as of the balance sheet date.

REINSURANCE

  In the ordinary course of business, the Company and its insurance subsidiaries assume and cede reinsurance with other insurance companies. These arrangements minimize the maximum net loss potential arising from large risks. Ceded reinsurance contracts do not relieve the Company and its insurance subsidiaries from their obligation to policyholders. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

  Reinsurance recoverable on life and health policy liabilities represent estimates of the portion of such liabilities that will be recovered from reinsurers, determined in a manner consistent with the liabilities associated with the reinsured policies.

DEFERRED POLICY ACQUISITION COSTS

  Certain costs of acquiring insurance contracts, principally commissions, underwriting costs and certain variable field office expenses, are deferred. Deferred policy acquisition costs for universal life and investment contracts are amortized over the lives of the contracts in relation to the present value of estimated gross profits expected to be realized. Deferred policy acquisition costs related to universal life and investment contracts are also adjusted to reflect the effects that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to the unrealized appreciation or depreciation of the investments component of shareholder's equity, net of applicable deferred income tax.

  Traditional life insurance deferred policy acquisition costs are being amortized over the premium-payment period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

VALUE ASSIGNED PURCHASED INSURANCE IN FORCE

  The value assigned purchased insurance in force is amortized principally over the estimated life of the insurance in force at the date of acquisition in proportion to the emergence of profit using assumptions consistent with those used in the amortization of the deferred policy acquisition costs. Interest accrues on the unamortized balance at rates ranging from 6 1/4% to 9 1/2%. Value assigned purchased insurance in force related to universal life and investment contracts also is adjusted to reflect the effects that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to the unrealized appreciation or depreciation of the investments component of shareholder's equity, net of applicable deferred income tax.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTED ASSETS

  Short term investments, which have an original maturity of one year or less, are carried at amortized cost.

  Fixed maturities, which include bonds and redeemable preferred stocks, are purchased to support the investment strategies of the Company. These strategies are developed based on many factors including rate of return, maturity, credit risk, tax considerations and regulatory requirements. Those fixed maturities which the Company has the ability and intent to hold to maturity are considered held-to-maturity and carried at amortized cost. Fixed maturities which may be sold prior to maturity to support the investment strategies of the Company are considered available-for-sale and carried at market value as of the balance sheet date.

  Equity securities, which include common stocks and non-redeemable preferred stocks, are carried at market values as of the balance sheet date.

  Policy loans are carried at the unpaid balances. Mortgage loans on real estate are carried at the unpaid balances, adjusted for amortization of premium or discount.

  Realized gains and losses on the sale of investments are determined on the basis of the cost of the specific investments sold and are credited or charged to income. Unrealized appreciation or depreciation of investments classified as available-for-sale, net of the deferred policy aquisition costs adjustment discussed above and the applicable deferred income tax, is excluded from income and credited or charged directly to a separate component of shareholder's equity.

GOODWILL

  Goodwill, which represents the excess of the purchase price over the fair value of net assets of subsidiaries acquired, is amortized using the straight-line method over 40 years.

PROPERTY AND EQUIPMENT

  Property and equipment used in operations are carried at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets.

FEDERAL INCOME TAXES

  The Company files a consolidated federal income tax return with its parent. Federal income tax is allocated as if the Company and its subsidiaries filed a separate consolidated income tax return.

  Deferred income tax assets and liabilities are recognized for the expected future tax effects attributable to temporary differences between the financial reporting and tax bases of assets and liabilities, based on enacted tax rates and other provisions of tax law. Deferred income taxes related to unrealized appreciation or depreciation of investments classified as available-for-sale are charged or credited directly to a separate component of shareholder's equity.

FAIR VALUES OF FINANCIAL INSTRUMENTS

  Fair values of financial instruments are based on quoted market prices where available. Fair values of financial instruments for which quoted market prices are not available are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and the estimates of future cash flows. Accordingly, the derived fair value estimates cannot be substantiated by comparison to independent markets and are not necessarily indicative of the amounts that could be realized in immediate settlement of the instrument. Certain financial instruments, particularly insurance contracts, are excluded from fair value disclosure requirements.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  The methods and assumptions used to estimate the fair value of financial instruments are as follows:

  . Fair values of fixed maturities with active markets are based on quoted market prices. For fixed maturities that trade in less active markets, fair values are obtained from independent pricing services. Fair values of fixed maturities are principally a function of current interest rates. Care should be used in evaluating the significance of these estimated market values.

  . Fair values of equity securities are based on quoted market prices.

  . The carrying value of short term investments approximates fair value due to the short maturities of these investments.

  . Fair values of policy loans and mortgage loans are estimated using discounted cash flow analyses and approximate carrying values.

  . The carrying value of short term debt approximates fair value due to the short maturities of the debt.

  The carrying value and fair value of financial instruments at December 31, 1996 were as follows:

                                                           CARRYING     FAIR
                                                            VALUE      VALUE
                                                          ---------- ----------
                                                             (IN THOUSANDS)
      ASSETS
       Invested assets
        Fixed maturities
         Held-to-maturity................................ $  381,230 $  398,909
         Available-for-sale..............................  2,498,281  2,498,281
        Equity securities................................     30,681     30,681
        Short term investments...........................     48,333     48,333
        Policy loans.....................................    217,857    217,857
        Mortgage loans on real estate....................      8,945      8,945
      LIABILITIES
       Loans payable.....................................     50,500     50,500

CASH FLOW INFORMATION

  In the statement of cash flows, short term investments are not considered to be cash equivalents. Cash overdrafts are included in accrued expenses and other liabilities. The overdrafts at December 31, 1996 were $19,530,000.

2. CHANGES IN ACCOUNTING PRINCIPLES

  Effective January 1, 1996, the Company adopted SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. The Statement establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets. Under SFAS No. 121, an impairment loss is recognized if the sum of the undiscounted expected future cash flows is less than the carrying amount of the asset. Measurement of impairment should be based on the fair value of the asset. The adoption of SFAS 121 did not have an impact on net income.

3. DISCONTINUED OPERATIONS

  In the second quarter of 1996, the Company adopted a plan to exit the group health insurance business. Formerly, this business was the Company's group insurance business segment.

  Marketing of traditional group health business was discontinued. Due to various contractual and regulatory requirements, traditional group coverages will be renewed in certain jurisdictions until an orderly transition to another carrier or termination of coverage can occur. It is expected that the exit from this business will be completed by the end of 1998.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

3. DISCONTINUED OPERATIONS (CONTINUED)

  Managed care products were sold through ChubbHealth, Inc. (CHI), a health maintenance organization (HMO). CHI commenced operations in the New York City metropolitan area on June 1, 1994. ChubbHealth Holdings, Inc. (Holdings) owned 100% of CHI and was jointly owned by the Company and Healthsource Metropolitan New York Holding Company, Inc., formerly known as Healthsource New York, Inc. (Healthsource). The Company owned 85% of the outstanding Stock of Holdings at December 31, 1995.

  On May 31, 1996 the Company entered into a definitive agreement to sell its interest in CHI to Healthsource for $25,647,000 in cash. The sale was completed effective December 31, 1996 and the cash settlement was received on January 6, 1997.

  The sale resulted in an after tax gain of approximately $15,000,000 which was substantially offset by estimated costs relating to the exit from the remaining group insurance business. The discontinued group insurance business had no effect on net income after April 1, 1996. It is expected that the discontinued group insurance business will not affect the Company's net income significantly in the future.

  The identifiable assets and liabilities of the group insurance business included in the accompanying consolidated balance sheet at December 31, 1996, by the respective category, were as follows:

                                                                 (IN THOUSANDS)
      ASSETS
        Uncollected premium.....................................    $ 3,742
        Reinsurance recoverable on life and health policy lia-
         bilities...............................................      1,753
        Other assets............................................      8,414
                                                                    -------
                                                                    $13,909
                                                                    =======
      LIABILITIES
        Future policy benefits..................................    $ 9,294
        Policy and contract claims..............................     50,311
        Premiums paid in advance................................      1,047
        Accrued expenses and other liabilities..................      5,660
                                                                    -------
                                                                    $66,312
                                                                    =======

  In addition to the assets and liabilities above, sufficient invested assets were held for the payment of group insurance liabilities. It is not practicable to segregate the specific invested assets associated with those liabilities.

  The results of discontinued operations for the three months ended March 31, 1996 included in the Consolidated Statement of Income were as follows:

                                                                  (IN THOUSANDS)
      Revenues..................................................     $58,902
      Benefits, claims and expenses.............................      60,816
                                                                     -------
      Loss from operations before income tax benefit............      (1,914)
      Income tax benefit........................................        (656)
                                                                     -------
      Loss from discontinued operations before minority interest
       in subsidiary............................................      (1,258)
      Minority interest in net loss of consolidated subsidiary..        (213)
                                                                     -------
      Loss from discontinued operations.........................     $(1,045)
                                                                     =======

  Loss before income tax benefits for discontinued operations reflect allocations of investment income and expenses using allocation methods deemed to be reasonable. Other acceptable allocation methods could produce different results.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

4. INVESTED ASSETS

  The sources of net investment income from continuing operations for the year ended December 31, 1996 were as follows:

                                                                  (IN THOUSANDS)
      Fixed maturities...........................................    $215,117
      Equity securities..........................................       3,505
      Short term investments.....................................       3,444
      Policy loans...............................................      15,275
      Mortgage loans.............................................         914
      Other......................................................         515
                                                                     --------
        Gross investment income..................................     238,770
      Investment expenses........................................       2,288
                                                                     --------
        Net investment income....................................    $236,482
                                                                     ========

  Realized investment gains and losses for the year ended December 31, 1996 were as follows:

                                                                  (IN THOUSANDS)
      Gross realized investment gains
        Fixed maturities.........................................    $ 9,455
        Equity securities........................................      6,898
                                                                     -------
                                                                     $16,353
                                                                     =======
      Gross realized investment losses
        Fixed maturities.........................................    $ 1,774
        Equity securities........................................      1,992
                                                                     -------
                                                                     $ 3,766
                                                                     =======
      Net realized investment gains
        Fixed maturities.........................................    $ 7,681
        Equity securities........................................      4,906
                                                                     -------
                                                                     $12,587
                                                                     =======

  Proceeds from the sales of fixed maturities considered available-for-sale were $360,570,000. Gross gains of $9,455,000 and gross losses of $1,774,000 were realized on such sales in 1996.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

4. INVESTED ASSETS (CONTINUED)

  The components of unrealized appreciation (depreciation) of investments classified as available-for-sale at December 31, 1996 were as follows:

                                                                  (IN THOUSANDS)
      Equity securities
        Gross unrealized appreciation............................    $  3,797
        Gross unrealized depreciation............................         323
                                                                     --------
                                                                        3,474
                                                                     --------
      Fixed maturities
        Gross unrealized appreciation............................      71,332
        Gross unrealized depreciation............................      16,499
                                                                     --------
                                                                       54,833
                                                                     --------
                                                                       58,307
                                                                     --------
      Deferred policy acquisition costs adjustment...............     (29,414)
      Value assigned purchased insurance in force adjustment.....      (1,783)
                                                                     --------
                                                                      (31,197)
                                                                     --------
                                                                       27,110
      Deferred tax liability, net................................       9,488
                                                                     --------
                                                                     $ 17,622
                                                                     ========

  The changes in unrealized appreciation or depreciation of investments classified as available-for-sale for the year ended December 31, 1996 were as follows:

                                                                 (IN THOUSANDS)
      Change in unrealized appreciation of equity securities....    $ (2,405)
      Change in unrealized appreciation of fixed maturities.....     (47,181)
      Change in deferred policy acquisition costs adjustment....      12,436
      Change in value assigned purchased insurance in force ad-
       justment.................................................       1,614
                                                                    --------
                                                                     (35,536)
      Deferred income tax credit................................     (12,438)
                                                                    --------
                                                                    $(23,098)
                                                                    ========

            CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

4. INVESTED ASSETS (CONTINUED)

  The cost of equity securities was $27,207,000 at December 31, 1996.

  The amortized costs and estimated market value of fixed maturities at December 31, 1996 were as follows:

                                                 GROSS      GROSS    ESTIMATED
                                    AMORTIZED  UNREALIZED UNREALIZED   MARKET
                                       COST      GAINS      LOSSES     VALUE
                                    ---------- ---------- ---------- ----------
                                                  (IN THOUSANDS)
HELD-TO-MATURITY
Tax exempt bonds................... $      967  $    27    $         $      994
                                    ----------  -------    -------   ----------
Taxable
  U.S. Government and government
   agency and authority
   obligations.....................     17,426    1,339          7       18,758
  Corporate bonds..................    174,817   14,339                 189,156
  Foreign bonds....................     15,000    2,109                  17,109
  Mortgage-backed securities.......    173,020    2,208      2,336      172,892
                                    ----------  -------    -------   ----------
Total taxable......................    380,263   19,995      2,343      397,915
                                    ----------  -------    -------   ----------
Total held-to-maturity.............    381,230   20,022      2,343      398,909
                                    ----------  -------    -------   ----------
AVAILABLE-FOR-SALE
Taxable
  U.S. Government and government
   agency and authority
   obligations.....................    205,577    1,711        658      206,630
  Corporate bonds..................  1,170,611   34,332     10,974    1,193,969
  Foreign bonds....................    153,757    8,310        883      161,184
  Mortgage-backed securities.......    911,248   26,791      3,887      934,152
  Redeemable preferred stocks......      2,255      188         97        2,346
                                    ----------  -------    -------   ----------
Total available-for-sale...........  2,443,448   71,332     16,499    2,498,281
                                    ----------  -------    -------   ----------
Total fixed maturities............. $2,824,678  $91,354    $18,842   $2,897,190
                                    ==========  =======    =======   ==========

  The unrealized appreciation or depreciation of fixed maturities classified as held-to-maturity are not reflected in the financial statements. The change in net unrealized appreciation of such fixed maturities was depreciation of $13,754,000 for the year ended December 31, 1996.

  The amortized cost and estimated market value of fixed maturities at December 31, 1996 by contractual maturity were as follows:

                                       HELD-TO-MATURITY    AVAILABLE-FOR-SALE
                                      ------------------- ---------------------
                                                ESTIMATED            ESTIMATED
                                      AMORTIZED  MARKET   AMORTIZED    MARKET
                                        COST      VALUE      COST      VALUE
                                      --------- --------- ---------- ----------
                                                   (IN THOUSANDS)
Due in one year or less.............. $ 10,026  $ 10,207  $   10,240 $   10,266
Due after one year through five
 years...............................   63,785    68,892     257,205    266,921
Due after five years through ten
 years...............................   75,743    81,875     445,479    456,299
Due after ten years..................   58,656    65,043     819,276    830,643
                                      --------  --------  ---------- ----------
  Subtotal...........................  208,210   226,017   1,532,200  1,564,129
Mortgage-backed securities...........  173,020   172,892     911,248    934,152
                                      --------  --------  ---------- ----------
                                      $381,230  $398,909  $2,443,448 $2,498,281
                                      ========  ========  ========== ==========

  Actual maturities could differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

5. DEFERRED POLICY ACQUISITION COSTS AND VALUE ASSIGNED PURCHASED INSURANCE IN FORCE

  Policy acquisition costs deferred and the related amortization charged to income for the year ended December 31, 1996 were as follows:

                                                                 (IN THOUSANDS)
      Balance, beginning of year................................    $575,614
      Cost deferred during year.................................     149,481
      Amortization during year..................................     (92,878)
      Change in adjustment to reflect the effects of unrealized
       depreciation of investments..............................      12,436
                                                                    --------
      Balance, end of year......................................    $644,653
                                                                    ========

  Changes in the value assigned purchased insurance in force for the year ended December 31, 1996 were as follows:

                                                                 (IN THOUSANDS)
      Balance, beginning of year................................    $37,095
      Accrued interest..........................................      3,094
      Amortization..............................................     (7,343)
      Change in adjustment to reflect the effects of unrealized
       depreciation of investments..............................      1,614
                                                                    -------
      Balance, end of year......................................    $34,460
                                                                    =======

  The estimated net amortization of the value assigned purchased insurance in force is as follows:

                                                                  (IN THOUSANDS)
      Year Ending December 31:
        1997.....................................................    $ 3,670
        1998.....................................................      3,227
        1999.....................................................      2,764
        2000.....................................................      2,462
        2001.....................................................      2,347
      Subsequent to 2001.........................................     19,990
                                                                     -------
                                                                     $34,460
                                                                     =======

6. FEDERAL INCOME TAXES

  Federal income tax provisions for the year ended December 31, 1996 have been computed using the tax rates and regulations in effect during the year. The provision for federal income tax gives effect to permanent differences between financial and taxable income. Accordingly, the effective tax rate is less than the statutory federal corporate tax rate. The reasons for the lower effective tax rate were as follows:

                                                                  (IN THOUSANDS)
      Tax at statutory federal income tax rate (35%).............    $26,122
      Dividends received deduction and tax exempt income.........     (1,441)
      Amortization of goodwill...................................        394
      Foreign taxes..............................................       (451)
      Other......................................................        475
                                                                     -------
        Federal income tax expense...............................    $25,099
                                                                     =======

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

6. FEDERAL INCOME TAXES (CONTINUED)

  The tax effects of temporary differences that gave rise to deferred income tax liabilities and assets at December 31, 1996 were as follows:

                                                                  (IN THOUSANDS)
      Deferred income tax liabilities:
        Deferred policy acquisition costs........................    $167,655
        Value assigned purchased insurance in force..............      19,753
        Unrealized appreciation in investments...................      20,407
        Other....................................................      10,323
                                                                     --------
          Total..................................................     218,138
      Deferred income tax assets:
        Future policy benefits and policy fund balances..........     156,427
        Postretirement benefits..................................       8,128
                                                                     --------
          Total..................................................     164,555
                                                                     --------
      Net deferred income tax liabilities........................    $ 53,583
                                                                     ========

  Prior to 1984, life insurance companies were allowed certain special deductions for federal income tax purposes which could become subject to tax at normal rates under certain circumstances, including distribution to shareholders. These special deductions were set aside in a Policyholders' Surplus Account. Under the 1984 Act, no further additions to this account are permitted. At December 31, 1996, approximately $13,464,000 of untaxed retained earnings remained. No income taxes have been provided since management does not anticipate any transaction that would cause this remaining amount to become taxable. The unrecognized deferred tax related to the Policyholders' Surplus Account is $4,712,000.

  Federal income taxes paid in 1996 were $29,569,000.

7. PENSIONS

  In 1996, the Company's pension plans were merged into the pension plan of the Parent. The Parent's plan covers substantially all employees. Pension costs allocated to the Company for the year ended December 31, 1996, were $1,500,000. The costs were offset by a net curtailment gain of $1,322,000, resulting from workforce reductions. This gain was primarily due to the reduction of the projected benefit obligation associated with severed employees' pension benefits offset by the recognition of the prior service costs related to those employees.

8. OTHER POSTRETIREMENT BENEFITS

  The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. Substantially all employees may become eligible for these benefits upon retirement if they meet minimum age and years of service requirements.

  The Company does not fund these benefits in advance. Benefits are paid as covered expenses are incurred. Health care coverage is contributory. Retiree contributions vary based upon a retiree's age, type of coverage and years of service with the Company. Life insurance coverage is noncontributory.

  The components of net postretirement benefit cost for the year ended December 31, 1996 were as follows:

                                                                  (IN THOUSANDS)
      Service cost of current period.............................     $1,076
      Interest cost on accumulated benefit obligation............      1,613
                                                                      ------
      Net postretirement benefit cost............................     $2,689
                                                                      ======

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

8. OTHER POSTRETIREMENT BENEFITS (CONTINUED)

  During 1996, the Company recognized a net curtailment gain of $648,000 resulting from workforce reductions. This gain is primarily due to the reduction of the accumulated postretirement benefit obligation associated with severed employees' other postretirement benefits.

  The components of the accumulated postretirement benefit obligation at December 31, 1996 were as follows:

                                                                  (IN THOUSANDS)
      Retirees..................................................     $ 9,399
      Fully eligible active plan participants...................       1,001
      Other active plan participants............................      10,160
                                                                     -------
      Accumulated postretirement benefit obligation.............      20,560
      Unrecognized net gain from past experience different from
       that assumed.............................................       3,609
                                                                     -------
      Postretirement benefit liability included in other liabil-
       ities....................................................     $24,169
                                                                     =======

  The weighted average discount rate used in determining the actuarial present value of the accumulated postretirement benefit obligation at December 31, 1996 was 7 3/4%. The health care cost trend rate used to measure the accumulated postretirement cost for medical benefits is 11 3/4% for 1997. The rate is assumed to decrease gradually to 6% for the year 2008 and remain at that level thereafter. The health care cost trend rate assumption has a significant effect on the amount of the accumulated postretirement benefit obligation and the net postretirement benefit cost reported. To illustrate, a one percent increase in the trend rate for each year would increase the accumulated postretirement benefit obligation at December 31, 1996 by $3,445,000 and the aggregate of the service and interest cost components of net postretirement benefit cost for the year ended December 31, 1996 by $451,000.

9. STOCK OWNERSHIP AND INCENTIVE PLANS

  Substantially all of the Company's employees are eligible to participate in the stock ownership and incentive plans of the Parent. The aggregate costs associated with the plans were approximately $3,414,000 for the year ended December 31, 1996.

10. RENT EXPENSES AND COMMITMENTS

  The Company occupies office facilities under lease agreements which expire at various dates through 2009; such leases generally are renewed or replaced by other leases. In addition, the Company leases office and transportation equipment.

  Total rent expense charged to operations amounted to approximately $4,708,000 for 1996. All leases are operating leases and generally contain renewal options. At December 31, 1996, future minimum rental payments required under noncancellable operating leases were as follows:

                                                                  (IN THOUSANDS)
      Year Ending December 31:
        1997.....................................................    $ 3,341
        1998.....................................................      2,560
        1999.....................................................      1,916
        2000.....................................................      1,449
        2001.....................................................      1,334
      Subsequent to 2001.........................................      5,715
                                                                     -------
                                                                     $16,315
                                                                     =======

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

11. REINSURANCE

  The Company is involved in both the cession and assumption of reinsurance with other insurance companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. Sovereign had a reinsurance recoverable resulting from a reinsurance agreement with a single reinsurer of $98,716,000 at December 31, 1996. Sovereign coinsured fifty percent of a block of single premium whole life policies under this agreement. Sovereign and the reinsurer are joint and equal owners in securities and short-term investments of $191,878,000 at December 31, 1996. The remaining reinsurance recoverables were associated with numerous other reinsurers. The maximum amount of individual life insurance retained on any one life, including accidental death benefits, is $1,400,000.

  The effect of reinsurance on the premiums and policy charges in the consolidated statement of income for the year ended December 31, 1996 was as follows:

                                                 CEDED TO   ASSUMED
                                         DIRECT    OTHER   FROM OTHER   NET
                                         AMOUNT  COMPANIES COMPANIES   AMOUNT
                                        -------- --------- ---------- --------
                                                    (IN THOUSANDS)
Premiums Earned and Policy Charges for
 the year:
  Life Insurance....................... $335,376  $18,818    $1,607   $318,165
  Accident and Health Insurance........   28,824    9,207               19,617
                                        --------  -------    ------   --------
  Total Premiums and Policy Charges.... $364,200  $28,025    $1,607   $337,782
                                        ========  =======    ======   ========

  Reinsurance recoveries which have been deducted from benefits, claims and expenses in the consolidated statement of income was $46,093,000 in 1996.

12. DIVIDEND RESTRICTIONS

  The Company and its insurance subsidiaries are required to file annual statements with state insurance regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). For such subsidiaries, GAAP differs in certain respects from statutory accounting practices.

  A comparison of shareholder's equity on a GAAP basis and policyholders' surplus on a statutory basis at December 31, 1996 is as follows:

                                                                  (IN THOUSANDS)
      GAAP.......................................................    $866,030
      Statutory..................................................     328,327

  A comparison of GAAP and statutory net income for the year ended December 31, 1996 is as follows:

                                                                  (IN THOUSANDS)
      GAAP.......................................................    $48,491
      Statutory..................................................     33,988

  The amount of GAAP surplus in excess of statutory surplus is unavailable for distribution. In addition, various state insurance laws restrict the Company and its insurance subsidiaries as to the amount of dividends from statutory surplus they may pay without the prior approval of regulatory authorities. The restrictions generally are based on net gains from operations and on certain levels of policyholders' surplus as determined in accordance with statutory accounting practices. Dividends in excess of such thresholds are considered "extraordinary" and require prior regulatory approval. The maximum ordinary dividend distribution that may be made by the Company to the Parent during 1997 is approximately $32,800,000.

13. DEBT AND CREDIT ARRANGEMENTS

  The Company has a loan agreement with a bank providing for a revolving line of credit of $60,000,000 at a variable interest rate. There were $50,500,000 in borrowings against this line of credit at December 31, 1996. Interest paid on these borrowings was $968,000 in 1996.

           CHUBB LIFE INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

13. DEBT AND CREDIT ARRANGEMENTS (CONTINUED)

  During 1996, the Company borrowed in the short term commercial paper market. These notes were issued by Chubb Capital Corporation, a subsidiary of the Parent. The interest rate was variable and was based on Chubb Capital Corporation's cost of funds. The outstanding balance of commercial paper was repaid in the fourth quarter of 1996. The agreement remains in effect at December 31, 1996. Interest paid on the borrowings in 1996 was $1,206,000.

  A mortgage loan payable, which is secured by a portion of the Company's home office property in Concord, New Hampshire, bears interest at 11 3/8% and is payable monthly through December 2000.

  Debt maturities of the mortgage loan payable are as follows:

                                                                  (IN THOUSANDS)
      Year Ending December 31:
        1997.....................................................     $  944
        1998.....................................................      1,057
        1999.....................................................      1,184
        2000.....................................................      1,184
                                                                      ------
                                                                      $4,369
                                                                      ======

  Interest paid on the mortgage loan in 1996 was $550,000.

14. LITIGATION

  The Company is involved in pending or threatened lawsuits arising from the normal conduct of its insurance business. Several suits have been brought against the Company seeking both punitive and compensatory damages. Management is of the opinion that these suits are substantially without merit, that valid defenses exist, and that such litigation will not have a material effect on the consolidated financial statements.

15. SUBSEQUENT EVENT RELATING TO CHANGE IN OWNERSHIP

  The Company's Parent, The Chubb Corporation, entered into a definitive agreement, dated February 23, 1997, to sell the Company to Jefferson-Pilot Corporation for $875,000,000 in cash, subject to various closing adjustments and other customary conditions. The sale is subject to regulatory approvals and is expected to be completed by the end of the second quarter of 1997.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Contractholders
Chubb Separate Account C

We have audited the accompanying statement of assets and liabilities of Chubb Separate Account C (the "Separate Account", comprising respectively, the JPM Treasury Money Market Division, JPM Bond Division, JPM Equity Division, JPM Small Company Division, and JPM International Equity Division) as of December 31, 1996, and the related statements of operations and changes in net assets for the year ended December 31, 1996 and for the period from January 3, 1995 (Commencement of Operations) to December 31, 1995. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 by correspondence with JPM Series Trust II. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the Chubb Separate Account C at December 31, 1996, the results of their operations and the changes in their net assets for each of the periods indicated above, in conformity with generally accepted accounting principles.

                                      Ernst & Young LLP

Boston, Massachusetts
March 14, 1997

                      STATEMENT OF ASSETS AND LIABILITIES

                           CHUBB SEPARATE ACCOUNT C

                               DECEMBER 31, 1996

                              JPM                                                 JPM
                            TREASURY      JPM         JPM           JPM      INTERNATIONAL
                          MONEY MARKET    BOND       EQUITY    SMALL COMPANY    EQUITY
                            DIVISION    DIVISION    DIVISION     DIVISION      DIVISION
                          ------------ ----------  ----------  ------------- -------------
A S S E T S
Investments in JPM Se-
 ries Trust II at cost..    $341,627   $1,640,623  $3,496,728   $1,798,085    $3,543,074
                            ========   ==========  ==========   ==========    ==========
Investments in JPM Se-
 ries Trust II at market
 value..................    $332,488   $1,639,615  $3,867,682   $1,884,131    $3,823,016
Accrued investment in-
 come...................      14,545       72,416     396,054      204,000       182,187
Amounts due from (to)
 JPM Series Trust II....      15,818          130         405         (764)          365
                            --------   ----------  ----------   ----------    ----------
                             362,851    1,712,161   4,264,141    2,087,367     4,005,568
Expenses payable........         (12)         (57)       (138)         (67)         (136)
Amounts due (to) from
 Chubb Life Insurance
 Company of America.....     (15,818)        (130)       (405)         764          (365)
                            --------   ----------  ----------   ----------    ----------
    TOTAL NET ASSETS....    $347,021   $1,711,974  $4,263,598   $2,088,064    $4,005,067
                            ========   ==========  ==========   ==========    ==========
UNITS OUTSTANDING.......      31,902      145,282     266,050      130,645       318,930
NET ASSET VALUE PER
 UNIT...................    $ 10.878   $   11.784  $   16.026   $   15.983    $   12.558

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                            CHUBB SEPARATE ACCOUNT C

                                    JPM
                                  TREASURY                     JPM                        JPM
                                MONEY MARKET                   BOND                      EQUITY
                                  DIVISION                   DIVISION                   DIVISION
                         -------------------------- -------------------------- --------------------------
                                       PERIOD FROM                PERIOD FROM                PERIOD FROM
                             YEAR     JANUARY 3,(A)     YEAR     JANUARY 3,(A)     YEAR     JANUARY 3,(A)
                            ENDED          TO          ENDED          TO          ENDED          TO
                         DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                             1996         1995          1996         1995          1996         1995
                         ------------ ------------- ------------ ------------- ------------ -------------
Investment Income:
  Dividend income.......   $14,528       $11,800      $72,416       $17,294      $ 55,925     $ 28,445
  Distributions of
   realized gains.......        16            16          531         6,011       392,202      144,358
                           -------       -------      -------       -------      --------     --------
                            14,544        11,816       72,947        23,305       448,127      172,803
Expenses:
  Mortality and expense
   risk charge..........     1,603           746        6,172         1,070        24,143        9,552
                           -------       -------      -------       -------      --------     --------
    Net Investment
     Income.............    12,941        11,070       66,775        22,235       423,984      163,251
                           -------       -------      -------       -------      --------     --------
Gain (loss) on
 investments:
  Net realized gain
   (loss) on
   investments..........    (1,817)        1,747         (870)        1,371        67,265        1,177
  Net unrealized gain
   (loss) on
   investments..........    (1,756)       (7,383)      (4,624)        3,616       176,276      194,679
                           -------       -------      -------       -------      --------     --------
  Net gain (loss) on
   investments..........    (3,573)       (5,636)      (5,494)        4,987       243,541      195,856
                           -------       -------      -------       -------      --------     --------
    Increase in Net
     Assets from
     Operations.........   $ 9,368       $ 5,434      $61,281       $27,222      $667,525     $359,107
                           =======       =======      =======       =======      ========     ========

-------

(a) Commencement of operations.

See notes to financial statements.

                            CHUBB SEPARATE ACCOUNT C

                                                                JPM
                                     JPM                   INTERNATIONAL
                                SMALL COMPANY                  EQUITY
                                   DIVISION                   DIVISION
                          -------------------------- --------------------------
                                        PERIOD FROM                PERIOD FROM
                              YEAR     JANUARY 3,(A)     YEAR     JANUARY 3,(A)
                             ENDED          TO          ENDED          TO
                          DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                              1996         1995          1996         1995
                          ------------ ------------- ------------ -------------
Investment Income:
  Dividend income........   $  9,360      $ 1,591      $ 29,908     $ 32,329
  Distributions of
   realized gains........    211,193       19,285       152,279       30,752
                            --------      -------      --------     --------
                             220,553       20,876       182,187       63,081
Expenses:
  Mortality and expense
   risk charge...........      6,703          566        18,798        6,145
                            --------      -------      --------     --------
    Net Investment
     Income..............    213,850       20,310       163,389       56,936
                            --------      -------      --------     --------
Gain (loss) on
 investments:
  Net realized gain
   (loss) on investments.      3,521        1,039        15,389         (448)
  Net unrealized gain on
   investments...........     82,854        3,191       206,175       73,767
                            --------      -------      --------     --------
  Net gain on
   investments...........     86,375        4,230       221,564       73,319
                            --------      -------      --------     --------
    Increase in Net
     Assets from
     Operations..........   $300,225      $24,540      $384,953     $130,255
                            ========      =======      ========     ========

-------

(a) Commencement of operations.

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                            CHUBB SEPARATE ACCOUNT C

                                    JPM
                                  TREASURY                     JPM                        JPM
                                MONEY MARKET                   BOND                      EQUITY
                                  DIVISION                   DIVISION                   DIVISION
                         -------------------------- -------------------------- --------------------------
                                       PERIOD FROM                PERIOD FROM                PERIOD FROM
                             YEAR     JANUARY 3,(A)     YEAR     JANUARY 3,(A)     YEAR     JANUARY 3,(A)
                            ENDED          TO          ENDED          TO          ENDED          TO
                         DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                             1996         1995          1996         1995          1996         1995
                         ------------ ------------- ------------ ------------- ------------ -------------
INCREASE IN NET ASSETS
Operations:
  Net investment income.  $  12,941     $ 11,070     $   66,775    $ 22,235     $  423,984   $  163,251
  Net realized gain
   (loss) on
   investments..........     (1,817)       1,747           (870)      1,371         67,265        1,177
  Net unrealized gain
   (loss) on
   investments..........     (1,756)      (7,383)        (4,624)      3,616        176,276      194,679
                          ---------     --------     ----------    --------     ----------   ----------
Increase in net assets
 from operations........      9,368        5,434         61,281      27,222        667,525      359,107
Contractholder
 transactions--Note D:
  Transfers of net
   premiums.............    277,045      (37,059)       251,428      19,429        387,274       99,189
  Transfers from/to
   General Account and
   within Separate
   Account, net.........   (208,924)     310,772      1,057,013     305,525        172,368    2,596,988
  Transfers of cost of
   insurance............     (1,590)        (661)        (9,537)     (2,770)       (13,001)      (5,338)
  Transfers on account
   of other
   terminations.........     (7,323)         (41)         2,425         (42)          (834)         320
                          ---------     --------     ----------    --------     ----------   ----------
Net increase in net
 assets derived from
 contractholder
 transactions...........     59,208      273,011      1,301,329     322,142        545,807    2,691,159
                          ---------     --------     ----------    --------     ----------   ----------
Net increase in net
 assets.................     68,576      278,445      1,362,610     349,364      1,213,332    3,050,266
Balance at beginning of
 period.................    278,445            0        349,364           0      3,050,266            0
                          ---------     --------     ----------    --------     ----------   ----------
Balance at end of
 period.................  $ 347,021     $278,445     $1,711,974    $349,364     $4,263,598   $3,050,266
                          =========     ========     ==========    ========     ==========   ==========

-------

(a) Commencement of operations.

See notes to financial statements.

                            CHUBB SEPARATE ACCOUNT C

                                                                 JPM
                                      JPM                   INTERNATIONAL
                                 SMALL COMPANY                  EQUITY
                                    DIVISION                   DIVISION
                           -------------------------- --------------------------
                                         PERIOD FROM                PERIOD FROM
                               YEAR     JANUARY 3,(A)     YEAR     JANUARY 3,(A)
                              ENDED          TO          ENDED          TO
                           DECEMBER 31, DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                               1996         1995          1996         1995
                           ------------ ------------- ------------ -------------
INCREASE IN NET ASSETS
Operations:
  Net investment income..   $  213,850    $ 20,310     $  163,389   $   56,936
  Net realized gain
   (loss) on investments.        3,521       1,039         15,389         (448)
  Net unrealized gain
   (loss) on investments.       82,854       3,191        206,175       73,767
                            ----------    --------     ----------   ----------
Increase in net assets
 from operations.........      300,225      24,540        384,953      130,255
Contractholder
 transactions--Note D:
  Transfers of net
   premiums..............      193,946      16,998        365,133       12,554
  Transfers from/to
   General Account and
   within Separate
   Account, net..........    1,403,000     150,812      1,380,915    1,744,480
  Transfers of cost of
   insurance.............       (5,933)     (1,986)       (11,500)      (4,478)
  Transfers on account of
   other terminations....        6,464          (2)         2,685           70
                            ----------    --------     ----------   ----------
Net increase in net
 assets derived from
 contractholder
 transactions............    1,597,477     165,822      1,737,233    1,752,626
                            ----------    --------     ----------   ----------
Net increase in net
 assets..................    1,897,702     190,362      2,122,186    1,882,881
Balance at beginning of
 period..................      190,362           0      1,882,881            0
                            ----------    --------     ----------   ----------
Balance at end of period.   $2,088,064    $190,362     $4,005,067   $1,882,881
                            ==========    ========     ==========   ==========

-------

(a) Commencement of operations.

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                            CHUBB SEPARATE ACCOUNT C

                               DECEMBER 31, 1996

NOTE A--ORGANIZATION OF ACCOUNT

  Chubb Separate Account C (the "Separate Account") is a separate account of Chubb Life Insurance Company of America ("Chubb Life"). The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by Chubb Life and is presently comprised of five investment divisions, each of which invests exclusively in the corresponding portfolio of the JPM Series Trust II (the "Trust"), formerly known as Chubb Series Trust, effective January 1, 1997, an open-end diversified Series Management Investment Company.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

  Valuation of Investment: Investments in shares of the Trust are valued at the net asset value per share which is calculated each day the New York Stock Exchange is open for trading.

  Investment Income: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

  Investment Transactions: Purchases and sales of shares of the Trust are recorded as of the trade date, the date the transaction is executed.

  Federal Income Taxes: The operations of the Separate Account are included in the federal income tax return of Chubb Life, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

  Expenses: A mortality and expense risk charge is accrued daily which will not exceed .65% of the average net asset value of each division of the Separate Account on an annual basis.

NOTE C--INVESTMENTS

  In determining the net realized gain or loss on sales of shares of the Trust, the cost of shares sold has been determined on an average cost basis. For federal income tax purposes, the cost of shares owned at December 31, 1996 is the same as for financial reporting purposes.

  Following is a summary of shares of each portfolio of the Trust owned by the respective divisions of the Separate Account and the related net asset values at December 31, 1996.

                                                                     NET ASSET
                                                                       VALUE
                                                             SHARES  PER SHARE
                                                             ------- ----------
JPM Treasury Money Market Portfolio.........................  32,943 $10.092941
JPM Bond Portfolio.......................................... 153,979  10.648320
JPM Equity Portfolio........................................ 282,739  13.679357
JPM Small Company Portfolio................................. 150,395  12.527895
JPM International Equity Portfolio.......................... 325,973  11.727980

                            CHUBB SEPARATE ACCOUNT C

                               DECEMBER 31, 1996
NOTE D--CONTRACTHOLDER TRANSACTIONS

                                                            FOR THE PERIOD
                                        YEAR ENDED     FROM JANUARY 3, 1995(A)
                                    DECEMBER 31, 1996    TO DECEMBER 31, 1995
                                    ------------------ ------------------------
                                     UNITS    AMOUNT     UNITS       AMOUNT
                                    ------- ---------- ------------------------
JPM Treasury Money Market Division
  Issuance of units................ 231,052 $2,480,672     56,145 $     578,342
  Redemptions of units............. 225,769  2,421,464     29,526       305,331
                                    ------- ---------- ---------- -------------
    Net Increase...................   5,283 $   59,208     26,619 $     273,011
                                    ======= ========== ========== =============
JPM Bond Division
  Issuance of units................ 170,414 $1,931,269     35,064 $     376,748
  Redemptions of units.............  55,202    629,940      4,994        54,606
                                    ------- ---------- ---------- -------------
    Net Increase................... 115,212 $1,301,329     30,070 $     322,142
                                    ======= ========== ========== =============
JPM Equity Division
  Issuance of units................ 182,200 $2,590,095    237,990 $   2,797,257
  Redemptions of units............. 145,517  2,044,287      8,623       106,098
                                    ------- ---------- ---------- -------------
    Net Increase...................  36,683 $  545,808    229,367 $   2,691,159
                                    ======= ========== ========== =============
JPM Small Company Division
  Issuance of units................ 158,843 $2,217,721     17,337 $     201,457
  Redemptions of units.............  42,603    620,244      2,932        35,635
                                    ------- ---------- ---------- -------------
    Net Increase................... 116,240 $1,597,477     14,405 $     165,822
                                    ======= ========== ========== =============
JPM International Equity Division
  Issuance of units................ 251,694 $2,918,223    175,045 $   1,819,776
  Redemptions of units............. 101,276  1,180,990      6,533        67,150
                                    ------- ---------- ---------- -------------
    Net Increase................... 150,418 $1,737,233    168,512 $   1,752,626
                                    ======= ========== ========== =============

NOTE E--SUBSEQUENT EVENT

  The Company's Parent, The Chubb Corporation, entered into a definitive agreement, dated February 23, 1997, to sell the Company to Jefferson-Pilot Corporation for $875,000,000 in cash, subject to various closing adjustments and other customary conditions. The sale is subject to regulatory approvals and is exported to be completed by the end of the second quarter of 1997.

(a) Commencement of operations.

                                  APPENDIX A

                     ILLUSTRATIONS OF ACCUMULATION VALUES
                        CASH VALUES AND DEATH BENEFITS

  Following are a series of tables that illustrate how the accumulation values, cash values and death benefits of a policy change with the investment performance of the Trust. The tables show how the accumulation values, cash values and death benefits of a Policy issued to an insured(s) of a given age(s) and given premium would vary over time if the return on the assets held in each Portfolio of the Trust were a constant gross annual rate of 0%, 6%, and 12%. The tables on pages A-2 through A-7 illustrate a Chubb Heritage I Policy issued to a male, age 35, under a standard rate non-smoker underwriting risk classification. The tables on pages A-8 through A-13 illustrate a Chubb Heritage II Policy issued to a male, age 40, under a standard rate non-smoker underwriting risk classification and a female, age 35, under a standard rate non-smoker underwriting risk classification. The accumulation values, cash values and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

  The amount of the accumulation value exceeds the cash value during the first five policy years due to the surrender charge. For policy years six and after, the accumulation value and cash value are equal, since the surrender charge has been reduced to zero.

  The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the accumulation values and the fourth and seventh columns illustrate the cash values of the Policy over the designated period. The accumulation values shown in the third column and the cash values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates and assume a monthly deduction adjustment which varies based on the Specified Amount of the Policy. The current cost of insurance rates, which may be modified at any time, are based on the sex, issue age, policy year, and rating class of the Insured(s). The accumulation values shown in the sixth column and the cash values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The fifth and eighth columns illustrate the death benefit of a Policy over the designated period. The illustrations of death benefits reflect the same assumptions as the accumulation values and cash values. The death benefit values also vary between tables, depending upon whether Option I or Option II death benefits are illustrated.

  The amounts shown for the death benefit, accumulation values, and cash values reflect the fact that the net investment return of the Divisions of Separate Account C is lower than the gross rates of return on the assets in the Trust, as a result of expenses paid by the Trust and charges levied against the Divisions of Separate Account C.

  The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .42% of the aggregate average daily net assets of the Portfolios of the Trust plus an assumed charge of .53% of the aggregate average daily net assets to cover expenses incurred by the Trust. The .42% investment advisory fee is an average of the individual investment advisory fees of the five Portfolios. See the attached Prospectus for the Trust for a description of the assumption of expenses of the Trust in excess of specified annual rates averaging .95%. The policy values also take into account a daily charge to each Division of Separate Account C for assuming mortality and expense risks which is equivalent to a charge at an annual rate of .65% of the average net assets of the Divisions of Separate Account C. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.60%, 4.40%, and 10.40%, respectively.

  The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes other than the DAC tax. However, if, in the future, any additional charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the accumulation values, cash values and death benefits illustrated.

  The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account C, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

  Upon request, Chubb Life will provide, without charge, a comparable illustration based upon the proposed insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing policyowners may request illustrations based on existing cash value at the time of request. Chubb Life has reserved the right to charge an administrative fee of up to $25 for such illustrations.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:   12% (10.40% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS          ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------    ----------------------------------
  OF   AT 5% INTEREST ACCUMULATION    CASH       DEATH       ACCUMULATION    CASH      DEATH
 YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFITS(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ ---------- -----------    ------------ ---------- ----------
  1         12,600         11,886      11,286  1,000,000          10,595       9,995  1,000,000
  2         25,830         24,931      24,451  1,000,000          22,230      21,750  1,000,000
  3         39,721         39,200      38,840  1,000,000          34,985      34,625  1,000,000
  4         54,308         54,863      54,623  1,000,000          48,974      48,734  1,000,000
  5         69,623         72,090      71,970  1,000,000          64,309      64,189  1,000,000
  6         85,704         91,047      91,047  1,000,000          81,131      81,131  1,000,000
  7        102,589        111,912     111,912  1,000,000          99,573      99,573  1,000,000
  8        120,319        134,878     134,848  1,000,000         119,815     119,815  1,000,000
  9        138,935        160,171     160,171  1,000,000         142,031     142,031  1,000,000
 10        158,481        188,065     188,065  1,000,000         166,452     166,452  1,000,000
 11        179,006        218,853     218,853  1,000,000         193,319     193,319  1,000,000
 12        200,556        252,813     252,813  1,000,000         222,898     222,898  1,000,000
 13        223,184        290,290     290,290  1,000,000         255,486     255,486  1,000,000
 14        246,943        331,653     331,653  1,000,000         291,420     291,420  1,000,000
 15        271,890        377,326     377,326  1,000,000         331,062     331,062  1,000,000
 16        298,084        427,795     427,795  1,000,000         374,838     374,838  1,000,000
 17        325,589        483,568     483,568  1,000,000         423,197     423,197  1,000,000
 18        354,468        545,229     545,229  1,000,000         476,656     476,656  1,000,000
 19        384,791        613,459     613,459  1,006,072(3)      535,811     535,811  1,000,000
 20        416,631        688,889     688,889  1,081,556(3)      601,337     601,337  1,000,000
 25        601,361      1,200,062   1,200,062  1,608,084(3)    1,047,628   1,047,628  1,403,821(3)
 30        837,129      2,032,952   2,032,952  2,480,201(3)    1,770,761   1,770,761  2,160,328(3)
 35      1,138,036      3,383,683   3,383,683  3,925,073(3)    2,933,181   2,933,181  3,402,491(3)
 40      1,522,077      5,582,333   5,582,333  5,973,097(3)    4,812,992   4,812,992  5,149,902(3)
 45      2,012,222      9,194,185   9,194,185  9,653,894(3)    7,892,220   7,892,220  8,286,831(3)
 50      2,637,785     14,991,743  14,991,743 15,741,330(3)   12,769,449  12,769,449 13,407,921(3)
 55      3,436,179     24,151,501  24,151,501 25,359,076(3)   20,314,120  20,314,120 21,329,826(3)
 60      4,455,155     39,077,612  39,077,612 39,468,388(3)   32,567,955  32,567,955 32,893,635(3)
 65      5,755,655     64,623,297  64,623,297 64,623,297(3)   53,870,652  53,870,652 53,870,652(3)

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:   12% (10.40% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS          ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------    ----------------------------------
  OF   AT 5% INTEREST ACCUMULATION    CASH       DEATH       ACCUMULATION    CASH      DEATH
 YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFITS(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ ---------- -----------    ------------ ---------- ----------
  1         12,600         11,886      11,286  1,000,000          10,595       9,995  1,000,000
  2         25,830         24,931      24,451  1,000,000          22,230      21,750  1,000,000
  3         39,721         39,200      38,840  1,000,000          34,985      34,625  1,000,000
  4         54,308         54,863      54,623  1,000,000          48,974      48,734  1,000,000
  5         69,623         72,090      71,970  1,000,000          64,309      64,189  1,000,000
  6         85,704         91,047      91,047  1,000,000          81,131      81,131  1,000,000
  7        102,589        111,912     111,912  1,000,000          99,573      99,573  1,000,000
  8        120,319        134,878     134,848  1,000,000         119,815     119,815  1,000,000
  9        138,935        160,171     160,171  1,000,000         142,031     142,031  1,000,000
 10        158,481        188,065     188,065  1,000,000         166,452     166,452  1,000,000
 11        179,006        218,853     218,853  1,000,000         193,319     193,319  1,000,000
 12        200,556        252,813     252,813  1,000,000         222,898     222,898  1,000,000
 13        223,184        290,290     290,290  1,000,000         255,486     255,486  1,000,000
 14        246,943        331,653     331,653  1,000,000         291,420     291,420  1,000,000
 15        271,890        377,310     377,310  1,041,376(3)      331,062     331,062  1,000,000
 16        298,084        427,565     427,565  1,141,598(3)      374,838     374,838  1,000,816(3)
 17        325,589        482,782     482,782  1,250,405(3)      422,959     422,959  1,095,465(3)
 18        354,468        543,417     543,417  1,363,976(3)      475,553     475,553  1,193,637(3)
 19        384,791        610,002     610,002  1,482,305(3)      533,006     533,006  1,295,206(3)
 20        416,631        683,057     683,057  1,612,014(3)      595,684     595,684  1,405,814(3)
 25        601,361      1,167,914   1,167,914  2,382,544(3)    1,003,906   1,003,906  2,047,968(3)
 30        837,129      1,924,182   1,924,182  3,425,044(3)    1,621,754   1,621,754  2,886,721(3)
 35      1,138,036      3,084,822   3,084,822  4,874,019(3)    2,535,247   2,535,247  4,005,691(3)
 40      1,522,077      4,836,767   4,836,767  6,868,209(3)    3,853,594   3,853,594  5,472,104(3)
 45      2,012,222      7,436,738   7,436,738  9,742,127(3)    5,694,652   5,694,652  7,459,995(3)
 50      2,637,785     11,242,932  11,242,932 13,716,377(3)    8,243,012   8,243,012 10,056,475(3)
 55      3,436,179     16,770,292  16,770,292 19,453,539(3)   11,716,244  11,716,244 13,590,842(3)
 60      4,455,155     24,842,026  24,842,026 27,574,649(3)   16,568,904  16,568,904 18,391,484(3)
 65      5,755,655     38,057,808  38,057,808 39,580,120(3)   23,377,751  23,377,751 24,312,861(3)

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETRUN:     6% (4.40% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS          ASSUMING CURRENT COSTS             ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   ----------------------------------   ---------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH       DEATH      ACCUMULATION   CASH      DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFITS(2)     VALUE(2)   VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ --------- -----------   ------------ --------- ----------
  1         12,600        11,228      10,628  1,000,000         9,976       9,376 1,000,000
  2         25,830        22,876      22,396  1,000,000        20,329      19,849 1,000,000
  3         39,721        34,905      34,545  1,000,000        31,048      30,688 1,000,000
  4         54,308        47,374      47,134  1,000,000        42,142      41,902 1,000,000
  5         69,623        60,326      60,206  1,000,000        53,613      53,493 1,000,000
  6         85,704        73,783      73,783  1,000,000        65,470      65,470 1,000,000
  7        102,589        87,761      87,761  1,000,000        77,708      77,708 1,000,000
  8        120,319       102,277     102,277  1,000,000        90,349      90,349 1,000,000
  9        138,935       117,358     117,358  1,000,000       103,388     103,388 1,000,000
 10        158,481       133,016     133,016  1,000,000       116,850     116,850 1,000,000
 11        179,006       149,290     149,290  1,000,000       130,726     130,726 1,000,000
 12        200,556       166,187     166,187  1,000,000       145,024     145,024 1,000,000
 13        223,184       183,741     183,741  1,000,000       159,769     159,769 1,000,000
 14        246,943       201,963     201,963  1,000,000       174,984     174,984 1,000,000
 15        271,890       220,876     220,876  1,000,000       190,668     190,668 1,000,000
 16        298,084       240,523     240,523  1,000,000       206,840     206,840 1,000,000
 17        325,589       260,901     260,901  1,000,000       223,481     223,481 1,000,000
 18        354,468       282,022     282,022  1,000,000       240,576     240,576 1,000,000
 19        384,791       303,927     303,927  1,000,000       258,120     258,120 1,000,000
 20        416,631       326,630     326,630  1,000,000       276,090     276,090 1,000,000
 25        601,361       453,154     453,154  1,000,000       372,351     372,351 1,000,000
 30        837,129       604,525     604,525  1,000,000       479,062     479,062 1,000,000
 35      1,138,036       790,823     790,823  1,000,000       595,811     595,811 1,000,000
 40      1,522,077     1,033,445   1,033,445  1,105,786(3)    728,262     728,262 1,000,000
 45      2,012,222     1,339,393   1,339,393  1,406,362(3)    900,696     900,696 1,000,000
 50      2,637,785     1,705,848   1,705,848  1,791,140(3)  1,154,733   1,154,733 1,212,470(3)
 55      3,436,179     2,133,960   2,133,960  2,240,658(3)  1,445,649   1,445,649 1,517,931(3)
 60      4,455,155     2,668,795   2,668,795  2,695,483(3)  1,810,926   1,810,926 1,829,035(3)
 65      5,755,655     3,397,172   3,397,172  3,397,172(3)  2,325,369   2,325,369 2,325,369(3)

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:     6% (4.40% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS          ASSUMING CURRENT COSTS             ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   ----------------------------------   ---------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH       DEATH      ACCUMULATION   CASH      DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFITS(2)     VALUE(2)   VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ --------- -----------   ------------ --------- ----------
  1         12,600        11,228      10,628  1,000,000         9,976       9,376 1,000,000
  2         25,830        22,876      22,396  1,000,000        20,329      19,849 1,000,000
  3         39,721        34,905      34,545  1,000,000        31,048      30,688 1,000,000
  4         54,308        47,374      47,134  1,000,000        42,142      41,902 1,000,000
  5         69,623        60,326      60,206  1,000,000        53,613      53,493 1,000,000
  6         85,704        73,783      73,783  1,000,000        65,470      65,470 1,000,000
  7        102,589        87,761      87,761  1,000,000        77,708      77,708 1,000,000
  8        120,319       102,277     102,277  1,000,000        90,349      90,349 1,000,000
  9        138,935       117,358     117,358  1,000,000       103,388     103,388 1,000,000
 10        158,481       133,016     133,016  1,000,000       116,850     116,850 1,000,000
 11        179,006       149,290     149,290  1,000,000       130,726     130,726 1,000,000
 12        200,556       166,187     166,187  1,000,000       145,024     145,024 1,000,000
 13        223,184       183,741     183,741  1,000,000       159,769     159,769 1,000,000
 14        246,943       201,963     201,963  1,000,000       174,984     174,984 1,000,000
 15        271,890       220,876     220,876  1,000,000       190,668     190,668 1,000,000
 16        298,084       240,523     240,523  1,000,000       206,840     206,840 1,000,000
 17        325,589       260,901     260,901  1,000,000       223,481     223,481 1,000,000
 18        354,468       282,022     282,022  1,000,000       240,576     240,576 1,000,000
 19        384,791       303,927     303,927  1,000,000       258,120     258,120 1,000,000
 20        416,631       326,630     326,630  1,000,000       276,090     276,090 1,000,000
 25        601,361       453,154     453,154  1,000,000       372,351     372,351 1,000,000
 30        837,129       603,535     603,535  1,074,293(3)    479,062     479,062 1,000,000
 35      1,138,036       775,420     775,420  1,225,163(3)    595,811     595,811 1,000,000
 40      1,522,077       966,192     966,192  1,371,993(3)    726,955     726,955 1,032,276(3)
 45      2,012,222     1,172,600   1,172,600  1,536,106(3)    860,826     860,826 1,127,683(3)
 50      2,637,785     1,391,676   1,391,676  1,697,845(3)    992,220     992,220 1,210,508(3)
 55      3,436,179     1,622,394   1,622,394  1,881,977(3)  1,117,595   1,117,595 1,296,411(3)
 60      4,455,155     1,871,353   1,871,353  2,077,201(3)  1,247,560   1,247,560 1,384,792(3)
 65      5,755,655     2,224,610   2,224,610  2,313,594(3)  1,384,379   1,384,379 1,439,754(3)

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:    0% (-1.60% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   --------------------------------- --------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
 ----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1         12,600       10,571      9,971   1,000,000      9,358      8,758  1,000,000
  2         25,830       20,901     20,421   1,000,000     18,505     18,025  1,000,000
  3         39,721       30,936     30,576   1,000,000     27,416     27,056  1,000,000
  4         54,308       40,723     40,483   1,000,000     36,086     35,846  1,000,000
  5         69,623       50,286     50,166   1,000,000     44,503     44,383  1,000,000
  6         85,704       59,629     59,629   1,000,000     52,662     52,662  1,000,000
  7        102,589       68,749     68,749   1,000,000     60,543     60,543  1,000,000
  8        120,319       77,641     77,641   1,000,000     68,151     68,151  1,000,000
  9        138,935       86,310     86,310   1,000,000     75,465     75,465  1,000,000
 10        158,481       94,744     94,744   1,000,000     82,493     82,493  1,000,000
 11        179,006      102,956    102,956   1,000,000     89,206     89,206  1,000,000
 12        200,556      110,909    110,909   1,000,000     95,591     95,591  1,000,000
 13        223,184      118,599    118,599   1,000,000    101,641    101,641  1,000,000
 14        246,943      126,007    126,007   1,000,000    107,344    107,344  1,000,000
 15        271,890      133,124    133,124   1,000,000    112,673    112,673  1,000,000
 16        298,084      139,955    139,955   1,000,000    117,618    117,618  1,000,000
 17        325,589      146,464    146,464   1,000,000    122,128    122,128  1,000,000
 18        354,468      152,620    152,620   1,000,000    126,150    126,150  1,000,000
 19        384,791      158,423    158,423   1,000,000    129,642    129,642  1,000,000
 20        416,631      163,832    163,832   1,000,000    132,536    132,536  1,000,000
 25        601,361      183,783    183,783   1,000,000    136,228    136,228  1,000,000
 30        837,129      186,196    186,196   1,000,000    113,994    113,994  1,000,000
 35      1,138,036      159,528    159,528   1,000,000     44,415     44,415  1,000,000
 40      1,522,077       80,997     80,997   1,000,000          0          0          0
 45              0            0          0           0          0          0          0
 50              0            0          0           0          0          0          0
 55              0            0          0           0          0          0          0
 60              0            0          0           0          0          0          0
 65              0            0          0           0          0          0          0

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:    0% (-1.60% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   --------------------------------- --------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
 ----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1         12,600       10,571      9,971   1,000,000      9,358      8,758  1,000,000
  2         25,830       20,901     20,421   1,000,000     18,505     18,025  1,000,000
  3         39,721       30,936     30,576   1,000,000     27,416     27,056  1,000,000
  4         54,308       40,723     40,483   1,000,000     36,086     35,846  1,000,000
  5         69,623       50,286     50,166   1,000,000     44,503     44,383  1,000,000
  6         85,704       59,629     59,629   1,000,000     52,662     52,662  1,000,000
  7        102,589       68,749     68,749   1,000,000     60,543     60,543  1,000,000
  8        120,319       77,641     77,641   1,000,000     68,151     68,151  1,000,000
  9        138,935       86,310     86,310   1,000,000     75,465     75,465  1,000,000
 10        158,481       94,744     94,744   1,000,000     82,493     82,493  1,000,000
 11        179,006      102,956    102,956   1,000,000     89,206     89,206  1,000,000
 12        200,556      110,909    110,909   1,000,000     95,591     95,591  1,000,000
 13        223,184      118,599    118,599   1,000,000    101,641    101,641  1,000,000
 14        246,943      126,007    126,007   1,000,000    107,344    107,344  1,000,000
 15        271,890      133,124    133,124   1,000,000    112,673    112,673  1,000,000
 16        298,084      139,955    139,955   1,000,000    117,618    117,618  1,000,000
 17        325,589      146,464    146,464   1,000,000    122,128    122,128  1,000,000
 18        354,468      152,620    152,620   1,000,000    126,150    126,150  1,000,000
 19        384,791      158,423    158,423   1,000,000    129,642    129,642  1,000,000
 20        416,631      163,832    163,832   1,000,000    132,536    132,536  1,000,000
 25        601,361      183,783    183,783   1,000,000    136,228    136,228  1,000,000
 30        837,129      186,196    186,196   1,000,000    113,994    113,994  1,000,000
 35      1,138,036      159,528    159,528   1,000,000     44,415     44,415  1,000,000
 40      1,522,077       80,997     80,997   1,000,000          0          0          0
 45              0            0          0           0          0          0          0
 50              0            0          0           0          0          0          0
 55              0            0          0           0          0          0          0
 60              0            0          0           0          0          0          0
 65              0            0          0           0          0          0          0

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:   12% (10.40% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

          PREMIUMS          ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   -----------------------------------    ----------------------------------
  OF   AT 5% INTEREST ACCUMULATION    CASH       DEATH       ACCUMULATION    CASH      DEATH
 YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFITS(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ ---------- -----------    ------------ ---------- ----------
  1         12,600         11,880      11,280  1,011,880          10,576       9,976  1,010,576
  2         25,830         24,912      24,432  1,024,912          22,168      21,688  1,022,168
  3         39,721         39,152      38,792  1,039,152          34,849      34,489  1,034,849
  4         54,308         54,768      54,528  1,054,768          48,723      48,483  1,048,723
  5         69,623         71,923      71,803  1,071,923          63,894      63,774  1,063,894
  6         85,704         90,779      90,779  1,090,779          80,484      80,484  1,080,484
  7        102,589        111,501     111,501  1,111,501          98,610      98,610  1,098,610
  8        120,319        134,273     134,273  1,134,273         118,432     118,432  1,118,432
  9        138,935        159,308     159,308  1,159,308         140,096     140,096  1,140,096
 10        158,481        186,858     186,858  1,186,858         163,798     163,798  1,163,798
 11        179,006        217,202     217,202  1,217,202         189,741     189,741  1,189,741
 12        200,556        250,581     250,581  1,250,581         218,139     218,139  1,218,139
 13        223,184        287,306     287,306  1,287,306         249,231     249,231  1,249,231
 14        246,943        327,699     327,699  1,327,699         283,280     283,280  1,283,280
 15        271,890        372,125     372,125  1,372,125         320,557     320,557  1,320,557
 16        298,084        421,011     421,011  1,421,011         361,381     361,381  1,361,381
 17        325,589        474,766     474,766  1,474,766         406,054     406,054  1,406,054
 18        354,468        533,849     533,849  1,533,849         454,910     454,910  1,454,910
 19        384,791        598,815     598,815  1,598,815         508,325     508,325  1,508,325
 20        416,631        670,221     670,221  1,670,221         566,689     566,689  1,566,689
 25        601,361      1,148,245   1,148,245  2,148,245         950,191     950,191  1,950,191
 30        837,129      1,911,224   1,911,224  2,911,224       1,545,436   1,545,436  2,545,436
 35      1,138,036      3,126,295   3,126,295  4,126,295       2,462,859   2,462,859  3,462,859
 40      1,522,077      5,059,400   5,059,400  6,059,400       3,870,559   3,870,559  4,870,559
 45      2,012,222      8,136,917   8,136,917  9,136,917       6,017,191   6,017,191  7,017,191
 50      2,637,785     13,042,062  13,042,062 14,042,062       9,307,098   9,307,098 10,307,098
 55      3,436,179     20,888,665  20,888,665 21,933,098(3)   14,359,916  14,359,916 15,359,916
 60      4,455,155     33,510,513  33,510,513 34,510,513      22,256,727  22,256,727 23,256,727
 65      5,755,655     54,068,415  54,068,415 55,068,415      33,665,063  33,665,063 34,665,063

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:   12% (10.40% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

         PREMIUMS           ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
END     ACCUMULATED   -----------------------------------    ----------------------------------
 OF   AT 5% INTEREST  ACCUMULATION    CASH       DEATH       ACCUMULATION    CASH      DEATH
YEAR     PER YEAR       VALUE(2)    VALUE(2)  BENEFITS(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
----  --------------- ------------ ---------- -----------    ------------ ---------- ----------
  1         12,600         11,880      11,280  1,011,880          10,576       9,976  1,010,576
  2         25,830         24,912      24,432  1,024,912          22,168      21,688  1,022,168
  3         39,721         39,152      38,792  1,039,152          34,849      34,489  1,034,849
  4         54,308         54,768      54,528  1,054,768          48,723      48,483  1,048,723
  5         69,623         71,923      71,803  1,071,923          63,894      63,774  1,063,894
  6         85,704         90,779      90,779  1,090,779          80,484      80,484  1,080,484
  7        102,589        111,501     111,501  1,111,501          98,610      98,610  1,098,610
  8        120,319        134,273     134,273  1,134,273         118,432     118,432  1,118,432
  9        138,935        159,308     159,308  1,159,308         140,096     140,096  1,140,096
 10        158,481        186,858     186,858  1,186,858         163,798     163,798  1,163,798
 11        179,006        217,202     217,202  1,217,202         189,741     189,741  1,189,741
 12        200,556        250,581     250,581  1,250,581         218,139     218,139  1,218,139
 13        223,184        287,306     287,306  1,287,306         249,231     249,231  1,249,231
 14        246,943        327,699     327,699  1,327,699         283,280     283,280  1,283,280
 15        271,890        372,125     372,125  1,372,125         320,557     320,557  1,320,557
 16        298,084        421,011     421,011  1,421,011         361,381     361,381  1,361,381
 17        325,589        474,766     474,766  1,474,766         406,054     406,054  1,406,054
 18        354,468        533,849     533,849  1,533,849         454,910     454,910  1,454,910
 19        384,791        598,815     598,815  1,598,815         508,325     508,325  1,508,325
 20        416,631        670,221     670,221  1,670,221         566,689     566,689  1,566,689
 25        601,361      1,146,578   1,146,578  2,339,020(3)      950,191     950,191  1,950,191
 30        837,129      1,890,363   1,890,363  3,364,847(3)    1,538,356   1,538,356  2,738,273(3)
 35      1,138,036      3,031,876   3,031,876  4,790,364(3)    2,408,523   2,408,523  3,805,466(3)
 40      1,522,077      4,754,982   4,754,982  6,752,075(3)    3,664,477   3,664,477  5,203,557(3)
 45      2,012,222      7,312,192   7,312,192  9,578,972(3)    5,418,579   5,418,579  7,098,338(3)
 50      2,637,785     11,055,822  11,055,822 13,488,103(3)    7,846,713   7,846,713  9,572,990(3)
 55      3,436,179     16,492,359  16,492,359 19,131,136(3)   11,156,222  11,156,222 12,941,217(3)
 60      4,455,155     24,431,476  24,431,476 27,118,939(3)   15,780,170  15,780,170 17,515,988(3)
 65      5,755,655     37,430,034  37,430,034 38,927,236(3)   22,115,986  22,115,986 23,115,986

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:     6% (4.40% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

         PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
END    ACCUMULATED   --------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1        12,600       11,223     10,623   1,011,223      9,958      9,358  1,009,958
  2        25,830       22,859     22,379   1,022,859     20,273     19,793  1,020,273
  3        39,721       34,863     34,503   1,034,863     30,929     30,569  1,030,929
  4        54,308       47,294     57,054   1,047,294     41,932     41,692  1,041,932
  5        69,623       60,190     60,070   1,060,190     53,276     53,156  1,053,276
  6        85,704       73,572     73,572   1,073,572     64,967     64,967  1,064,967
  7       102,589       87,451     87,451   1,087,451     76,988     76,988  1,076,988
  8       120,319      101,839    101,839   1,101,839     89,355     89,355  1,089,355
  9       138,935      116,758    116,758   1,116,758    102,051    102,051  1,102,051
 10       158,481      132,211    132,211   1,132,211    115,093    115,093  1,115,093
 11       179,006      148,232    148,232   1,148,232    128,453    128,453  1,128,453
 12       200,556      164,814    164,814   1,164,814    142,126    142,126  1,142,126
 13       223,184      181,977    181,977   1,181,977    156,115    156,115  1,156,115
 14       246,943      199,719    199,719   1,199,719    170,425    170,425  1,170,425
 15       271,890      218,044    218,044   1,218,044    185,029    185,029  1,185,029
 16       298,084      236,979    236,979   1,236,979    199,922    199,922  1,199,922
 17       325,589      256,491    256,491   1,256,491    215,044    215,044  1,215,044
 18       354,468      276,556    276,556   1,276,556    230,336    230,336  1,230,336
 19       384,791      297,188    297,188   1,297,188    245,743    245,743  1,245,743
 20       416,631      318,351    318,351   1,318,351    261,179    261,179  1,261,179
 25       601,361      431,110    431,110   1,431,110    336,198    336,198  1,336,198
 30       837,129      548,655    548,655   1,548,655    396,456    396,456  1,396,456
 35     1,138,036      655,770    655,770   1,655,770    414,041    414,041  1,414,041
 40     1,522,077      724,166    724,166   1,724,166    340,766    340,766  1,340,766
 45     2,012,222      705,886    705,886   1,705,886     90,318     90,318  1,090,318
 50     2,637,785      519,665    519,665   1,519,665          0          0          0
 55     3,436,179       44,135     44,135   1,044,135          0          0          0
 60             0            0          0           0          0          0          0
 65             0            0          0           0          0          0          0

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:     6% (4.40% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

         PREMIUMS         ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFIT(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ---------- ------------ -------- ----------
  1        12,600       11,223     10,623  1,011,223      9,958      9,358  1,009,958
  2        25,830       22,859     22,379  1,022,859     20,273     19,793  1,020,273
  3        39,721       34,863     34,503  1,034,863     30,929     30,569  1,030,929
  4        54,308       47,294     47,054  1,047,294     41,932     41,692  1,041,932
  5        69,623       60,190     60,070  1,060,190     53,276     53,156  1,053,276
  6        85,704       73,572     73,572  1,073,572     64,967     64,967  1,064,967
  7       102,589       87,451     87,451  1,087,451     76,988     76,988  1,076,988
  8       120,319      101,839    101,839  1,101,839     89,355     89,355  1,089,355
  9       138,935      116,758    116,758  1,116,758    102,051    102,051  1,102,051
 10       158,481      132,211    132,211  1,132,211    115,093    115,093  1,115,093
 11       179,006      148,232    148,232  1,148,232    128,453    128,453  1,128,453
 12       200,556      164,814    164,814  1,164,814    142,126    142,126  1,142,126
 13       223,184      181,977    181,977  1,181,977    156,115    156,115  1,156,115
 14       246,943      199,719    199,719  1,199,719    170,425    170,425  1,170,425
 15       271,890      218,044    218,044  1,218,044    185,029    185,029  1,185,029
 16       298,084      236,979    236,979  1,236,979    199,922    199,922  1,199,922
 17       325,589      256,491    256,491  1,256,491    215,044    215,044  1,215,044
 18       354,468      276,556    276,556  1,276,556    230,336    230,336  1,230,336
 19       384,791      297,188    297,188  1,297,188    245,743    245,743  1,245,743
 20       416,631      318,351    318,351  1,318,351    261,179    261,179  1,261,179
 25       601,361      431,110    431,110  1,431,110    336,198    336,198  1,336,198
 30       837,129      548,655    548,655  1,548,655    396,456    396,456  1,396,456
 35     1,138,036      655,770    655,770  1,655,770    414,041    414,041  1,414,041
 40     1,522,077      724,166    724,166  1,724,166    340,766    340,766  1,340,766
 45     2,012,222      705,886    705,886  1,705,886     90,318     90,318  1,090,318
 50     2,637,785      519,665    519,665  1,519,665          0          0          0
 55     3,436,179       44,135     44,135  1,044,135          0          0          0
 60             0            0          0          0          0          0          0
 65             0            0          0          0          0          0          0

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:    0% (-1.60% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

         PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
END    ACCUMULATED   --------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1        12,600       10,566      9,966   1,010,566      9,341      8,741  1,009,341
  2        25,830       20,885     20,405   1,020,885     18,454     17,974  1,018,454
  3        39,721       30,899     30,539   1,030,899     27,312     26,952  1,027,312
  4        54,308       40,655     40,415   1,040,655     35,910     35,670  1,035,910
  5        69,623       50,176     50,056   1,050,176     44,232     44,112  1,044,232
  6        85,704       59,465     59,465   1,059,465     52,273     52,273  1,052,273
  7       102,589       68,517     68,517   1,068,517     60,008     60,008  1,060,008
  8       120,319       77,326     77,326   1,077,326     67,441     67,441  1,067,441
  9       138,935       85,894     85,894   1,085,894     74,548     74,548  1,074,548
 10       158,481       94,207     94,207   1,094,207     81,333     81,333  1,081,333
 11       179,006      102,279    102,279   1,102,279     87,764     87,764  1,087,764
 12       200,556      110,063    110,063   1,110,063     93,824     93,824  1,093,824
 13       223,184      117,555    117,555   1,117,555     99,502     99,502  1,099,502
 14       246,943      124,729    124,729   1,124,729    104,782    104,782  1,104,782
 15       271,890      131,572    131,572   1,131,572    109,632    109,632  1,109,632
 16       298,084      138,088    138,088   1,138,088    114,039    114,039  1,114,039
 17       325,589      144,226    144,226   1,144,226    117,942    117,942  1,117,942
 18       354,468      149,950    149,950   1,149,950    121,278    121,278  1,121,278
 19       384,791      155,254    155,254   1,155,254    123,998    123,998  1,123,998
 20       416,631      160,087    160,087   1,160,087    126,022    126,022  1,126,022
 25       601,361      175,634    175,634   1,175,634    123,687    123,687  1,123,687
 30       837,129      169,737    169,737   1,169,737     92,440     92,440  1,092,440
 35     1,138,036      129,633    129,633   1,129,633     13,565     13,565  1,013,565
 40     1,522,077       35,673     35,673   1,035,673          0          0          0
 45             0            0          0           0          0          0          0
 50             0            0          0           0          0          0          0
 55             0            0          0           0          0          0          0
 60             0            0          0           0          0          0          0
 65             0            0          0           0          0          0          0

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

       CHUBB HERITAGE I FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 35          ANNUAL RATE OF RETURN:    0% (-1.60% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT
                                 ASSUMED ANNUAL PREMIUM (1):            $12,000

         PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
END    ACCUMULATED   --------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1        12,600       10,566      9,966   1,010,566      9,341      8,741  1,009,341
  2        25,830       20,885     20,405   1,020,885     18,454     17,974  1,018,454
  3        39,721       30,899     30,539   1,030,899     27,312     26,952  1,027,312
  4        54,308       40,655     40,415   1,040,655     35,910     35,670  1,035,910
  5        69,623       50,176     50,056   1,050,176     44,232     44,112  1,044,232
  6        85,704       59,465     59,465   1,059,465     52,273     52,273  1,052,273
  7       102,589       68,517     68,517   1,068,517     60,008     60,008  1,060,008
  8       120,319       77,326     77,326   1,077,326     67,441     67,441  1,067,441
  9       138,935       85,894     85,894   1,085,894     74,548     74,548  1,074,548
 10       158,481       94,207     94,207   1,094,207     81,333     81,333  1,081,333
 11       179,006      102,279    102,279   1,102,279     87,764     87,764  1,087,764
 12       200,556      110,063    110,063   1,110,063     93,824     93,824  1,093,824
 13       223,184      117,555    117,555   1,117,555     99,502     99,502  1,099,502
 14       246,943      124,729    124,729   1,124,729    104,782    104,782  1,104,782
 15       271,890      131,572    131,572   1,131,572    109,632    109,632  1,109,632
 16       298,084      138,088    138,088   1,138,088    114,039    114,039  1,114,039
 17       325,589      144,226    144,226   1,144,226    117,942    117,942  1,117,942
 18       354,468      149,950    149,950   1,149,950    121,278    121,278  1,121,278
 19       384,791      155,254    155,254   1,155,254    123,998    123,998  1,123,998
 20       416,631      160,087    160,087   1,160,087    126,022    126,022  1,126,022
 25       601,361      175,634    175,634   1,175,634    123,687    123,687  1,123,687
 30       837,129      169,737    169,737   1,169,737     92,440     92,440  1,092,440
 35     1,138,036      129,633    129,633   1,129,633     13,565     13,565  1,013,565
 40     1,522,077       35,673     35,673   1,035,673          0          0          0
 45             0            0          0           0          0          0          0
 50             0            0          0           0          0          0          0
 55             0            0          0           0          0          0          0
 60             0            0          0           0          0          0          0
 65             0            0          0           0          0          0          0

-------
(1) Assumes a $12,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                   CHUBB HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:   12% (10.40% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS          ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -----------------------------------    ----------------------------------
 OF   AT 5% INTEREST ACCUMULATION    CASH       DEATH       ACCUMULATION    CASH      DEATH
YEAR     PER YEAR       VALUE      VALUE(2)  BENEFITS(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
----  -------------- ------------ ---------- -----------    ------------ ---------- ----------
  1        16,800         16,469      15,669  2,000,000          16,465      15,665  2,000,000
  2        34,400         34,643      34,003  2,000,000          34,626      33,986  2,000,000
  3        52,962         54,700      54,220  2,000,000          54,657      54,177  2,000,000
  4        72,410         76,834      76,514  2,000,000          76,749      76,429  2,000,000
  5        92,831        101,258     101,098  2,000,000         101,112     100,952  2,000,000
  6       114,272        128,209     128,209  2,000,000         127,978     127,978  2,000,000
  7       136,786        157,946     157,946  2,000,000         157,600     157,600  2,000,000
  8       160,425        190,760     190,760  2,000,000         190,261     190,261  2,000,000
  9       185,246        227,018     227,018  2,000,000         226,321     226,321  2,000,000
 10       211,309        267,079     267,079  2,000,000         266,133     266,133  2,000,000
 11       238,674        311,344     311,344  2,000,000         310,087     310,087  2,000,000
 12       267,408        360,252     360,252  2,000,000         358,610     358,610  2,000,000
 13       297,578        414,288     414,288  2,000,000         412,176     412,176  2,000,000
 14       329,257        473,991     473,991  2,000,000         471,307     471,307  2,000,000
 15       362,520        539,953     539,953  2,000,000         536,582     536,582  2,000,000
 16       397,446        612,832     612,832  2,000,000         608,640     608,640  2,000,000
 17       434,118        693,355     693,355  2,000,000         688,189     688,189  2,000,000
 18       472,624        782,328     782,328  2,000,000         776,019     776,019  2,000,000
 19       513,055        880,642     880,642  2,000,000         873,004     873,004  2,000,000
 20       555,508        989,288     989,288  2,000,000         980,120     980,120  2,000,000
 25       801,815      1,730,426   1,730,426  2,318,771(3)    1,710,410   1,710,410  2,291,949(3)
 30     1,116,173      2,950,957   2,950,957  3,600,167(3)    2,909,217   2,909,217  3,549,245(3)
 35     1,517,381      4,953,791   4,953,791  5,746,398(3)    4,862,276   4,862,276  5,640,240(3)
 40     2,029,436      8,237,310   8,237,310  8,813,922(3)    8,041,506   8,041,506  8,604,411(3)
 45     2,682,963     13,627,980  13,627,980 14,309,379(3)   13,239,104  13,239,104 13,901,059(3)
 50     3,517,046     22,340,730  22,340,730 23,457,766(3)   21,521,053  21,521,053 22,597,105(3)
 55     4,581,572     36,208,307  36,208,307 38,018,722(3)   34,396,691  34,396,691 36,116,525(3)
 60     5,940,206     58,830,352  58,830,352 59,418,655(3)   55,184,137  55,184,137 55,735,979(3)
 65     7,674,207     97,276,069  97,276,069 97,276,069(3)   91,253,256  91,253,256 91,253,256(3)

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

    CHUBB HERITAGE II JOINT AND LAST SURVIVORFLEXIBLE PREMIUM VARIABLE LIFE
                               INSURANCE POLICY

DEATH BENEFIT OPTION I;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:   12% (10.40% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS          ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -----------------------------------    ----------------------------------
 OF   AT 5% INTEREST ACCUMULATION    CASH       DEATH       ACCUMULATION    CASH      DEATH
YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFITS(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
----  -------------- ------------ ---------- -----------    ------------ ---------- ----------
  1        16,800         16,469      15,669  2,000,000          16,465      15,665  2,000,000
  2        34,400         34,643      34,003  2,000,000          34,626      33,986  2,000,000
  3        52,962         54,700      54,220  2,000,000          54,657      54,177  2,000,000
  4        72,410         76,834      76,514  2,000,000          76,749      76,429  2,000,000
  5        92,831        101,258     101,098  2,000,000         101,112     100,952  2,000,000
  6       114,272        128,209     128,209  2,000,000         127,978     127,978  2,000,000
  7       136,786        157,946     157,946  2,000,000         157,600     157,600  2,000,000
  8       160,425        190,760     190,760  2,000,000         190,261     190,261  2,000,000
  9       185,246        227,018     227,018  2,000,000         226,321     226,321  2,000,000
 10       211,309        267,079     267,079  2,000,000         266,133     266,133  2,000,000
 11       238,674        311,344     311,344  2,000,000         310,087     310,087  2,000,000
 12       267,408        360,252     360,252  2,000,000         358,610     358,610  2,000,000
 13       297,578        414,288     414,288  2,000,000         412,176     412,176  2,000,000
 14       329,257        473,991     473,991  2,000,000         471,307     471,307  2,000,000
 15       362,520        539,953     539,953  2,000,000         536,582     536,582  2,000,000
 16       397,446        612,828     612,828  2,089,745(3)      608,634     608,634  2,075,441(3)
 17       434,118        693,304     693,304  2,274,038(3)      688,086     688,086  2,256,922(3)
 18       472,624        782,147     782,147  2,471,585(3)      775,635     775,635  2,451,007(3)
 19       513,055        880,204     880,204  2,684,622(3)      872,056     872,056  2,659,769(3)
 20       555,508        988,412     988,412  2,896,048(3)      978,209     978,209  2,866,153(3)
 25       801,815      1,721,034   1,721,034  4,199,323(3)    1,689,859   1,689,859  4,123,255(3)
 30     1,116,173      2,908,061   2,908,061  5,961,524(3)    2,817,166   2,817,166  5,775,190(3)
 35     1,517,381      4,805,031   4,805,031  8,408,804(3)    4,552,858   4,552,858  7,967,502(3)
 40     2,029,436      7,780,471   7,780,471 11,826,316(3)    7,137,450   7,137,450 10,848,924(3)
 45     2,682,963     12,316,737  12,316,737 16,750,763(3)   10,813,142  10,813,142 14,705,873(3)
 50     3,517,046     19,017,552  19,017,552 23,771,940(3)   15,863,525  15,863,525 19,829,407(3)
 55     4,581,572     28,828,828  28,828,828 33,729,729(3)   22,713,082  22,713,082 26,574,306(3)
 60     5,940,206     43,544,889  43,544,889 48,334,827(3)   32,126,761  32,126,761 35,660,705(3)
 65     7,674,207     67,577,307  67,577,307 70,280,399(3)   45,168,488  45,168,488 46,975,228(3)

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

   CHUBB HERITAGE II JOINT AND LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE
                               INSURANCE POLICY

DEATH BENEFIT OPTION I;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:     6% (4.40% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS          ASSUMING CURRENT COSTS             ASSUMING GUARANTEED COSTS
END    ACCUMULATED   ----------------------------------   ---------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH       DEATH      ACCUMULATION   CASH      DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFITS(2)     VALUE(2)   VALUE(2)  BENEFIT(2)
----  -------------- ------------ --------- -----------   ------------ --------- ----------
  1        16,800        15,574      14,774  2,000,000        15,570      14,770 2,000,000
  2        34,400        31,826      31,186  2,000,000        31,809      31,169 2,000,000
  3        52,962        48,785      48,305  2,000,000        48,745      48,265 2,000,000
  4        72,410        66,482      66,162  2,000,000        66,404      66,084 2,000,000
  5        92,831        84,947      84,787  2,000,000        84,814      84,654 2,000,000
  6       114,272       104,210     104,210  2,000,000       104,002     104,002 2,000,000
  7       136,786       124,305     124,305  2,000,000       123,998     123,998 2,000,000
  8       160,425       145,266     145,266  2,000,000       144,830     144,830 2,000,000
  9       185,246       167,127     167,127  2,000,000       166,528     166,528 2,000,000
 10       211,309       189,941     189,941  2,000,000       189,137     189,137 2,000,000
 11       238,674       213,765     213,765  2,000,000       212,709     212,709 2,000,000
 12       267,408       238,639     238,639  2,000,000       237,276     237,276 2,000,000
 13       297,578       264,606     264,606  2,000,000       262,869     262,869 2,000,000
 14       329,257       291,709     291,709  2,000,000       289,519     289,519 2,000,000
 15       362,520       319,991     319,991  2,000,000       317,258     317,258 2,000,000
 16       397,446       349,496     349,496  2,000,000       346,111     346,111 2,000,000
 17       434,118       380,269     380,269  2,000,000       376,107     376,107 2,000,000
 18       472,624       412,357     412,357  2,000,000       407,272     407,272 2,000,000
 19       513,055       445,805     445,805  2,000,000       439,627     439,627 2,000,000
 20       555,508       480,660     480,660  2,000,000       473,194     473,194 2,000,000
 25       801,815       677,743     677,743  2,000,000       659,827     659,827 2,000,000
 30     1,116,173       917,270     917,270  2,000,000       878,241     878,241 2,000,000
 35     1,517,381     1,205,336   1,205,336  2,000,000     1,125,477   1,125,477 2,000,000
 40     2,029,436     1,553,246   1,553,246  2,000,000     1,401,799   1,401,799 2,000,000
 45     2,682,963     1,994,847   1,994,847  2,094,590(3)  1,727,469   1,727,469 2,000,000
 50     3,517,046     2,545,818   2,545,818  2,673,109(3)  2,180,716   2,180,716 2,289,752(3)
 55     4,581,572     3,195,155   3,195,155  3,354,913(3)  2,710,811   2,710,811 2,846,351(3)
 60     5,940,206     4,003,263   4,003,263  4,043,296(3)  3,366,353   3,366,353 3,400,017(3)
 65     7,674,207     5,085,578   5,085,578  5,085,578(3)  4,289,836   4,289,836 4,289,836(3)

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                   CHUBB HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:     6% (4.40% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

          PREMIUMS          ASSUMING CURRENT COSTS             ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   ----------------------------------   ---------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH       DEATH      ACCUMULATION   CASH      DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFITS(2)     VALUE(2)   VALUE(2)  BENEFIT(2)
 ----  -------------- ------------ --------- -----------   ------------ --------- ----------
  1         16,800        15,574      14,774  2,000,000        15,570      14,770 2,000,000
  2         34,400        31,826      31,186  2,000,000        31,809      31,169 2,000,000
  3         52,962        48,785      48,305  2,000,000        48,745      48,265 2,000,000
  4         72,410        66,482      66,162  2,000,000        66,404      66,084 2,000,000
  5         92,831        84,947      84,787  2,000,000        84,814      84,654 2,000,000
  6        114,272       104,210     104,210  2,000,000       104,002     104,002 2,000,000
  7        136,786       124,305     124,305  2,000,000       123,998     123,998 2,000,000
  8        160,425       145,266     145,266  2,000,000       144,830     144,830 2,000,000
  9        185,246       167,127     167,127  2,000,000       166,528     166,528 2,000,000
 10        211,309       189,941     189,941  2,000,000       189,137     189,137 2,000,000
 11        238,674       213,765     213,765  2,000,000       212,709     212,709 2,000,000
 12        267,408       238,639     238,639  2,000,000       237,276     237,276 2,000,000
 13        297,578       264,606     264,606  2,000,000       262,869     262,869 2,000,000
 14        329,257       291,709     291,709  2,000,000       289,519     289,519 2,000,000
 15        362,520       319,991     319,991  2,000,000       317,258     317,258 2,000,000
 16        397,446       349,496     349,496  2,000,000       346,111     346,111 2,000,000
 17        434,118       380,269     380,269  2,000,000       376,107     376,107 2,000,000
 18        472,624       412,357     412,357  2,000,000       407,272     407,272 2,000,000
 19        513,055       445,805     445,805  2,000,000       439,627     439,627 2,000,000
 20        555,508       480,660     480,660  2,000,000       473,194     473,194 2,000,000
 25        801,815       677,743     677,743  2,000,000       659,827     659,827 2,000,000
 30      1,116,173       917,270     917,270  2,000,000       878,241     878,241 2,000,000
 35      1,517,381     1,204,740   1,204,740  2,108,295(3)  1,125,477   1,125,477 2,000,000
 40      2,029,436     1,539,143   1,539,143  2,339,497(3)  1,396,323   1,396,323 2,122,411(3)
 45      2,682,963     1,909,714   1,909,714  2,597,211(3)  1,665,151   1,665,151 2,264,605(3)
 50      3,517,046     2,299,279   2,299,279  2,874,098(3)  1,914,593   1,914,593 2,393,241(3)
 55      4,581,572     2,707,126   2,707,126  3,167,337(3)  2,141,762   2,141,762 2,505,862(3)
 60      5,940,206     3,165,545   3,165,545  3,513,755(3)  2,361,150   2,361,150 2,620,876(3)
 65      7,674,207     3,791,568   3,791,568  3,943,231(3)  2,581,702   2,581,702 2,684,970(3)

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                   CHUBB HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:    0% (-1.60% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

          PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
 END    ACCUMULATED   --------------------------------- --------------------------------
  OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
 YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
 ----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1         16,800       14,678     13,878   2,000,000     14,675     13,875  2,000,000
  2         34,400       29,116     28,476   2,000,000     29,100     28,460  2,000,000
  3         52,962       43,314     42,834   2,000,000     43,276     42,796  2,000,000
  4         72,410       57,277     56,957   2,000,000     57,204     56,884  2,000,000
  5         92,831       71,006     70,846   2,000,000     70,885     70,725  2,000,000
  6        114,272       84,501     84,501   2,000,000     84,315     84,315  2,000,000
  7        136,786       97,765     97,765   2,000,000     97,493     97,493  2,000,000
  8        160,425      110,798    110,798   2,000,000    110,417    110,417  2,000,000
  9        185,246      123,601    123,601   2,000,000    123,084    123,084  2,000,000
 10        211,309      136,173    136,173   2,000,000    135,488    135,488  2,000,000
 11        238,674      148,515    148,515   2,000,000    147,625    147,625  2,000,000
 12        267,408      160,623    160,623   2,000,000    159,486    159,486  2,000,000
 13        297,578      172,501    172,501   2,000,000    171,064    171,064  2,000,000
 14        329,257      184,157    184,157   2,000,000    182,358    182,358  2,000,000
 15        362,520      195,584    195,584   2,000,000    193,352    193,352  2,000,000
 16        397,446      206,774    206,774   2,000,000    204,023    204,023  2,000,000
 17        434,118      217,715    217,715   2,000,000    214,345    214,345  2,000,000
 18        472,624      228,399    228,399   2,000,000    224,292    224,292  2,000,000
 19        513,055      238,809    238,809   2,000,000    233,824    233,824  2,000,000
 20        555,508      248,927    248,927   2,000,000    242,903    242,903  2,000,000
 25        801,815      294,312    294,312   2,000,000    279,587    279,587  2,000,000
 30      1,116,173      327,034    327,034   2,000,000    293,094    293,094  2,000,000
 35      1,517,381      335,245    335,245   2,000,000    257,334    257,334  2,000,000
 40      2,029,436      292,343    292,343   2,000,000    115,553    115,553  2,000,000
 45      2,682,963      130,054    130,054   2,000,000          0          0          0
 50              0            0          0           0          0          0          0
 55              0            0          0           0          0          0          0
 60              0            0          0           0          0          0          0
 65              0            0          0           0          0          0          0

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

   CHUBB HERITAGE II JOINT AND LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE LIFE
                               INSURANCE POLICY

DEATH BENEFIT OPTION I;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:    0% (-1.60% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
END    ACCUMULATED   --------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1        16,800       14,678     13,878   2,000,000     14,675     13,875  2,000,000
  2        34,400       29,116     28,476   2,000,000     29,100     28,460  2,000,000
  3        52,962       43,314     42,834   2,000,000     43,276     42,796  2,000,000
  4        72,410       57,277     56,957   2,000,000     57,204     56,884  2,000,000
  5        92,831       71,006     70,846   2,000,000     70,885     70,725  2,000,000
  6       114,272       84,501     84,501   2,000,000     84,315     84,315  2,000,000
  7       136,786       97,765     97,765   2,000,000     97,493     97,493  2,000,000
  8       160,425      110,798    110,798   2,000,000    110,417    110,417  2,000,000
  9       185,246      123,601    123,601   2,000,000    123,084    123,084  2,000,000
 10       211,309      136,173    136,173   2,000,000    135,488    135,488  2,000,000
 11       238,674      148,515    148,515   2,000,000    147,625    147,625  2,000,000
 12       267,408      160,623    160,623   2,000,000    159,486    159,486  2,000,000
 13       297,578      172,501    172,501   2,000,000    171,064    171,064  2,000,000
 14       329,257      184,157    184,157   2,000,000    182,358    182,358  2,000,000
 15       362,520      195,584    195,584   2,000,000    193,352    193,352  2,000,000
 16       397,446      206,774    206,774   2,000,000    204,023    204,023  2,000,000
 17       434,118      217,715    217,715   2,000,000    214,345    214,345  2,000,000
 18       472,624      228,399    228,399   2,000,000    224,292    224,292  2,000,000
 19       513,055      238,809    238,809   2,000,000    233,824    233,824  2,000,000
 20       555,508      248,927    248,927   2,000,000    242,903    242,903  2,000,000
 25       801,815      294,312    294,312   2,000,000    279,587    279,587  2,000,000
 30     1,116,173      327,034    327,034   2,000,000    293,094    293,094  2,000,000
 35     1,517,381      335,245    335,245   2,000,000    257,334    257,334  2,000,000
 40     2,029,436      292,343    292,343   2,000,000    115,553    115,553  2,000,000
 45     2,682,963      130,054    130,054   2,000,000          0          0          0
 50             0            0          0           0          0          0          0
 55             0            0          0           0          0          0          0
 60             0            0          0           0          0          0          0
 65             0            0          0           0          0          0          0

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                   CHUBB HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:   12% (10.40% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS          ASSUMING CURRENT COSTS            ASSUMING GUARANTEED COSTS
END    ACCUMULATED   ----------------------------------- ----------------------------------
 OF   AT 5% INTEREST ACCUMULATION    CASH       DEATH    ACCUMULATION    CASH      DEATH
YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFITS(2)   VALUE(2)    VALUE(2)  BENEFIT(2)
----  -------------- ------------ ---------- ----------- ------------ ---------- ----------
  1        16,800         16,469      15,669  2,016,469       16,465      15,665  2,016,465
  2        34,400         34,643      34,003  2,034,643       34,625      33,985  2,034,625
  3        52,962         54,700      54,220  2,054,700       54,655      54,175  2,054,655
  4        72,410         76,832      76,512  2,076,832       76,745      76,425  2,076,745
  5        92,831        101,254     101,094  2,101,254      101,103     100,943  2,101,103
  6       114,272        128,201     128,201  2,128,201      127,960     127,960  2,127,960
  7       136,786        157,933     157,933  2,157,933      157,567     157,567  2,157,567
  8       160,425        190,736     190,736  2,190,736      190,204     190,204  2,190,204
  9       185,246        226,978     226,978  2,226,978      226,229     226,229  2,226,229
 10       211,309        267,017     267,017  2,267,017      265,987     265,987  2,265,987
 11       238,674        311,248     311,248  2,311,248      309,861     309,861  2,309,861
 12       267,408        360,106     360,106  2,360,106      358,270     358,270  2,358,270
 13       297,578        414,072     414,072  2,414,072      411,674     411,674  2,411,674
 14       329,257        473,676     473,676  2,473,676      470,576     470,576  2,470,576
 15       362,520        539,500     539,500  2,539,500      535,531     535,531  2,535,531
 16       397,446        612,186     612,186  2,612,186      607,145     607,145  2,607,145
 17       434,118        692,442     692,442  2,692,442      686,084     686,084  2,686,084
 18       472,624        781,049     781,049  2,781,049      773,077     773,077  2,773,077
 19       513,055        878,862     878,862  2,878,862      868,921     868,921  2,868,921
 20       555,508        986,827     986,827  2,986,827      974,491     974,491  2,974,491
 25       801,815      1,719,233   1,719,233  3,719,233    1,685,170   1,685,170  3,685,170
 30     1,116,173      2,914,160   2,914,160  4,914,160    2,827,322   2,827,322  4,827,322
 35     1,517,381      4,852,961   4,852,961  6,852,961    4,641,162   4,641,162  6,641,162
 40     2,029,436      7,978,376   7,978,376  9,978,376    7,487,794   7,487,794  9,487,794
 45     2,682,963     12,972,531  12,972,531 14,972,531   11,889,102  11,889,102 13,889,102
 50     3,517,046     20,892,352  20,892,352 22,892,352   18,643,560  18,643,560 20,643,560
 55     4,581,572     33,474,364  33,474,364 35,474,364   29,013,332  29,013,332 31,013,332
 60     5,940,206     53,668,533  53,668,533 55,668,533   45,022,236  45,022,236 47,022,236
 65     7,674,207     86,427,333  86,427,333 88,427,333   68,017,463  68,017,463 70,017,463

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                   CHUBB HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:   12% (10.40% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS          ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
END    ACCUMULATED   -----------------------------------    ----------------------------------
 OF   AT 5% INTEREST ACCUMULATION    CASH       DEATH       ACCUMULATION    CASH      DEATH
YEAR     PER YEAR      VALUE(2)    VALUE(2)  BENEFITS(2)      VALUE(2)    VALUE(2)  BENEFIT(2)
----  -------------- ------------ ---------- -----------    ------------ ---------- ----------
  1        16,800         16,469      15,669  2,016,469          16,465      15,665  2,016,465
  2        34,400         34,643      34,003  2,034,643          34,625      33,985  2,034,625
  3        52,962         54,700      54,220  2,054,700          54,655      54,175  2,054,655
  4        72,410         76,832      76,512  2,076,832          76,745      76,425  2,076,745
  5        92,831        101,254     101,094  2,101,254         101,103     100,943  2,101,103
  6       114,272        128,201     128,201  2,128,201         127,960     127,960  2,127,960
  7       136,786        157,933     157,933  2,157,933         157,567     157,567  2,157,567
  8       160,425        190,736     190,736  2,190,736         190,204     190,204  2,190,204
  9       185,246        226,978     226,978  2,226,978         226,229     226,229  2,226,229
 10       211,309        267,017     267,017  2,267,017         265,987     265,987  2,265,987
 11       238,674        311,248     311,248  2,311,248         309,861     309,861  2,309,861
 12       267,408        360,106     360,106  2,360,106         358,270     358,270  2,358,270
 13       297,578        414,072     414,072  2,414,072         411,674     411,674  2,411,674
 14       329,257        473,676     473,676  2,473,676         470,576     470,576  2,470,576
 15       362,520        539,500     539,500  2,539,500         535,531     535,531  2,535,531
 16       397,446        612,186     612,186  2,612,186         607,145     607,145  2,607,145
 17       434,118        692,442     692,442  2,692,442         686,084     686,084  2,686,084
 18       472,624        781,049     781,049  2,781,049         773,077     773,077  2,773,077
 19       513,055        878,862     878,862  2,878,862         868,921     868,921  2,868,921
 20       555,508        986,827     986,827  2,986,827         974,491     974,491  2,974,491
 25       801,815      1,718,338   1,718,338  4,192,746(3)    1,683,516   1,683,516  4,107,778(3)
 30     1,116,173      2,903,661   2,903,661  5,952,506(3)    2,806,961   2,806,961  5,754,270(3)
 35     1,517,381      4,797,912   4,797,912  8,396,346(3)    4,536,719   4,536,719  7,939,258(3)
 40     2,029,436      7,769,088   7,769,088 11,809,014(3)    7,112,488   7,112,488 10,810,981(3)
 45     2,682,963     12,298,859  12,298,859 16,726,449(3)   10,775,654  10,775,654 14,654,889(3)
 50     3,517,046     18,990,086  18,990,086 23,737,608(3)   15,808,847  15,808,847 19,761,059(3)
 55     4,581,572     28,787,330  28,787,330 33,681,176(3)   22,635,110  22,635,110 26,483,078(3)
 60     5,940,206     43,482,343  43,482,343 48,265,401(3)   32,016,783  32,016,783 35,538,629(3)
 65     7,674,207     67,480,381  67,480,381 70,179,596(3)   44,735,584  44,735,584 46,735,584

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                   CHUBB HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:     6% (4.40% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS          ASSUMING CURRENT COSTS           ASSUMING GUARANTEED COSTS
END    ACCUMULATED   ---------------------------------- ---------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH       DEATH    ACCUMULATION   CASH      DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFITS(2)   VALUE(2)   VALUE(2)  BENEFIT(2)
----  -------------- ------------ --------- ----------- ------------ --------- ----------
  1        16,800        15,574      14,774  2,015,574      15,570      14,770 2,015,570
  2        34,400        31,826      31,186  2,031,826      31,809      31,169 2,031,809
  3        52,962        48,785      48,305  2,048,785      48,743      48,263 2,048,743
  4        72,410        66,481      66,161  2,066,481      66,400      66,080 2,066,400
  5        92,831        84,943      84,783  2,084,943      84,806      84,646 2,084,806
  6       114,272       104,204     104,204  2,104,204     103,988     103,988 2,103,988
  7       136,786       124,294     124,294  2,124,294     123,973     123,973 2,123,973
  8       160,425       145,248     145,248  2,145,248     144,789     144,789 2,144,789
  9       185,246       167,099     167,099  2,167,099     166,463     166,463 2,166,463
 10       211,309       189,898     189,898  2,189,898     189,037     189,037 2,189,037
 11       238,674       213,701     213,701  2,213,701     212,561     212,561 2,212,561
 12       267,408       238,547     238,547  2,238,547     237,061     237,061 2,237,061
 13       297,578       264,475     264,475  2,264,475     262,564     262,564 2,262,564
 14       329,257       291,525     291,525  2,291,525     289,092     289,092 2,289,092
 15       362,520       319,736     319,736  2,319,736     316,667     316,667 2,316,667
 16       397,446       349,147     349,147  2,349,147     345,304     345,304 2,345,304
 17       434,118       379,795     379,795  2,379,795     375,015     375,015 2,375,015
 18       472,624       411,719     411,719  2,411,719     405,808     405,808 2,405,808
 19       513,055       444,953     444,953  2,444,953     437,678     437,678 2,437,678
 20       555,508       479,529     479,529  2,479,529     470,618     470,618 2,470,618
 25       801,815       673,476     673,476  2,673,476     650,334     650,334 2,650,334
 30     1,116,173       902,708     902,708  2,902,708     846,950     846,950 2,846,950
 35     1,517,381     1,158,266   1,158,266  3,158,266   1,028,513   1,028,513 3,028,513
 40     2,029,436     1,409,274   1,409,274  3,409,274   1,123,184   1,123,184 3,123,184
 45     2,682,963     1,572,562   1,572,562  3,572,562     973,827     973,827 2,973,827
 50     3,517,046     1,479,164   1,479,164  3,479,164     322,779     322,779 2,322,779
 55     4,581,572       900,701     900,701  2,900,701           0           0         0
 60             0             0           0          0           0           0         0
 65             0             0           0          0           0           0         0

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                   CHUBB HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:     6% (4.40% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS          ASSUMING CURRENT COSTS           ASSUMING GUARANTEED COSTS
END    ACCUMULATED   ---------------------------------- ---------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH       DEATH    ACCUMULATION   CASH      DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2)  BENEFITS(2)   VALUE(2)   VALUE(2)  BENEFIT(2)
----  -------------- ------------ --------- ----------- ------------ --------- ----------
  1        16,800        15,574      14,774  2,015,574      15,570      14,770 2,015,570
  2        34,400        31,826      31,186  2,031,826      31,809      31,169 2,031,809
  3        52,962        48,785      48,305  2,048,785      48,743      48,263 2,048,743
  4        72,410        66,481      66,161  2,066,481      66,400      66,080 2,066,400
  5        92,831        84,943      84,783  2,084,943      84,806      84,646 2,084,806
  6       114,272       104,204     104,204  2,104,204     103,988     103,988 2,103,988
  7       136,786       124,294     124,294  2,124,294     123,973     123,973 2,123,973
  8       160,425       145,248     145,248  2,145,248     144,789     144,789 2,144,789
  9       185,246       167,099     167,099  2,167,099     166,463     166,463 2,166,463
 10       211,309       189,898     189,898  2,189,898     189,037     189,037 2,189,037
 11       238,674       213,701     213,701  2,213,701     212,561     212,561 2,212,561
 12       267,408       238,547     238,547  2,238,547     237,061     237,061 2,237,061
 13       297,578       264,475     264,475  2,264,475     262,564     262,564 2,262,564
 14       329,257       291,525     291,525  2,291,525     289,092     289,092 2,289,092
 15       362,520       319,736     319,736  2,319,736     316,667     316,667 2,316,667
 16       397,446       349,147     349,147  2,349,147     345,304     345,304 2,345,304
 17       434,118       379,795     379,795  2,379,795     375,015     375,015 2,375,015
 18       472,624       411,719     411,719  2,411,719     405,808     405,808 2,405,808
 19       513,055       444,953     444,953  2,444,953     437,678     437,678 2,437,678
 20       555,508       479,529     479,529  2,479,529     470,618     470,618 2,470,618
 25       801,815       673,476     673,476  2,673,476     650,334     650,334 2,650,334
 30     1,116,173       902,708     902,708  2,902,708     846,950     846,950 2,846,950
 35     1,517,381     1,158,266   1,158,266  3,158,266   1,028,513   1,028,513 3,028,513
 40     2,029,436     1,409,274   1,409,274  3,409,274   1,123,184   1,123,184 3,123,184
 45     2,682,963     1,572,562   1,572,562  3,572,562     973,827     973,827 2,973,827
 50     3,517,046     1,479,164   1,479,164  3,479,164     322,779     322,779 2,322,779
 55     4,581,572       900,701     900,701  2,900,701           0           0         0
 60             0             0           0          0           0           0         0
 65             0             0           0          0           0           0         0

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                   CHUBB HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 GUIDELINE PREMIUM TEST           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:    0% (-1.60% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS         ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
END    ACCUMULATED   --------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH      DEATH    ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) BENEFITS(2)   VALUE(2)   VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- ----------- ------------ -------- ----------
  1        16,800       14,678     13,878   2,014,678     14,675     13,875  2,014,675
  2        34,400       29,116     28,476   2,029,116     29,099     28,459  2,029,099
  3        52,962       43,314     42,834   2,043,314     43,275     42,795  2,043,275
  4        72,410       57,276     56,956   2,057,276     57,201     56,881  2,057,201
  5        92,831       71,003     70,843   2,071,003     70,878     70,718  2,070,878
  6       114,272       84,497     84,497   2,084,497     84,304     84,304  2,084,304
  7       136,786       97,757     97,757   2,097,757     97,474     97,474  2,097,474
  8       160,425      110,785    110,785   2,110,785    110,387    110,387  2,110,387
  9       185,246      123,581    123,581   2,123,581    123,037    123,037  2,123,037
 10       211,309      136,144    136,144   2,136,144    135,420    135,420  2,135,420
 11       238,674      148,473    148,473   2,148,473    147,528    147,528  2,147,528
 12       267,408      160,565    160,565   2,160,565    159,350    159,350  2,159,350
 13       297,578      172,421    172,421   2,172,421    170,877    170,877  2,170,877
 14       329,257      184,049    184,049   2,184,049    182,106    182,106  2,182,106
 15       362,520      195,438    195,438   2,195,438    193,016    193,016  2,193,016
 16       397,446      206,581    206,581   2,206,581    203,580    203,580  2,203,580
 17       434,118      217,463    217,463   2,217,463    213,767    213,767  2,213,767
 18       472,624      228,072    228,072   2,228,072    223,544    223,544  2,223,544
 19       513,055      238,387    238,387   2,238,387    232,864    232,864  2,232,864
 20       555,508      248,387    248,387   2,248,387    241,680    241,680  2,241,680
 25       801,815      292,614    292,614   2,292,614    275,861    275,861  2,275,861
 30     1,116,173      322,244    322,244   2,322,244    283,159    283,159  2,283,159
 35     1,517,381      322,748    322,748   2,322,748    233,824    233,824  2,233,824
 40     2,029,436      263,350    263,350   2,263,350     72,335     72,335  2,072,335
 45     2,682,963       76,406     76,406   2,076,406          0          0          0
 50             0            0          0           0          0          0          0
 55             0            0          0           0          0          0          0
 60             0            0          0           0          0          0          0
 65             0            0          0           0          0          0          0

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                   CHUBB HERITAGE II JOINT AND LAST SURVIVOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II;
 CASH VALUE ACCUMULATION TEST     ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:    0% (-1.60% NET)
FEMALE NON-SMOKER ISSUE AGE 35   ASSUMED ANNUAL PREMIUM (1):            $16,000
$2,000,000 INITIAL SPECIFIED AMOUNT

         PREMIUMS        ASSUMING CURRENT COSTS         ASSUMING GUARANTEED COSTS
END    ACCUMULATED   ------------------------------- --------------------------------
 OF   AT 5% INTEREST ACCUMULATION   CASH     DEATH   ACCUMULATION   CASH     DEATH
YEAR     PER YEAR      VALUE(2)   VALUE(2) VALUE(2)  BENEFITS(2)  VALUE(2) BENEFIT(2)
----  -------------- ------------ -------- --------- ------------ -------- ----------
  1        16,800       14,678     13,878  2,014,678    14,675     13,875  2,014,675
  2        34,400       29,116     28,476  2,029,116    29,099     28,459  2,029,099
  3        52,962       43,314     42,834  2,043,314    43,275     42,795  2,043,275
  4        72,410       57,276     56,956  2,057,276    57,201     56,881  2,057,201
  5        92,831       71,003     70,843  2,071,003    70,878     70,718  2,070,878
  6       114,272       84,497     84,497  2,084,497    84,304     84,304  2,084,304
  7       136,786       97,757     97,757  2,097,757    97,474     97,474  2,097,474
  8       160,425      110,785    110,785  2,110,785   110,387    110,387  2,110,387
  9       185,246      123,581    123,581  2,123,581   123,037    123,037  2,123,037
 10       211,309      136,144    136,144  2,136,144   135,420    135,420  2,135,420
 11       238,674      148,473    148,473  2,148,473   147,528    147,528  2,147,528
 12       267,408      160,565    160,565  2,160,565   159,350    159,350  2,159,350
 13       297,578      172,421    172,421  2,172,421   170,877    170,877  2,170,877
 14       329,257      184,049    184,049  2,184,049   182,106    182,106  2,182,106
 15       362,520      195,438    195,438  2,195,438   193,016    193,016  2,193,016
 16       397,446      206,581    206,581  2,206,581   203,580    203,580  2,203,580
 17       434,118      217,463    217,463  2,217,463   213,767    213,767  2,213,767
 18       472,624      228,072    228,072  2,228,072   223,544    223,544  2,223,544
 19       513,055      238,387    238,387  2,238,387   232,864    232,864  2,232,864
 20       555,508      248,387    248,387  2,248,387   241,680    241,680  2,241,680
 25       801,815      292,614    292,614  2,292,614   275,861    275,861  2,275,861
 30     1,116,173      322,244    322,244  2,322,244   283,159    283,159  2,283,159
 35     1,517,381      322,748    322,748  2,322,748   233,824    233,824  2,233,824
 40     2,029,436      263,350    263,350  2,263,350    72,335     72,335  2,072,335
 45     2,682,963       76,406     76,406  2,076,406         0          0          0
 50             0            0          0          0         0          0          0
 55             0            0          0          0         0          0          0
 60             0            0          0          0         0          0          0
 65             0            0          0          0         0          0          0

-------
(1) Assumes a $16,000 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR CHUBB SERIES TRUST. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY CHUBB LIFE, SEPARATE ACCOUNT C, OR CHUBB SERIES TRUST THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Form 3-00474 Ed. 5/97
FOR USE IN ARKANSAS ONLY
Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997 CHUBB SEPARATE ACCOUNT C
OF
CHUBB LIFE INSURANCE COMPANY OF AMERICA
The section Postponement of Payments on
page 25 of the Prospectus is deleted and amended to read as follows:
Postponement of Payments. Payments of any amount upon surrender, withdrawal, policy loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New
York Stock Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of Policyowners; or
(iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of net assets in Separate Account C. If payment of any death benefit is delayed for over 30 days, after Chubb Life receives due proof of death, proceeds that are payable in one sum will be increased to include interest at a yearly rate of 8%.

Form 3-00480 Ed. 5/97
FOR USE IN MISSOURI ONLY
Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997 CHUBB SEPARATE ACCOUNT C
OF
CHUBB LIFE INSURANCE COMPANY OF AMERICA
The section Limitation on Right to Contest on page 25 of the Prospectus is deleted and amended to read as follows:
Limitation on Right to Contest. Chubb Life will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amount, after the Policy has been in force during the lifetime of each Insured for a period of two years from the date it is issued or the Policy Date, whichever is earlier. Any increase in the Specified Amount will not be contested after such increase has been in force during the lifetime of each Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.
The section Suicide on page 25 of the Prospectus is amended by adding the following:
Suicide is no defense to payment of life insurance benefits nor is suicide, while sane or insane, a defense to payment of the accidental death benefits, if any, under this Policy where the Policy is issued to a Missouri citizen unless Chubb Life can show that the Insured intended suicide when he applied for the policy, regardless of any language to the contrary in this Policy.

Form 3-00482 Ed. 5/97
FOR USE IN NORTH CAROLINA ONLY
Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997
CHUBB SEPARATE ACCOUNT C
OF
CHUBB LIFE INSURANCE COMPANY OF AMERICA
A new section Conversion is added to the Prospectus under "POLICY BENEFITS AND RIGHTS" on page 16, and reads as follows:
Conversion - During the first eighteen months while this Policy is in force, the Policyowner may convert this Policy to a substantially comparable plan of permanent fixed benefit insurance offered by Chubb Life, provided: (i) no required premium for this Policy is unpaid beyond the grace period; (ii)
Chubb Life is not waiving premiums under a waiver of premium rider, if any; (iii) written request for the conversion is received by Chubb Life prior to the end of the conversion period; and (iv) the Policyowner surrender this Policy to Chubb Life.
The new policy will be non-participating and issued: (i) using the same issue date as this Policy; (ii) using the same age at issue as this Policy; (iii) without proof of insurability; (iv) for an amount equal to or lesser than the initial Specified Amount of this Policy, but not less than the lowest amount that is issued by Chubb Life on the new policy as of the issue date; (v) using premium rates, which were in effect as of the issue date, for the same class ratings as this Policy; (vi) with such riders and incidental insurance benefits as are included with this policy if such riders and incidental insurance benefits are issued with the new policy; and (vii) subject to an equitable premium or cash value adjustment that takes appropriate account of the premiums and cash values under this Policy and the new policy.

Form 3-00486 Ed. 5/97
FOR USE IN COLORADO ONLY
Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997 CHUBB SEPARATE ACCOUNT C
OF
CHUBB LIFE INSURANCE COMPANY OF AMERICA
The first paragraph of the Section
Suicide
on page 25 of the Prospectus is deleted and replaced by the following:
Suicide.
The Policy does not cover the risk of suicide within one year from the date the Policy is issued or one year from the date of any increase in Specified Amount with respect to such increase, whether the Insured is sane or insane, unless otherwise specified by state law. In the event of suicide of any Insured within one year of the date the Policy is issued, the only liability of Chubb Life will be a refund of premiums paid, without interest, less any Policy Debt and less any withdrawal. In the event of suicide by any Insured within one year of an increase in Specified Amount, the only liability of Chubb Life with respect to the increase will be a refund of the cost of insurance for such increase.

Form 3-00488 Ed. 5/97
FOR USE IN WISCONSIN ONLY
Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997
CHUBB SEPARATE ACCOUNT C
OF
CHUBB LIFE INSURANCE COMPANY OF AMERICA
The Section
Limitation on Right to Contest
on page 25 of the Prospectus is deleted
and replaced by the following:
Limitation on Right to Contest.
With respect to each Insured, we cannot contest the validity of this policy, except for any increase in the Specified Amount, after this Policy has been in force during the lifetime of that Insured for two years from its Issue Date, except for the failure to pay premiums.
With respect to each Insured, we cannot contest the validity of any increase in the Specified Amount after the increase has been in force during the lifetime of such Insured for two years from the effective date of such increase, except for the failure to pay premiums. Any increase will be contestable, within the two year period, only with regard to statements concerning the increase.

Form 3-00485 Ed. 5/97
FOR USE IN RHODE ISLAND ONLY
Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997 CHUBB SEPARATE ACCOUNT C
OF
CHUBB LIFE INSURANCE COMPANY OF AMERICA
A Section
Automatic Premium Loan
is added to the Prospectus under "The Policies" on page 14 before the Section "The Policies-Reinstatement" and provides as follows:
Automatic Premium Loan.
If a premium becomes due and it is not paid at the end of the Grace Period, it will be paid by Chubb Life and charged as a policy loan. The full premium due will be paid if the available cash value less any debt is great enough.
If not enough is available, premium will be paid each day by loan. In this way, the policy will remain in force until the end of the day on which the total indebtedness first equals or exceeds the cash value.
This provision may be cancelled by written request received at the Home Office before the end of the Grace Period.
A loan made under this provision will be reversed on the Owner's written request. Such request must be received within two months of the due date of the premium paid by the loan. At that time the policy may be surrendered for cash.

Form 3-00483 Ed. 5/97
FOR USE IN SOUTH CAROLINA ONLY
Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997 CHUBB SEPARATE ACCOUNT C
OF
CHUBB LIFE INSURANCE COMPANY OF AMERICA
The section Limitation on Right to Contest on page 25 of the Prospectus is deleted and replaced by the following:
Limitation on Right to Contest. After two years from its Issue Date, this Policy shall be incontestable as to statements made in the application. If an increase in the Specified Amount becomes effective after the effective date, such increase will be incontestable as to statements made in the application for increase after two years from its effective date.

Form 3-00487 Ed. 5/97
FOR USE IN MASSACHUSETTS ONLY
Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997
CHUBB SEPARATE ACCOUNT C
OF
CHUBB LIFE INSURANCE COMPANY OF AMERICA
A paragraph is added to the end of the Section
Transfers
on page 12 of the Prospectus and reads as follows:
The shareholders of each Portfolio may change the investment policy of that Portfolio in accordance with regulations set by the Securities and Exchange Commission. If that occurs, the Policyowner may transfer 100% of the Policy's Accumulation
Value to the General Account without charge or may transfer
100% of the Accumulation Value of Separate Account C's Division relating to that underlying Portfolio subject to the transfer charges and limitations as explained above.
The sixth paragraph under the Section
Policy Loans
on page 23 of the Prospectus is deleted and replaced with the following:
If the total debt equals or exceeds the Cash Value at any time, a report indicating the minimum premium required to keep the Policy in force will be sent to the Policyowner. If the required premium is not received by the next monthly anniversary day this Policy will enter the Grace Period as described in the Policy Lapse section on page 13.

Form 3-00481 Ed. 5/97
FOR USE IN CONNECTICUT ONLY
Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997
CHUBB SEPARATE ACCOUNT C
OF
CHUBB LIFE INSURANCE COMPANY OF AMERICA
A new section Conversion is added to the Prospectus under "POLICY BENEFITS AND RIGHTS" on page 16, and reads as follows:
Conversion - During the first eighteen months while this Policy is in force, the Policyowner may convert this Policy to a policy of permanent, fixed benefit insurance offered by Chubb Life, provided: (i) no required premium for this Policy is unpaid beyond the grace period; (ii) Chubb Life is not waiving premiums under a waiver of premium rider, if any; (iii) written request for the conversion is received by Chubb Life prior to the end of the conversion period; and (iv) the Policyowner has surrendered this Policy to Chubb Life.
The new policy will be non-participating and issued: (i) using the same issue date as this Policy; (ii) using the same age at issue as this Policy; (iii) without proof of insurability; (iv) for an amount equal to or lesser than the Initial Specified Amount of this Policy, but not less than the lowest amount that is issued by Chubb Life on the new policy as of the issue date; (v) using premium rates, which were in effect as of the issue date, for the same class ratings as this Policy; (vi) with such riders and incidental insurance benefits as are included with this Policy if such riders and incidental insurance benefits are issued with the new policy. If the conversion results in an increase or decrease in Cash
Value, such increase or decrease will be payable to the Policyowner or Chubb Life as the case may be; and (vii) with any excess of accrued premium on this Policy, from the issue date to the date of request for conversion, applied as an advance premium over the corresponding accrued premium on the new policy, except that any portion of such excess which is less than a regular mode premium on the new policy may either be applied as an advance premium or refunded in cash at the Policyowner's option.

Form 3-00790 Ed. 5/97
FOR USE IN CALIFORNIA ONLY
Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997
CHUBB SEPARATE ACCOUNT C
OF
CHUBB LIFE INSURANCE COMPANY OF AMERICA
This supplement updates certain information contained in your Prospectus. Please read this supplement and keep it with your Prospectus for future reference.
The definition of Net Premium on page 3 of the Prospectus is hereby deleted and amended to read as follows:
Net Premium - The gross premium less a 2.35% state premium tax charge, a 1.25% Federal deferred acquisition cost tax charge and a 3% sales charge.
The section State Premium Tax Charge and Federal DAC Tax Charge on page 5 of the Prospectus is hereby deleted and amended to read as follows:
These charges are deducted from each premium payment, currently
2.35% for state premium taxes and 1.25% as a Federal deferred acquisition cost ("DAC") tax charge.
The first paragraph of the section Premium Charges on page 14 of the Prospectus is hereby deleted and amended to read as follows:
Upon receipt of each premium payment and before allocation of payment among the Divisions and the General Account, Chubb Life will deduct a state premium tax charge of 2.35% Chubb Life does not expect to profit from this charge.
FOR POLICYOWNERS AGE 60 AND OVER ONLY, the sections Is there a short-term cancellation right? on page 7 of the Prospectus and Policy "Free Look" on page 14 are hereby deleted and amended to read as follows:
The Policyowner has the limited right to return a Policy for cancellation and refund. Chubb Life will cancel the Policy if it is returned by mail or personal delivery to Chubb Life, or to the agent who sold the Policy, within 30 days after the delivery of the Policy to the Policyowner.
Chubb Life will return to the Policyowner, within seven days of the notice to return the Policy, the Accumulation
Value of the Policy, plus any amounts deducted as a premium charge, as of the day the Policy is returned. Prior to the Allocation Date the initial Net Premium will be held in Chubb Life's General Account.

Form 3-00479 Ed. 5/97
FOR USE IN IDAHO ONLY
Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997 CHUBB SEPARATE ACCOUNT C
OF
CHUBB LIFE INSURANCE COMPANY OF AMERICA
The section Reinstatement on page 14
of the Prospectus is deleted and replaced with the following:
Reinstatement. If the Policy lapses, the Policyowner may reinstate the Policy. The terms of the original contract will apply upon reinstatement. The Accumulation Value, before payment of the required reinstatement premium, will equal the Accumulation Value on the date of termination. The policy year on reinstatement will be measured from the Policy Date.
An application for reinstatement may be made any time within five years of lapse and before the Maturity
Date, but satisfactory proof of insurability of the Insured under Chubb Heritage I or the Insureds or surviving Insured under Chubb Heritage II and payment of a reinstatement premium is required. The reinstatement premium, after deduction of the state premium tax charge, the Federal DAC tax charge and the sales charge, must be sufficient to cover the monthly deduction for three policy months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, Chubb Life will require, at the election of the Policyowner, repayment or reinstatement of the loan with interest at a rate of 6% before permitting reinstatement of the Policy. The effective date will be the date of approval of the reinstatement application, which will be as of a Monthly Anniversary Date.
In the section Surrender Privileges on
page 22 of the Prospectus a paragraph is added after the second paragraph, which reads as follows:
If Chubb Life defers payment of a surrender value under the provision of this section, Chubb Life shall pay interest to the policyowner at the rate specified in Section 28-22-104(2), Idaho Code as established and in existence at the time of the surrender demand.

Form 3-00665 Ed. 5/97
FOR USE IN MONTANA ONLY
Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997
CHUBB SEPARATE ACCOUNT C
OF
CHUBB LIFE INSURANCE COMPANY OF AMERICA
The section Definitions on page 3
of the Prospectus is amended by deleting the definition of "Joint Equal Age" and replacing it with the following new definition:
Joint Equal Age - On Chubb Heritage II, this will be calculated pursuant to a formula which converts the specific age and underwriting classifications of the two Insured into one age. The Joint Equal Age is used in determining issue age limitations, minimum premiums and guaranteed death benefit premiums.
The section Cost of Insurance Charge on page 6 of the Prospectus is deleted and amended to read as follows:
Cost of Insurance Charge. This charge is calculated on each Monthly Anniversary Date and deducted from each Policy's Accumulation Value. The charge is based on the Issue Age, policy year, smoking status, rating class of the Insured(s), Specified Amount, Death Benefit option and applicable corridor percentage. Monthly cost of insurance rates will be determined by Chubb Life based upon its expectations as to future mortality experience.
Cost of insurance rates are guaranteed not to exceed or be increased above the maximum charge based upon the 1980 CSO-A
Smoker or Nonsmoker Mortality Table.
The section Payment of Premiums on page
11 of the Prospectus is amended by deleting the fourth sentence from the bottom and replacing it with the following new sentence:
This premium will usually be based upon the Policyowner's insurance needs and financial abilities, the current financial climate, the Specified Amount of the Policy, and the Insured's age and risk class, as discussed with the agent.
The second sentence in the section Guaranteed Death Benefit
Premiums on page 11 of the Prospectus is amended by deleting the second sentence and replacing it with the following new sentence:
This cumulative minimum premium is based on Issue Age, smoking status and underwriting class of the Insured(s) as well as the Specified Amount and Death Benefit Option.
The third paragraph of the Transfers section on page 12 of the Prospectus is amended by deleting the third sentence of that paragraph and replacing it with the following new sentence:
The minimum period will depend on the amount of the Accumulation Value, the Specified Amount, the Attained
Age, and rating class of the Insured at the time of transfer.
The second paragraph of the section Monthly Deduction on page 15 of the Prospectus is deleted and amended to read as follows:
The cost of insurance is determined on a monthly basis, and is determined separately for the initial Specified
Amount and each subsequent increase in the Specified
Amount. The monthly cost of insurance rate is based on the Issue Age, policy year, smoking status, rating class of the Insured(s), Specified Amount, Death Benefit
Option and applicable corridor percentage.
The fourth paragraph of the section Monthly Deduction on page 15 of the Prospectus is deleted and amended to read as follows:
The monthly cost of insurance rate will be determined by Chubb Life based upon expectations as to future mortality experience, but can never exceed the rates shown in the table of Monthly Guaranteed Cost of Insurance Rates set forth in the Policy. Such guaranteed maximum rates are based on the 1980 CSO-A Smoker or Non-smoker Mortality Table.
The section Misstatements on page 25 of the Prospectus is deleted and amended to read as follows:
Misstatements. If the age of an Insured has been misstated in an application, including a reinstatement application, Chubb Life will adjust the benefits payable to reflect the correct age.
The Guaranteed Death Benefit section on page 19 is amended by deleting the second sentence of that section and replacing it with the following new sentence:
The premium requirement is based on Issue Age, smoking status, underwriting class, Specified Amount and Death
Benefit Option.

Form 3-00478 Ed. 5/97
FOR USE IN NEBRASKA ONLY
Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997 CHUBB SEPARATE ACCOUNT C
OF
CHUBB LIFE INSURANCE COMPANY OF AMERICA
The section Limitation on Right to Contest on page 25 of the Prospectus is deleted and replaced by the following:
Limitation on Right to Contest. Chubb Life will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amount, after the Policy has been in force during the lifetime of each Insured for a period of two years from the Policy Date or effective date of reinstatement. Any increase in the Specified Amount will not be contested after such increase has been in force during the lifetime of each Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.
The section Suicide on page 25 is
deleted and replaced by the following:
Suicide. The Policy does not cover the risk of suicide within two years from the Policy Date or two years from the date of any increase in Specified Amount with respect to such increase, whether the Insured is sane or insane, unless otherwise specified by state law. In the event of suicide of any Insured within two years of the Policy Date, the only liability of Chubb Life will be a refund of premiums paid, without interest, less any Policy Debt and less any withdrawal. In the event of suicide by any Insured within two years of an increase in Specified Amount, the only liability of Chubb Life with respect to the increase will be a refund of the cost of insurance for such increase.

Form 3-00664 Ed. 5/97
FOR USE IN MARYLAND ONLY
Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997
CHUBB SEPARATE ACCOUNT C
OF
CHUBB LIFE INSURANCE COMPANY OF AMERICA
The section Policy "Free Look" on page 14 of the Prospectus is deleted and amended to read as follows:
Policy "Free Look". The Policyowner has a limited right to return a Policy for cancellation and a full refund of all premiums paid. Chubb Life will cancel the Policy if it is returned by mail or personal delivery to Chubb Life, or to the agent who sold the Policy, within, whichever is later, (i) 10 days after the Policyowner receives the Policy, (ii) 45 days of the date of the execution of the application for insurance or (iii) such longer period as may be required by the Securities and Exchange Commission. Chubb Life will return to the Policyowner within seven days all payments received on the Policy. Prior to the Allocation Date the initial Net Premium will be held in Chubb Life's General Account; Chubb Life will retain any interest earned if the "free look" right is exercised.
The section Exchange is added to the Prospectus under POLICY BENEFITS AND RIGHTS" on page 16 and reads as follows:
Exchange - During the first eighteen months while this Policy is in force, the Policyowner may exchange this Policy for a substantially comparable policy of permanent, fixed benefit insurance offered by Chubb Life, provided:
(1) no required premium for this Policy is unpaid beyond the grace period;
(2) written request for the exchange is received by Chubb
Life prior to the end of the exchange
period; and
(3) the Policyowner surrenders this Policy to Chubb Life.
The new policy will be non-participating and issued:
(1) using the same date of issue and age at issue as this Policy;
(2) for an amount equal to or lesser than the Initial Specified
Amount of this Policy, but not less
than the lowest amount that is issued by us on the new
Policy as of Issue Date;
(3) using premium rates, which were in effect as of the Issue Date, for the same class ratings as this Policy;
(4) with such riders and incidental insurance benefits as are included with this Policy if such riders and incidental insurance benefits are issued with the new policy;
(5) subject to an equitable premium or cash value adjustments that takes appropriate account of the premiums and cash values under this Policy and the new policy: and
(6) without proof of insurability.
The section (a) Guaranteed Death Benefit on page 19 of the Prospectus is deleted and amended to read as follows:
Guaranteed Continuation Benefit. The Policyowner may add a Guaranteed Continuation Benefit Rider to the Policy under which the death benefit is guaranteed to never be less than the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on issue age, sex, smoking status, underwriting class, Specified Amount and death benefit option.
If the Specified Amount is increased, an additional premium, based on attained age, will be required for such increase. There is a monthly charge for this rider. See "Optional Insurance Benefits."
The section Optional Insurance Benefits on page 19 of the Prospectus is amended by deleting the title (a) Guaranteed Death Benefit Rider and replacing it with the following title: (a) Guaranteed Continuation Benefit Rider.

Form 3-00700 Ed. 5/97
FOR USE IN TEXAS ONLY
Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997
CHUBB SEPARATE ACCOUNT C
OF
CHUBB LIFE INSURANCE COMPANY OF AMERICA
The first paragraph of the question and answer regarding
Policy Loans on page 7 of the Prospectus is deleted and amended to read as follows:
What is the loan provision and how does a loan affect the Death Benefit, Accumulation Value and Cash Value?
After the first policy anniversary, a Policyowner may borrow against the Cash Value of his or her Policy. The maximum loan amount is the Cash Value of the Policy on the date of the loan. Loan interest is payable at the end of each policy year and all Policy Debt outstanding will be deducted from proceeds payable at the Insured's death for Chubb Heritage
I and at the death of the last surviving Insured for Chubb
Heritage II, upon maturity, or upon surrender.
The section Transfers on page 12 of the Prospectus is amended by deleting the last sentence in the second paragraph of that section and replacing it with the following:
Chubb Life reserves the right to revoke or modify transfer privileges and charges upon 30 days' advance notice to Policyowners.
The section Reinstatement on page 14
of the Prospectus is amended by adding the following as the second paragraph of that section:
If the Policy is reinstated, the incontestability period will start over again beginning on the reinstatement date, but only for statements made in the application for reinstatement.
Any contest of the reinstatement may be for a material and fraudulent misrepresentation only and the reinstatement may not be contested more than two years from the effective date of the reinstatement.
The first paragraph of the section Policy Loans on page 22 of the Prospectus is deleted and amended to read as follows:
Policy Loans. So long as the Policy remains in force, a Policyowner may borrow money from Chubb Life at any time after the first policy anniversary using the Policy as the only security for the loan. Loans have priority over the claims of any assignee or any other person. The maximum loan amount is the Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount which may be borrowed at any given time is the maximum loan amount reduced by any outstanding Policy debt.

Form 3-00484 Ed. 5/97
FOR USE IN WEST VIRGINIA ONLY
Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997 CHUBB SEPARATE ACCOUNT C
OF
CHUBB LIFE INSURANCE COMPANY OF AMERICA
The first paragraph of the section Transfer on page 12 of the Prospectus is deleted and amended to read as follows:
Transfers. Accumulation Value may be transferred among the Divisions and between the Divisions and the General Account. In addition to individual transfer requests, Policyowners may elect either a Dollar Cost
Averaging feature or an Automatic Portfolio Re-Balancing feature which provides for systematic transfers as described below. Transfer requests may be made in writing or by telephone. Chubb Life may defer a potion of any transfer for up to 30 days. The total amount transferred each time must be at least $1,000 unless a Lesser amount constitutes the entire Accumulation Value in a Division or in the General Account. Accumulation
Value transferred from one Division or from the General
Account into more than on Division, and/or into the General Account, counts as one transfer. Similarly, transferring Accumulation Value from more than one
Division, and/or the General Account, into one other
Division or the General Account, counts as on transfer.
The second paragraph of the section Surrender Privileges on page 22 of the Prospectus is deleted and amended to read as follows:
The surrender value of the Policy equals the Cash Value less any outstanding Policy Debt. The amount payable upon surrender of the Policy is surrender value at the end of Valuation Period during which the requests is received. The surrender value may be paid in a lump sum or under one of the optional payment plans specified in the Policy. Proceeds will generally be paid within seven days of the Date of Receipt of a request for surrender or withdrawal. Chubb Life may defer payment of the cash surrender value for up to 30 days. See :POLICY BENEFITS
AND RIGHTS - Settlement Options".
A sentence is added to the fourth paragraph of the section Surrender Privileges on page 22 of the Prospectus which reads as follows:
Chubb Life may defer requests to withdraw for up to 30 days.
The second paragraph of the section Policy Loans on page 23 of the Prospectus is deleted and amended to read as follows:
Proceeds of policy loans ordinarily will be disbursed within seven days from the Date of Receipt of a request for a loan by Chubb Life, although payments may be postponed under certain circumstances. See "OTHER MATTERS - Postponement of Payments". Chubb Life may defer the granting of a policy loan for a period of not more than six months, unless such policy loan is to be applied to the payment of premiums on policies with Chubb Life. Chubb Life may, in its discretion, permit loans to be made by telephone if the proper authorization form is on file with Chubb Life. So long as the Policy remains in force, the loan may be repaid in whole or in part without penalty at any time while an Insured is living.
The section Postponement of Payments on page 25 of the Prospectus is deleted and amended to read as follows:
Postponement of Payments. Chubb Life may defer requests to withdraw and payment of the cash surrender value for up to 30 days. Additionally, payment of any amount upon surrender, withdrawal, policy loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission; (ii) the Commission by order permits postponement for the protection of Policyowners; or (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practicable to determine the value of net assets in Separate Account C.

Form 3-00477 Ed. 5/97
FOR USE IN THE US VIRGIN ISLANDS ONLY
Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997
CHUBB SEPARATE ACCOUNT C
OF
CHUBB LIFE INSURANCE COMPANY OF AMERICA
The fourth paragraph of the section Policy Loans on page 23 of the Prospectus is deleted and replaced by the following:
Chubb Life will charge interest on any outstanding policy loan with such interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of Accumulation Value held in the General Account to secure loans. The amount available at any time for a Type A loan equals the maximum loan amount less the Guideline Single
Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an interest rate of 5.85%. It is possible for one loan request to result in both a Type A and a Type B loan. A request for a loan will be granted first as a Type A loan, to the extent available, and then as a Type B loan. Once a policy loan is granted, it remains a Type A or Type B until it is repaid. Increases in the Specified Amount will affect the determination of the amount available for a Type A loan; however, decreases in the Specified Amount will not have any such effect. Interest is due and payable at the end of each policy year, and any interest not paid when due becomes loan principal.
The second to last sentence in the second paragraph of the section General Account Accumulation Value on page 26 of the Prospectus is deleted and replaced with the following:
Accumulation Value in the General Account that equals indebtedness will be credited interest daily at an effective annual rate of 5%.

Form 3-00489 Ed. 5/97
FOR USE IN VIRGINIA ONLY
Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997 CHUBB SEPARATE ACCOUNT C
OF
CHUBB LIFE INSURANCE COMPANY OF AMERICA
The seventh sentence of the section
Payment of Premiums
on page 11 of the Prospectus is deleted and replaced by the following two sentences:
These limits will be set forth by Chubb Life and will include a minimum initial premium payment and may also include limits on the total amount and frequency of payments in each policy year as outlined under the Cumulative Premium Limit Provision below. The total of all premiums may never exceed the current maximum premium limitations set forth in the Internal Revenue Code.
The following new section
Cumulative Premium Limit
is added to the Prospectus on page 11 after the section
Payment of Premiums.
Cumulative Premium Limit.
The Internal Revenue Code limits the amount of premiums which may be paid under this Policy for the Death Benefit to qualify for exclusion from gross income.
Chubb Life will calculate this limit and any amount of premium paid in excess of such limit will be returned to the Policyowner. The amount of additional payments allowed is provided each year in the Policyowner's annual statement.
The third sentence in the section
Policy Lapse
on page 13 of the Prospectus is amended to read as follows:
In the second policy year and thereafter, the Policy will remain in force so long as the Cash Value, less any outstanding Policy Debt, is sufficient to cover cost of insurance and any rider charges.
The sixth sentence in the first paragraph of the section
Death Benefits
of page 16 of the Prospectus is deleted and replaced by the following two sentences:
Form 3-00489 Ed. 5/97 Page 2
Interest will be paid on the Death Benefit Proceeds at a rate of 4% or the rate currently being credited under Settlement Option D, if greater, from the date of death to the date of payment. If State Law requires payment of a greater amount, Chubb Life will pay that amount.
The section
Limitation on Right to Contest
on page 25 of the Prospectus is deleted and replaced by the following:
Limitation on Right to Contest.
Chubb Life will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amount, after the Policy has been in force during the lifetime of each Insured for a period of two years from the date it is issued. Except for any increase in the Specified Amount, Chubb Life will not contest this Policy, after such increase has been in force during the lifetime of each Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.
The Last Sentence in the Section
Suicide
on page 25 of the Prospectus is amended to read as follows:
In the event of suicide by any Insured within two years of an increase in Specified Amount, the only liability of Chubb
Life with respect to the increase will be a refund of premiums paid with any associated expense charges, without interest, for such increase.

                                    PART II

                          UNDERTAKINGS TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING REGARDING INDEMNIFICATION

     Pursuant to Rule 484(b)(1) of the Securities Act of 1933, insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the option of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  REPRESENTATIONS REGARDING FEES AND CHARGES

     The fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Chubb Life Insurance Company of America.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following pages and documents:

     The facing sheet

     The prospectus consisting of 84 pages

     The undertaking to file reports

     The undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 regarding indemnification/2/

     The representaitons regarding fees and charges

     The signatures

     Written consents of the following persons:

         (a) Michael J. LeBoeuf, FSA, MAAA, contained in Exhibit 6 below.

         (b) Ernst & Young LLP

     The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     (a) Certified Copy of Resolution of the Executive Committee of the Board of Directors of Chubb Life Insurance Company of America establishing Chubb Separate Account C./3/ (Incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Chubb Separate Account C, filed February 23, 1996, Registation No. 33-72830).

     (b) Not Applicable

     (c) (i) Form of Distribution Agreement among Chubb Life Insurance Company of America, Chubb Separate Account C, and Chubb Securities Corporation./3/ (Incorporated by reference to Exhibit 1(c)(i) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Chubb Separate Account C, filed February 23, 1996, Registation No. 33-72830).

         (ii) Specimen Variable Contracts Selling Agreement between Chubb Securities Corporation and Selling Broker-Dealers./3/ (Incorporated by reference to Exhibit 1(c)(ii) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Chubb Separate Account C, filed February 23, 1996, Registation No. 33-72830).

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation./3/ (Incorporated by reference to Exhibit 1(c)(iii) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Chubb Separate Account C, filed February 23, 1996, Registation No. 33-72830).

         (iv) Specimen Registered Representative's Agreement of Chubb Securities Corporation./3/ (Incorporated by reference to Exhibit 1(c)(iv) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Chubb Separate Account C, filed February 23, 1996, Registation No. 33-72830).

         (v) Schedule of Commissions./3/ (Incorporated by reference to Exhibit 1(c)(v) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Chubb Separate Account C, filed February 23, 1996, Registation No. 33-72830).

     (d) Not Applicable

     (e) (i) Specimen flexible premium variable life insurance policy./3/ (Incorporated by reference to Exhibit 1(e)(i) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Chubb Separate Account C, filed February 23, 1996, Registation No. 33-72830).

         (ii) Specimen joint and last survivor flexible premium variable life insurance policy./3/ (Incorporated by reference to Exhibit 1(e)(ii) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Chubb Separate Account C, filed February 23, 1996, Registation No. 33-72830).

         (iii) Forms of Riders/3/ (Incorporated by reference to Exhibit 1(e)(iii) of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Chubb Separate Account C, filed February 23, 1996, Registation No. 33-72830).

     (f) (i) Amended and Restated Charter, with all amendments, of Chubb Life Insurance Company of America (incorporated by reference to Exhibit 1(f)(i) of Chubb Separate Account A's Post Effective Amendment No. 6 to the Registration Statement on Form S-6, filed February 28, 1992, Registration No. 33-7734).

         (ii) By-Laws of Chubb Life Insurance Company of America (incorporated by reference to Exhibit 1(f)(ii) of Chubb Separate Account A's Post Effective Amendment No. 6 to the Registration Statement on Form S-6, filed February 28, 1992, Registration No. 33-7734).

     (g) Not Applicable

     (h)
         (i) Investment Management Agreement between Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute Treasury Money Market Portfolio./1/

         (ii) Investment Management Agreement tetween Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute Bond Portfolio./1/

         (iii) Investment Management Agreement between Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute Equity Portfolio./1/

         (iv) Investment Management Agreement tetween Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute Small Company Portfolio./1/

         (v) Form of Investment Management Agreement between Chubb Series Trust and Chubb Investment Advisory Corporation with respect to the Resolute International Equity Portfolio./1/

         (vi) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New York with respect to the Resolute Treasury Money Market Portfolio./1/

         (vii) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New York with respect to the Resolute Bond Portfolio./1/

         (viii) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New York with respect to the Resolute Equity Portfolio./1/

         (ix) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New York with respect to the Resolute Small Company Portfolio./1/

         (x) Sub-Investment Management Agreement among Chubb Series Trust, Chubb Investment Advisory Corporation and Morgan Guaranty Trust Company of New Yoerk with respect to the Resolute International Equity Portfolio./1/

         (xi) Custodial Services Agreement between Chubb Series Trust, and Morgan Guaranty Trust Company of New York./2/

     (i) Not applicable

     (j) Application /2/

     2. Specimen Policy (Same as 1(e))./3/

     3. Opinion of counsel as to securities being registered./3/

     4. Not applicable.

     5. Not applicable.

     6. Actuarial opinions and consents of Michael J. LeBoeuf, FSA, MAAA./3/

     7. Consent of Ernst & Young LLP

     8. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act.

     9. Representations, description and undertakings regarding mortality and expense risk charge, pursuant to Rule 6e-3(T)(b)(13)(iii)(F)./3/

    10. Form of Reinsurance Agreement./3/

    11. Powers of Attorney./3/

    12. Memorandum regarding reliance on Order of the Commission./3/
-------------
/1/ Incorporated by reference to Registrant's Pre-effective Amendment No. 2 to the Registration Statement on Form N-1A, of Chubb Series Trust filed on July 22, 1994, File No. 33-72834.

/2/ Incorporated by reference to the Registration Statement on Form N-1A of Chubb Series Trust, filed on December 10, 1993, File No. 33-72834.

/3/ Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on form S-6 of Chubb Separate Account C, filed February 28, 1996, File No. 33-72830.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, Chubb Separate Account C, certifies that is meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 5 to the Registration Statement and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire, on the 21st day of April, 1997.


(Seal)
                                         Chubb Separate Account C
                                         (Registrant)
                                         Chubb Life Insurance Company of America
                                         (Depositor)



                                         By: /s/ Frederick H. Condon
                                            ---------------------------------
                                             Frederick H. Condon


                                         Title: Senior Vice President,
                                                General Counsel and Secretary
                                               ------------------------------

Attest:


 /s/ Charles C. Cornelio
 ----------------------------------------
 Charles C. Cornelio, Assistant Secretary

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Chubb Life Insurance Company of America has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 21st day of April, 1997.


                                        CHUBB LIFE INSURANCE COMPANY OF AMERICA


                                  By: /s/ Frederick H. Condon
                                     -----------------------------------------
                                          Frederick H. Condon

                                  Title: Senior Vice President, General Counsel
                                          and Secretary
                                         --------------------------------------


ATTEST:

/s/ Charles C. Cornelio
----------------------------------------
Charles C. Cornelio, Assistant Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


     Signatures                         Title
     ----------                         -----



        *
------------------------------------    Director
     John C. Beck


        *
------------------------------------    Director
     James I. Cash


        *
------------------------------------    Director, Vice Chairman
     Percy Chubb, III


        *
------------------------------------    Director
     Joel J. Cohen


        *
------------------------------------    Director
     David H. Hoag


        *
------------------------------------    Director
     Robert V. Lindsay

       Signatures                                       Title
       ----------                                       -----

                *                                     Director
----------------------------------------
        Thomas C. MacAvoy

                *                                     Director
----------------------------------------
        Gertrude G. Michelson

                *                                     Director, Chairman
----------------------------------------
        Dean R. O'Hare

                *                                     Director
----------------------------------------
        Warren B. Rudman

                *                                     Director
----------------------------------------
        Sir David G. Scholey, COE

                *                                     Director
----------------------------------------
        Raymond G. H. Seitz

                *                                     Vice President and
----------------------------------------                Treasurer
        Russell C. Simpson

                *                                     Director
----------------------------------------
        Lawrence M. Small

                *                                     President and Chief
----------------------------------------                Executive Officer
        Theresa M. Stone

                *                                     Executive Vice President
----------------------------------------                Chief Financial Officer
        Richard V. Werner

                *                                     Director
----------------------------------------
        Richard D. Wood



*By: /s/ Frederick H. Condon
    ------------------------------------------
      Frederick H. Condon, Attorney-in-Fact,
      the 21st day of April, 1997, pursuant
      to Powers of Attorney filed as Exhibit
      11 hereto.

                               EXHIBIT INDEX

7.           Consent of Ernst & Young LLP
             Independent Auditors.......................................

8.           Procedures Memorandum, as
             amended May 1, 1997........................................

11.          Powers of Attorney.........................................